NASL SERIES TRUST
PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------


Dear Fellow Venture Owners:

It is my pleasure to report to Venture Annuity and Venture Life ("Venture") contract owners the results of operations for 1995. The following audited financial statements of NASL Series Trust (the "Trust"), the mutual fund in which your contract values are invested, reflect the results of operations for the year ended December 31, 1995. During 1995, total net assets of the Trust grew from $3.81 billion at December 31, 1994 to $5.13 billion at December 31, 1995. This was a 35% increase in net assets for the year, reflecting the continued success of NASL Series Trust.

In 1995 we announced the merger of our parent company, North American Life Assurance Company, Toronto, and Manufacturers Life Insurance Company (Manulife Financial), Toronto. The merger effective January 1, 1996, creates a stronger capital position and establishes us as one of the largest life insurance companies in North America, as well as one of the largest writers of variable life and variable annuities in the U.S.

Nineteen ninety-five was also a year of spectacular returns for financial markets. Lower interest rates coupled with extraordinary corporate earnings fueled the market to record highs. The biggest surprise was the strength of corporate earnings in the face of moderate economic growth. U.S. companies have become very efficient and competitive in the global marketplace. The U.S. investment environment (stocks and bonds) remains one of the world's most attractive from both a fundamental and valuation perspective.

Wellington Management Company, manager of our Growth and Income, Investment Quality Bond and Money Market portfolios, anticipates for 1996 a moderate economic growth combined with benign inflation. While corporate earnings should still be positive, the heady levels experienced in 1995 should slow. The pace of economic growth may slow and even feel like a recession at times; however, this should allow the Federal Reserve ("the Fed") to increase liquidity through lower interest rates. The Fed's actions should be positive for both stocks and bonds. On the following pages, you will find an analysis of each Trust's 1995 performance. Please take a few minutes to review this important information.

As with all long-term financial investments, it is important to focus on achieving long-term goals instead of the short-term ups and downs of the markets. Venture is designed to help you achieve your long-term investment goals by promoting a diversified investment strategy with multiple investment managers, offering you the power of choice when planning for your future.

The Venture investment management team stands out among others because all seven of its investment managers have been chosen to manage portfolios compatible with their special area of expertise. In this way, Venture investors enjoy specialized, professional management in each individual portfolio. Our impressive money management team consists of Goldman Sachs Asset Management, Oechsle International Advisors, L.P., Salomon Brothers Asset Management Inc, Fidelity Management Trust Company, Roger Engemann Management Co., Inc., Wellington Management Company and J.P. Morgan Investment Management Inc.

We are confident in knowing that our first-rate investment management combined with our state-of-the-art contract benefits and options provide you with a solid template for your financial future. We are also continually striving to introduce innovative ways to provide our valuable customers with superior service. Venture is the first variable annuity to provide updated performance figures and unit value data via the World Wide Web. For those of you who have access to the World Wide Web, our site is located at http://www.nasl.com.

If you have any questions regarding your Venture annuity, our Teleservices Representatives await your call at 1-800-344-1029, Monday through Friday 8:00 a.m. to 8:00 p.m. Eastern Standard Time. To access account values, unit values and fixed rate information 24 hours a day, seven days a week, call our automated services number at 1-800-557-2223. For Venture Life contractholders, our Teleservices Representatives await your call at 1-800-600-3814, Monday through Friday 8:00 a.m. to 5:00 p.m. Eastern Standard Time.

We truly appreciate and thank you for entrusting Venture with your investment needs and we look forward to serving you in the future.

Sincerely,

William J. Atherton
President

 NASL SERIES TRUST
 FINANCIAL STATEMENTS
 --------------------------------------------------------------------------------------------------



                                                                                         Page
                                                                                         ----

     Fund Performance and Portfolio Manager's Commentary.........................         iii

     Results of Special Meeting of Shareholders..................................        xvii

     Report of Independent Accountants...........................................           1

     Statements of Assets and Liabilities........................................           2

     Statements of Operations....................................................           5

     Statements of Changes in Net Assets.........................................           8

     Financial Highlights........................................................          12

     Portfolio of Investments:

            Global Equity Trust..................................................          26

            Pasadena Growth Trust................................................          28

            Equity Trust.........................................................          30

            Value Equity Trust...................................................          35

            Growth and Income Trust..............................................          36

            International Growth and Income Trust................................          38

            Strategic Bond Trust.................................................          43

            Global Government Bond Trust.........................................          45

            Investment Quality Bond Trust........................................          46

            U.S. Government Securities Trust.....................................          48

            Money Market Trust...................................................          49

            Aggressive, Moderate and Conservative Asset Allocation Trusts........          51

     Notes to Financial Statements...............................................          75

 NASL SERIES TRUST
 FUND PERFORMANCE AND PORTFOLIO MANAGER'S COMMENTARY
 -------------------------------------------------------------------------------



                                TRUST PERFORMANCE

In the following pages we have set forth information regarding the performance of each portfolio of the NASL Series Trust (the "Trust"), excluding the Money Market Trust. There are several ways to evaluate a portfolio's historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. WITH RESPECT TO ALL PERFORMANCE INFORMATION PRESENTED, IT IS IMPORTANT TO UNDERSTAND THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. RETURN AND PRINCIPAL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                               PERFORMANCE TABLES

The Performance Tables show two types of total return information: CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS. A CUMULATIVE TOTAL RETURN is an expression of a portfolio's total change in share value in percentage terms over a set period of time -- one, five and ten years (or since the portfolio's inception if less than the applicable period). An AVERAGE ANNUAL TOTAL RETURN takes the portfolio's cumulative total return for a time period greater than one year and shows what would have happened if the portfolio had performed at a constant rate each year. In addition, for the five portfolios that were in existence prior to the change in portfolio management assignments in December 1991, namely the Equity, U.S. Government Securities, Aggressive Asset Allocation, Moderate Asset Allocation and Conservative Asset Allocation Trusts, the tables show an average annual total return for the period since the current portfolio manager assumed responsibility. THE TABLES SHOW ALL CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS, NET OF FEES AND EXPENSES OF THE TRUST, BUT DO NOT REFLECT THE INSURANCE (SEPARATE ACCOUNT) EXPENSES (INCLUDING A POSSIBLE CONTINGENT DEFERRED SALES CHARGE) OF THE VARIABLE ANNUITY AND VARIABLE LIFE PRODUCTS THAT INVEST IN THE TRUST.

     GRAPH -- CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life of each portfolio. Each portfolio's performance is compared with the performance of one or more broad-based securities indices as a "benchmark." All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and fund operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gain distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the portfolio invests.

                         PORTFOLIO MANAGER'S COMMENTARY

Finally, we have provided a commentary by each portfolio manager regarding each portfolio's performance during the fiscal year ended December 31, 1995.

                              GLOBAL EQUITY TRUST

INVESTMENT OBJECTIVE:  To seek-long term capital appreciation, by investing primarily in a globally diversified portfolio of common stocks and securities convertible into or exercisable for equity securities.

PORTFOLIO MANAGER:     Oechsle International Advisors, L.P.

INCEPTION DATE:        March 18, 1988

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                                      LOGO

                               PERFORMANCE TABLE

                                                           Average Annual Total Return              Cumulative Total Return
                                                                                  Since                             Since
Periods Ending December 31, 1995                       1 Year      5 Years      Inception          5 Years        Inception
Morgan Stanley Capital International (MSCI) World
  Index*                                                21.30%      12.34%       8.94%              78.91%         94.23%
Global Equity Trust (at net asset value)                 7.68%      10.27%       8.07%              63.03%         83.01%

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                         PORTFOLIO MANAGER'S COMMENTARY

This has been a roller coaster year for global equity markets. The level of volatility in individual markets has been high and quite unusual. This has masked some highly satisfying returns over the longer term.

The Global Equity Trust's largest weighting has been and continues to be Japan. During 1995, equity markets experienced a reversal in sentiment. While the portfolio benefited significantly from the outperformance of Japanese equities in the prior year, the decline in this market limited performance of the portfolio during the most recent twelve month period. The economic, political, financial and currency concerns that caused the recent poor performance of this market are now being seriously addressed by local authorities, and this is having a positive impact on the stock market. We expect this trend to continue.

We have believed for the past year that consensus expectations for growth among the major European economies were too optimistic and that they would have to be downgraded as time passed. At this stage, we expect there will be more positive government action to counter the slowdown, mainly in the form of lower short term interest rates. We are not anticipating aggressive restimulation programs, though, because of the concerns over budget deficits in most European countries and the need to bring them down in line with European Monetary Unit prerequisites. While the overall economic environment may appear lackluster, there are many profitable investment opportunities. The portfolio continues to be diversified on both a country and industry basis. The companies in the portfolio represent solid fundamental values with above average earnings potential over the next several years.

                             PASADENA GROWTH TRUST

INVESTMENT OBJECTIVE:  To seek long-term growth of capital by emphasizing investments in companies with rapidly growing earnings per share, some of which may be smaller emerging growth companies.

PORTFOLIO MANAGER:     Roger Engemann Management Co., Inc.

INCEPTION DATE:        December 11, 1992

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                                      LOGO

                               PERFORMANCE TABLE

                                                                 Average Annual Total Return        Cumulative Total Return
                                                                                   Since                    Since
Periods Ending December 31, 1995                                 1 Year          Inception               Inception
S&P 500*                                                          37.43%           15.26%                   53.13%
Pasadena Growth Trust (at net asset value)                        26.53%            4.70%                   15.07%

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                          PORTFOLIO MANAGER'S COMMENTARY

The Pasadena Growth Trust posted a good return for the year, with most of the portfolio's core holdings performing well. Fear that the slowing economy would cause companies to report earnings shortfalls led investors to steady growth companies. Among the strong portfolio performers in this area were Philip Morris, McDonald's, Pepsi, Coca Cola and Gillette. The portfolio also had sharp gains in its healthcare holdings as fears of threatened regulatory efforts subsided, and investors embraced this sector. Lower interest rates and consolidation in banking enabled Wells Fargo, First Interstate, Fannie Mae, and Freddie Mac to reach new highs. In the small cap portion of the Trust, strong performers included Idexx Laboratories, Maxim Integrated Products and Stratacom. Some of these gains were offset somewhat as several companies in this portion of the portfolio proved to be disappointments, including Avid Technology and Best Buy.

Two factors restrained the portfolio's progress in 1995. First, the portfolio was negatively affected by its holdings in the retail sector. We believe the retail environment will remain extremely competitive in the near term and have sold under performing retailers, including Toys R Us, Brinker International and Lowe's. Second, the portfolio was under represented in technology stocks for most of the year, which was one of the market's strongest sectors last year.

Going into 1996, many of the attributes which contributed to 1995's strong market are still in place. 1996 is expected to be the fifth consecutive year with inflation below 3 percent. We believe that low inflation and a slowing economy should provide impetus for the Federal Reserve to continue to lower interest rates. Finally, while investor sentiment is leaning towards earnings growth slowing for the average company in the S&P 500, we believe that the earnings growth of the companies in the portfolio will remain consistent. As a result, we are excited about 1996 because it is in this type of environment that the steady growth companies found in the portfolio should shine.

                                  EQUITY TRUST

INVESTMENT OBJECTIVE:  To seek growth of capital by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy stocks.

PORTFOLIO MANAGER:     Fidelity Management Trust Company

INCEPTION DATE:        June 18, 1985*

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES.

                                      LOGO

                               PERFORMANCE TABLE

                                                     Average Annual Total Return                     Cumulative Total Return
                                                                     Since          Since*                               Since
Periods Ending December 31, 1995      1 Year  5 Years   10 Years   Inception   December 13, 1991  5 Years   10 Years   Inception
S&P 500**                             37.43%   16.57%    14.84%      15.37%         16.06%        115.25%    299.09%    348.70%
Equity Trust (at net asset value)     42.79%   16.03%    13.73%      13.90%         15.98%        110.29%    262.12%    294.33%

 * Current portfolio manager assignment became effective 12/13/91.
** All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                          PORTFOLIO MANAGER'S COMMENTARY

In 1995, the Equity Trust finished the year with a 42.79% return, compared to 37.43% for the S&P 500 and 39.92% for the NASDAQ Composite. Although technology holdings gave back some gains in the fourth quarter, they were strong contributors to performance for the year. Financial, pharmaceutical and telecommunications equipment positions were also among the portfolio's best performing sectors. Over the intermediate term, we believe that interest rates will be flat to down, and that companies with good earnings potential will do well. The portfolio invests in companies with strong product cycles--companies producing a product that customers want, when customers want it. Small changes in interest rates do not profoundly affect the companies which the portfolio owns. As always, earnings growth potential drives our selection process. Valuations appear reasonable as long as the economy moves along at a slow, steady pace.

                               VALUE EQUITY TRUST

INVESTMENT OBJECTIVE:  To seek long-term growth of capital by investing primarily in common stocks and securities convertible into or carrying the right to buy common stocks.

PORTFOLIO MANAGER:     Goldman Sachs Asset Management

INCEPTION DATE:        February 19, 1993

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                                      LOGO

                               PERFORMANCE TABLE

                                                                  Average Annual Total Return      Cumulative Total Return
                                                                                     Since                  Since
Periods Ending December 31, 1995                                   1 Year          Inception              Inception
S&P 500*                                                           37.43%            15.39%                50.00%
Value Equity Trust (at net asset value)                            23.69%            12.75%                41.00%

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                         PORTFOLIO MANAGER'S COMMENTARY

In 1995, the Value Equity Trust had a total return of 23.69%. This compares with a total return of 37.43% for the S&P 500.

The Federal Reserve's current policy of neutrality which began at the end of 1994 helped propel the stock market to record highs. As corporate profit growth accelerated in the beginning of the year and as inflation remained in check, growth stocks took off. Even so, the portfolio underperformed the benchmark. This underperformance is attributable to two primary factors. First, as the name implies, the portfolio uses a value-oriented approach and value stocks did not perform as well as growth stocks. Second, for most of the period, the portfolio was heavily oriented towards cyclical stocks. The capital spending, basic industry, and consumer cyclical sectors had represented as much as 36% of the portfolio against a market weighting of 22%. Retailers and specialty retailers were over-represented. Neither of these sectors performed well during 1995 due to the resurfacing of recession fears.

As always, the portfolio remains a value driven portfolio in which we seek out companies that are inexpensive relative to our estimates for future earnings. Positive returns this year were aided by stock selection, specifically Citicorp (which reached our target price and was sold), Philip Morris, J.C. Penney, and AT&T.

During the fourth quarter, we completed a repositioning of the portfolio that began during the third quarter. We believe that the portfolio is still well positioned for a rebound in the consumer services sector and, more generally, a stronger than expected U.S. economy over the coming months.

                             GROWTH & INCOME TRUST

INVESTMENT OBJECTIVE:  To seek long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of United States issuers which the portfolio manager believes are of high quality.

PORTFOLIO MANAGER:     Wellington Management Company

INCEPTION DATE:        April 23, 1991

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                                      LOGO

                               PERFORMANCE TABLE

                                                                       Average Annual Total
                                                                              Return               Cumulative Total Return
                                                                                      Since                 Since
Periods Ending December 31, 1995                                     1 Year         Inception             Inception
S&P 500*                                                             37.43%           14.40%               87.37%
Growth & Income Trust (at net asset value)                           29.20%           13.06%               77.90%

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                         PORTFOLIO MANAGER'S COMMENTARY

The domestic stock market advanced strongly during 1995 as productivity-driven earnings gains and declining interest rates sustained investor enthusiasm. Within this environment of a rising market, there was considerable group rotation. For example, electronics stocks led the market rise early in 1995, only to correct sharply in the fourth quarter. Cyclical stocks, such as industrials and chemicals, generally underperformed in the last part of the year, as it became apparent the economy was decelerating. Financial stocks retained a leadership position throughout most of the year buoyed by falling interest rates and industry consolidation. Consumer staple and drug stocks also attracted investors as the economy showed more signs of slowing. Finally, Internet-related stocks skyrocketed during 1995 as speculative investors focused on this rapidly growing phenomenon.

The Growth and Income Trust underperformed the market for the period with a net asset value total return of 29.20% compared to 37.43% for the S&P 500 Index Composite. Portfolio holdings in economically-sensitive areas, such as paper, autos, and chemicals, were the primary source of relative underperformance. We believe most of these stocks now reflect the weak near-term outlook and offer the potential for improved performance with upward earnings revisions in 1996. Similarly, an underweighting in consumer staples which benefit from a slowing economic environment limited relative returns. Finally, a decline in communications equipment stocks also limited comparative performance, while portfolio investments in health care, financials, and technology tended to add to overall results.

                     INTERNATIONAL GROWTH AND INCOME TRUST

INVESTMENT OBJECTIVE:  To seek long-term growth of capital and income by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign issuers. The portfolio may also invest in debt securities of corporate or sovereign issuers rated A or higher by Moody's or S&P or, if unrated, of equivalent credit quality as determined by J.P. Morgan. Under normal circumstances, the portfolio will be invested approximately 85% in equity securities and 15% in fixed income securities.

PORTFOLIO MANAGER:     J.P. Morgan Investment Management, Inc.

INCEPTION DATE:        January 9, 1995

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                                      LOGO

                               PERFORMANCE TABLE

                                                                                                Cumulative Total Return
                                                                                                         Since
Periods Ending December 31, 1995                                                                       Inception
Morgan Stanley Capital International (MSCI) EAFE*                                                        11.55%
Salomon Brothers Non-US Dollar Bond Index*                                                               21.38%
Customized Benchmark*+                                                                                   13.03%
International Growth and Income Trust (at net asset value)                                                6.98%

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
+ Comprised of 85% of the return of the MSCI EAFE and 15% of the return of the Salomon Brothers Non-US Dollar Bond Index.

                         PORTFOLIO MANAGER'S COMMENTARY

Both international equity and fixed income markets began the year on a turbulent note, with bonds coming off a difficult 1994 and equities confronting the devaluation of the Mexican peso along with the prolonged recession in Japan. However, as the year progressed, international equity and fixed income returns improved on slowing economic growth, lower interest rates and benign inflation levels. Despite the improvement, international equity market performance was overshadowed this year by the impressive returns of U.S. stocks over the same period. We have been moderately overweighted in Japan since inception, as Japanese equities have appeared consistently undervalued over most of the past year. Although this decision detracted from the International Growth and Income Trust's equity performance in the first half, and for the year as a whole, the portfolio's overweighting in Japan helped results in the second half of 1995 as the yen weakened and the stock market rallied to post a 4% gain for the year. 1995 was a much better year than 1994 for international bond investors. The portfolio's fixed income returns were slightly below the Salomon Brothers Non-U.S. Dollar Bond Index, and were largely the result of underweighting Japanese government bonds earlier in the year. However, positions in core European bond markets provided a consistent yield advantage as European bonds continued to rally and were helpful to the portfolio's overall results.

                              STRATEGIC BOND TRUST

INVESTMENT OBJECTIVE:  To seek a high level of total return consistent with preservation of capital by giving its portfolio manager broad discretion to deploy the Trust's assets among certain segments of the fixed-income market as the portfolio manager believes will best contribute to achievement of the
                       Trust's investment objective.

PORTFOLIO MANAGER:     Salomon Brothers Asset Management Inc

INCEPTION DATE:        February 19, 1993

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                                      LOGO

                               PERFORMANCE TABLE

                                                                       Average Annual Total
                                                                              Return               Cumulative Total Return
                                                                                      Since                 Since
Periods Ending December 31, 1995                                     1 Year         Inception             Inception
Lehman Brothers Aggregate Bond Index*                                18.48%           7.19%                21.73%
Strategic Bond Trust (at net asset value)                            19.22%           7.17%                21.94%

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                         PORTFOLIO MANAGER'S COMMENTARY

The U.S. fixed income markets staged an impressive rally during 1995, supported by signs of economic weakness and an overall shift in investor sentiment that the Federal Reserve's next move would be to ease short term interest rates. During the year, the Strategic Bond Trust allocated its assets among U.S. Investment Grade, International Government, U.S. High Yield and Emerging Markets Debt sectors. The heaviest weighting was given to the U.S. High Yield sector as improvement in credit fundamentals and near record flows into mutual funds continued to provide strong support for this sector. The Strategic Bond Trust also maintained approximately a 22% allocation to the emerging debt market sector for most of the year. The emerging debt markets did trade off in the early part of the year due to the reaction to the Mexican peso devaluation. However, the market rebounded as the outlook for sovereign risk improved and better technical factors ensued. During the year, Poland's debt was awarded an investment grade rating marking a positive contribution to the portfolio. We continue to believe that this sector offers attractive long term total return opportunities. For the international investments, the portfolio maintained an underweighting in Japanese government bonds and an overweighting in German government bonds. The non-dollar positions continue to be hedged to minimize currency risk. We believe that prospects for growth for both Japan and Europe will be below trend over the next six months. In addition, we expect the German Bundesbank to ease its rates in the next several months. Finally, the U.S. Investment Grade sector also provided a positive contribution to the portfolio as Treasuries rallied through out the year. Low inflation and declining interest rates contributed to the overall positive returns for the fixed income markets. On a net asset value basis, the portfolio posted a 19.22% return for the one year period versus 18.48% for the Lehman Brothers Aggregate Bond Index.

                          GLOBAL GOVERNMENT BOND TRUST

INVESTMENT OBJECTIVE:  To seek a high level of total return by placing primary emphasis on high current income and the preservation of capital, by investing primarily in a global portfolio of high-quality, fixed-income securities of foreign and United States governmental entities and supranational issuers.

PORTFOLIO MANAGER:     Oechsle International Advisors, L.P.

INCEPTION DATE:        March 18, 1988

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                                      LOGO

                               PERFORMANCE TABLE

                                                         Average Annual Total Return                Cumulative Total Return
                                                                                Since                               Since
Periods Ending December 31, 1995                     1 Year      5 Years      Inception            5 Years        Inception
Salomon World Government Bond Index*                 19.04%       11.02%       9.46%              68.66%          101.41%
Global Government Bond Trust (at net asset value)    23.18%       10.36%       9.13%              63.69%           97.59%

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                         PORTFOLIO MANAGER'S COMMENTARY

Financial markets will remember the year 1995 as the year of the Kobe earthquake, nerve gas attacks on the Tokyo subway, the U.S. Dollar's early-spring free fall and late-summer recovery, the soft landing in the U.S., the Japanese banking crisis, the Quebec Referendum, the 1995 U.S. budget deal that didn't happen in 1995, strikes in France, and a spectacular year for international bond investments.

In early 1995, market participants were too pessimistic when it came to bond markets and inflation, but too optimistic with regards to economic growth. At the end of December 1994, an upward shift in the yield curve was priced in, in all major markets, however rates actually decreased rather than increased.

In 1995, market participants also believed in a strengthening U.S. Dollar. The consensus as of mid-December 1994 expected the Deutsch Mark in a year's time to be at 1.61, and the Japanese Yen to be at 104.50 in U.S. Dollars. The Deutsch Mark dropped in March to 1.35, and staggered on to end the year at 1.43, far from its expected consensus forecast. The Yen meanwhile, followed a similar pattern early in the year, bottoming at around 80 in April. But heavy interventions by the Bank of Japan (sometimes supported by the Federal Reserve and the German Bundesbank) managed to support the Dollar so that it could end the year versus the Yen at 102.92, close to its anticipated level.

The misassessment of inflation, economic growth and a strong Dollar provided excellent opportunities for incremental returns for global bond investors. We remain positive for global and international bonds as an asset class, and believe that the bull market trend which began in the early 1990's is still intact. If economies fail to grow at an above trend rate and if inflation is kept under control the market might be pleasantly surprised as to how much further rates could fall.

Therefore our strategy for now is to remain overweight in the Dollar-bloc and European high yielding markets, and to hold no Japanese bonds at an unattractive yield of 3.08% as of January 18, 1996.

                         INVESTMENT QUALITY BOND TRUST

INVESTMENT OBJECTIVE:  To seek a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. Up to 20% of the Trust's assets may be invested in below investment grade debt securities.

PORTFOLIO MANAGER:     Wellington Management Company

INCEPTION DATE:        April 23, 1991

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                                      LOGO

                               PERFORMANCE TABLE

                                                                       Average Annual Total Return      Cumulative Total Return
                                                                                            Since                Since
Periods Ending December 31, 1995                                       1 Year             Inception            Inception
Customized Benchmark*+                                                  20.27%              10.00%               56.01%
Lehman Brothers (LB) Aggregate Bond Index*                              18.48%               9.29%               51.35%
Investment Quality Bond Trust (at net asset value)                      19.49%               9.46%               52.86%

* All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
+ Customized Benchmark is comprised of 50% of the return of the Lehman Brothers
  Government Bond Index and 50% of the return of the Lehman Brothers Corporate Bond Index.

                         PORTFOLIO MANAGER'S COMMENTARY

The bond market was boosted in 1995 by the optimal combination of a weakening economy, low inflation, and growing optimism regarding federal budgetary restraint. The Federal Reserve began to reverse course from its tight policy in 1994 by easing twice during the year, and interest rates fell by more than 2.00 percentage points (200 basis points) across all maturities. In fact, for much of the year, most Treasuries traded at yields below the prevailing overnight repo rate, a strong indication that bond investors expect the weak economy to stay weak and the Fed to have much easing work ahead of it. For the year, the Investment Quality Bond Trust had a net asset value return of 19.49% compared to 18.48% for the Lehman Brothers Aggregate Bond Index. Portfolio performance benefited during the year from the modestly longer average maturity or duration of its bonds relative to the broad market index. Investment grade corporates, despite starting off the year offering a very narrow yield advantage over Treasuries, still managed to be the best performing sector (largely since they have the longest duration of any sector), while mortgages, as one should expect during a period of sharply falling interest rates, lagged as refinancing fears resurfaced. The portfolio's modest exposure to high yield was uneventful as the high yield sector performed in line with the Lehman Brothers Aggregate Bond Index.


                        U.S. GOVERNMENT SECURITIES TRUST

INVESTMENT OBJECTIVE:  To seek a high level of current income consistent with preservation of capital and maintenance of liquidity by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

PORTFOLIO MANAGER:     Salomon Brothers Asset Management Inc

INCEPTION DATE:        May 1, 1989*

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                                      LOGO

                               PERFORMANCE TABLE

                                                       Average Annual Total Return                    Cumulative Total Return
                                                                  Since            Since*                            Since
Periods Ending December 31, 1995            1 Year   5 Years    Inception    December 13, 1991        5 Years      Inception
Merrill Lynch 1-10yr Gov't**                14.59%    8.23%       9.03%            7.48%               48.53%        77.94%
U.S. Gov't Securities Trust (at net asset
  value)                                    15.57%    8.26%       8.54%            7.13%               48.74%        72.75%

 * Current portfolio manager assignment became effective 12/13/91.
** All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

                         PORTFOLIO MANAGER'S COMMENTARY

The U.S. fixed income markets staged an impressive rally during 1995, supported by signs of economic weakness and an overall shift in investor sentiment that the Federal Reserve's next move would be to ease short term interest rates. As the year began, we lengthened the U.S. Government Securities Trust's average duration and concentrated maturities in the intermediate portion of the yield curve (bullet structure) to participate in the rally. We also reduced the exposure to mortgage securities to protect the fund from prepayments resulting from increased refinancing activity. Moving into the second half of the year, we shifted to a neutral duration position as economic indicators revealed that a recession threat was subsiding. The portfolio decreased its holdings of CMOs and agency debentures as spreads on those securities tightened. Proceeds from the liquidations were invested into Treasury Bills and discount 15 year pass-throughs. On a net asset value basis, the portfolio posted a 15.57% return for the one year period versus 14.59% for the Merrill Lynch 1-10 Year Government Index. We expect some steepening of the yield curve over the next several months and continue to favor a bullet structure for the portfolio to take advantage of this. We remain optimistic about further Fed easing over the next six months.

                       AGGRESSIVE ASSET ALLOCATION TRUST

INVESTMENT OBJECTIVE:  To seek the highest total return consistent with an aggressive level of risk tolerance. The
                       Trust attempts to limit the decline in portfolio value in very adverse market conditions to 15%
                       over any twelve month period.

PORTFOLIO MANAGER:     Fidelity Management Trust Company

INCEPTION DATE:        August 3, 1989*

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                                      LOGO

                               PERFORMANCE TABLE

                                                       Average Annual Total Return                    Cumulative Total Return
                                                                  Since            Since*                            Since
Periods Ending December 31, 1995            1 Year   5 Years    Inception    December 13, 1991         5 Years     Inception
Wilshire 5000**                             36.48%    17.29%      12.58%           16.04%              121.96%      113.85%
Morgan Stanley International EAFE Index**   11.55%     9.71%       3.86%           10.19%               58.91%       27.52%
Lehman Brothers (LB) Aggregate Bond
  Index**                                   18.48%     9.48%       9.21%            8.51%               57.27%       75.97%
90 Day T-Bill**                              5.81%     4.54%       5.33%            4.19%               24.84%       39.56%
Merrill Lynch High Yield Index**            19.91%    17.17%      12.02%           13.22%              120.84%      107.21%
Customized Benchmark**+                     23.79%    13.16%      11.39%           12.16%               85.58%       99.76%
Aggressive Asset Allocation Trust
  (at net asset value)                      22.77%    12.35%       8.02%           11.22%               78.98%       63.97%

 * Current portfolio manager assignment became effective 12/13/91.
** All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
 + Customized Benchmark is comprised of 47.5% of the return of the Wilshire
   5000, 20% of the MSCI EAFE Index, 15% of the return of the Lehman Brothers Aggregate Index, 10% of the return of the 90 Day T-Bill, and 7.5% of the return of the Merrill Lynch High Yield Index.

                         PORTFOLIO MANAGER'S COMMENTARY

1995 turned out to be an exceptional year for U.S. equity and bond markets. Equity markets, led by financial, drug and technology sectors, returned 36.48% (Wilshire 5000 Index). The bond market returned 18.48% (Lehman Brothers Aggregate Bond Index), helped by a moderate pace of economic growth with low inflation. Major slow downs in Western Europe and Japan contributed to the relatively low return of 11.55% for international equities (EAFE Index). Overall, the performance of the U.S. market in 1995 was opposite of 1994's performance. The diversifying structure of the Aggressive Asset Allocation Trust was successful in both minimizing the downside in 1994 and providing competitive returns in 1995. The portfolio returned 22.77% for the year ended December 31, 1995. The portfolio's slight overweighing in international equities relative to it's customized benchmark detracted slightly from the portfolio's relative performance. In 1996, we believe that the U.S. economy, buoyed by low interest rates, will continue to chug along at a positive, yet somewhat sluggish pace. The presidential election and budget negotiations will add short term volatility to both the equity and bond markets. The central banks in Germany and Japan lowered interest rates very aggressively in 1995 to counter an economic slow down. As a result, we think the condition of their respective economies will improve in 1996. Overall, as of early 1996, international equities are very competitively valued versus U.S. equities.

                        MODERATE ASSET ALLOCATION TRUST

INVESTMENT OBJECTIVE:  To seek the highest total return consistent with a conservative level of risk tolerance. This
                       Trust attempts to limit the decline in portfolio value in very adverse market conditions to 10%
                       over any twelve month period.

PORTFOLIO MANAGER:     Fidelity Management Trust Company

INCEPTION DATE:        August 3, 1989*

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                                      LOGO

                               PERFORMANCE TABLE

                                                       Average Annual Total Return                    Cumulative Total Return
                                                                  Since            Since*                            Since
Periods Ending December 31, 1995            1 Year   5 Years    Inception    December 13, 1991         5 Years     Inception
Wilshire 5000**                             36.48%    17.29%      12.58%           16.04%              121.96%      113.85%
Morgan Stanley International EAFE Index**   11.55%     9.71%       3.86%           10.19%               58.91%       27.52%
Lehman Brothers (LB) Aggregate Bond
  Index**                                   18.48%     9.48%       9.21%            8.51%               57.27%       75.97%
90 Day T-Bill**                              5.81%     4.54%       5.33%            4.19%               24.84%       39.56%
Merrill Lynch High Yield Index**            19.91%    17.17%      12.02%           13.22%              120.84%      107.21%
Customized Benchmark**+                     21.56%    11.90%      10.90%           10.88%               75.42%       94.18%
Moderate Asset Allocation Trust
  (at net asset value)                      20.68%    11.40%       7.75%           10.08%               71.57%       61.37%

 * Current portfolio manager assignment became effective 12/13/91.
** All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
 + Customized Benchmark comprised of 32.5% of the return of the Wilshire 5000, 10% of the return of the MSCI EAFE Index, 40% of the return of the Lehman Brothers Aggregate Index, 10% of the return of the 90 Day T-Bill, and 7.5% of the return of the Merrill Lynch High Yield Index.

                         PORTFOLIO MANAGER'S COMMENTARY

1995 turned out to be an exceptional year for U.S. equity and bond markets. Equity markets, led by financial, drug and technology sectors, returned 36.48% (Wilshire 5000 Index). The bond market returned 18.48% (Lehman Brothers Aggregate Bond Index), helped by a moderate pace of economic growth with low inflation. Major slow downs in Western Europe and Japan contributed to the relatively low return of 11.55% for international equities (EAFE Index). Overall, the performance of the U.S. market in 1995 was opposite of 1994's performance. The diversifying structure of the Moderate Asset Allocation Trust was successful in both minimizing the downside in 1994 and providing competitive returns in 1995. The portfolio returned 20.68% for the year ended December 31, 1995. The portfolio's slight overweighing in international equities relative to its customized benchmark detracted slightly from the portfolio's relative performance. In 1996, we believe that the U.S. economy, buoyed by low interest rates, will continue to chug along at a positive, yet somewhat sluggish pace. The presidential election and budget negotiations will add short term volatility to both the equity and bond markets. The central banks in Germany and Japan lowered interest rates very aggressively in 1995 to counter an economic slow down. As a result, we think the condition of their respective economies will improve in 1996. Overall, as of early 1996, international equities are very competitively valued versus U.S. equities.

                      CONSERVATIVE ASSET ALLOCATION TRUST

INVESTMENT OBJECTIVE:  To seek the highest total return consistent with a conservative level of risk tolerance. This
                       Trust attempts to limit the decline in portfolio value in very adverse market conditions to 5%
                       over any twelve month period.

PORTFOLIO MANAGER:     Fidelity Management Trust Company

INCEPTION DATE:        August 3, 1989*

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

                                      LOGO

                               PERFORMANCE TABLE

                                                       Average Annual Total Return                    Cumulative Total Return
                                                                  Since            Since*                            Since
Periods Ending December 31, 1995            1 Year   5 Years    Inception    December 13, 1991        5 Years      Inception
Wilshire 5000**                             36.48%    17.29%      12.58%           16.04%             121.96%       113.85%
Morgan Stanley International EAFE Index**   11.55%    9.71%        3.86%           10.19%              58.91%        27.52%
Lehman Brothers (LB) Aggregate Bond
  Index**                                   18.48%    9.48%        9.21%            8.51%              57.27%        75.97%
90 Day T-Bill**                              5.81%     4.54%       5.33%            4.19%              24.84%        39.56%
Customized Benchmark**+                     18.22%    10.19%      10.03%            9.26%              62.46%        84.66%
Conservative Asset Allocation Trust
  (at net asset value)                      18.07%    10.01%       7.25%            8.63%              61.12%        56.64%

 * Current portfolio manager assignment became effective 12/13/91.
** All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
 + Customized Benchmark is comprised of 20% of the return of the Wilshire 5000, 5% of the return of the MSCI EAFE Index, 50% of the return of the Lehman Brothers Aggregate Index, and 25% of the return of the 90 Day T-Bill.

                         PORTFOLIO MANAGER'S COMMENTARY

1995 turned out to be an exceptional year for U.S. equity and bond markets. Equity markets, led by financial, drug and technology sectors, returned 36.48% (Wilshire 5000 Index). The bond market returned 18.48% (Lehman Brothers Aggregate Bond Index), helped by a moderate pace of economic growth with low inflation. Major slow downs in Western Europe and Japan contributed to the relatively low return of 11.55% for international equities (EAFE Index). Overall, the performance of the U.S. market in 1995 was opposite of 1994's performance. The diversifying structure of the Conservative Asset Allocation Trust was successful in both minimizing the downside in 1994 and providing competitive returns in 1995. The portfolio returned 18.07% for the year ended December 31, 1995. The portfolio's slight overweighing in international equities relative to it's customized benchmark detracted slightly from the portfolio's relative performance. In 1996, we believe that the U.S. economy, buoyed by low interest rates, will continue to chug along at a positive, yet somewhat sluggish pace. The presidential election and budget negotiations will add short term volatility to both the equity and bond markets. The central banks in Germany and Japan lowered interest rates very aggressively in 1995 to counter an economic slow down. As a result, we think the condition of their respective economies will improve in 1996. Overall, as of early 1996, international equities are very competitively valued versus U.S. equities.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------



        On December 5, 1995 a Special Meeting of Shareholders of the NASL Series
Trust was held for the purpose of considering and voting upon:

Proposal 1    Election of Samuel Hoar as Trustee of the Trust;
----------

Proposal 2    Approval of a new investment advisory agreement between the
----------    Trust and NASL Financial Services, Inc., the Trust's investment adviser (the "Adviser") on substantially identical terms as the current agreement;

Proposal 3    Approval of new subadvisory agreements between the Adviser
----------    and each of the Subadvisers that perform subadvisory services for the portfolios of the Trust, in each case on substantially identical terms as the current agreement (shareholders of each portfolio will vote on the subadvisory agreement applicable to such portfolio);

Proposal 4    Approval of a new subadvisory consulting agreement for the
----------    Strategic Bond Trust between Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Limited, on substantially identical terms as the current agreement (only shareholders of the
              Strategic Bond Trust will vote on this proposal);

Proposal 5    Approval of an amendment to the fundamental investment
----------    restriction of the Trust regarding borrowing to permit each portfolio of the Trust to borrow (i) for temporary or emergency purposes (not for leveraging) in an amount up to 33 1/3% of its assets and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and similar transactions;

Proposal 6    Approval of an amendment to the fundamental investment
----------    restriction of the Trust regarding lending to permit each
              portfolio of the Trust to increase the amount of securities that may be lent from 20% to 33 1/3% of the value of its total assets;

Proposal 7    Ratification of selection of the Trust's independent accountants
----------    (no change in the Trust's independent accountants is proposed).

At the meeting, all proposals were approved by shareholders of each portfolio.
The number of votes cast FOR or AGAINST or which ABSTAINED from voting is set forth below for each proposal:

                                                       SHARES

          -----------                     ----------------------------------
           PORTFOLIO                           FOR           VOTE WITHHELD
          -----------                     ---------------   ----------------

          PROPOSAL 1
          ----------
          All Series of the Trust          333,247,727       13,573,931

                                                                 SHARES
          -----------                     ----------------------------------------------------
           PORTFOLIO                           FOR               AGAINST         ABSTAINED
          -----------                     ---------------   ----------------   ---------------

                                                                                  C>
          PROPOSAL 2
          ----------
          Global Equity                     37,138,442           915,501          1,839,535
          Pasadena Growth                   20,458,884           425,009          1,466,840
          Equity                            41,332,803           974,010          2,168,057
          Value Equity                      24,801,766           386,093          1,499,991
          Growth and Income                 35,638,064           579,910          1,970,982
          International Growth and Income    5,443,395           128,970            263,344
          Strategic Bond                     9,462,758           169,225            463,305
          Global Government Bond            15,559,493           254,682            754,345
          Investment Quality Bond           10,391,629           217,706            498,375
          U.S. Government Securities        15,478,545           399,646            684,907
          Money Market                      23,413,907           714,452          1,281,206
          Aggressive Asset Allocation       15,484,103           306,231          1,080,328
          Moderate Asset Allocation         49,047,648         1,204,834          2,783,380
          Conservative Asset Allocation     18,243,539           212,384          1,283,434

--------------------------------------------------------------------------------




                                                                 SHARES
          -----------                     ----------------------------------------------------
           PORTFOLIO                           FOR               AGAINST         ABSTAINED
          -----------                     ---------------   ----------------   ---------------

          PROPOSAL 3
          ----------
          Global Equity                     36,931,211           966,489          1,995,778
          Pasadena Growth                   20,318,086           498,933          1,533,714
          Equity                            41,140,760         1,009,079          2,325,031
          Value Equity                      24,718,113           447,382          1,522,355
          Growth and Income                 35,565,966           585,320          2,037,670
          International Growth and Income    5,389,607           154,126            291,976
          Strategic Bond                     9,425,427           181,280            488,581
          Global Government Bond            15,505,256           258,561            804,703
          Investment Quality Bond           10,348,788           242,188            516,734
          U.S. Government Securities        15,473,861           398,576            690,661
          Money Market                      23,336,943           738,984          1,333,638
          Aggressive Asset Allocation       15,358,581           352,084          1,159,997
          Moderate Asset Allocation         48,838,907         1,264,474          2,932,481
          Conservative Asset Allocation     18,154,358           291,792          1,293,207

          PROPOSAL 4
          ----------
          Strategic Bond                     9,381,009           200,461            513,818

          PROPOSAL 5
          ----------
          Global Equity                     35,204,980         2,547,132          2,141,366
          Pasadena Growth                   19,674,510         1,150,039          1,526,184
          Equity                            39,531,388         2,557,211          2,386,271
          Value Equity                      23,866,743         1,347,041          1,474,066
          Growth and Income                 34,155,634         1,928,632          2,104,690
          International Growth and Income    5,240,688           308,191            236,830
          Strategic Bond                     9,174,513           400,467            520,308
          Global Government Bond            14,965,193           778,117            825,210
          Investment Quality Bond           10,152,339           442,947            512,424
          U.S. Government Securities        15,052,737           866,080            644,281
          Money Market                      22,514,897         1,606,357          1,288,311
          Aggressive Asset Allocation       14,829,977           853,696          1,186,989
          Moderate Asset Allocation         46,735,486         3,261,001          3,039,375
          Conservative Asset Allocation     17,317,854         1,054,360          1,367,143

          PROPOSAL 6
          ----------
          Global Equity                     35,405,916         2,408,551          2,079,011
          Pasadena Growth                   19,673,514         1,166,366          1,510,853
          Equity                            39,434,715         2,679,400          2,360,755
          Value Equity                      23,807,238         1,421,173          1,459,439
          Growth and Income                 34,195,365         1,895,017          2,098,574
          International Growth and Income    5,312,786           282,479            240,444
          Strategic Bond                     9,187,037           409,391            498,860
          Global Government Bond            14,954,618           796,747            817,155
          Investment Quality Bond           10,183,839           416,278            507,593
          U.S. Government Securities        15,003,593           913,338            646,167
          Money Market                      22,595,877         1,522,289          1,291,399
          Aggressive Asset Allocation       14,885,882           832,458          1,152,322
          Moderate Asset Allocation         46,896,029         3,113,828          3,026,005
          Conservative Asset Allocation     17,351,022           972,821          1,415,514

          PROPOSAL 7
          ----------
          All Series of the Trust          326,341,602         3,928,178         16,551,878




                                     xviii

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


    To the Board of Trustees and Shareholders of NASL Series Trust:

    We have audited the accompanying statements of assets and liabilities of NASL Series Trust (comprising, respectively, the Global Equity, Pasadena Growth, Equity, Value Equity, Growth and Income, International Growth and Income, Strategic Bond, Global Government Bond, Investment Quality Bond, U.S. Government Securities, Money Market and Aggressive, Moderate and Conservative Asset Allocation Trusts), including the portfolio of investments, as of December 31, 1995, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentations. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Trusts comprising NASL Series Trust as of December 31, 1995, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                       COOPERS & LYBRAND L.L.P.

    Boston, Massachusetts
    February 15, 1996

NASL SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------------------------


                                                                GLOBAL        PASADENA                       VALUE       GROWTH AND
                                                                EQUITY         GROWTH         EQUITY         EQUITY       INCOME
                                                                TRUST           TRUST         TRUST          TRUST         TRUST
                                                            ------------   ------------   ------------   ------------   -----------

ASSETS

Investments in securities, at value* (Includes repurchase
  agreements of $100,188,000 and $43,932,000 in the
  Equity and Value Equity Trusts, respectively) (See
  accompanying portfolio of investments) ................   $641,380,864   $277,336,287   $976,065,248   $395,072,032   $671,637,979

Receivable for forward foreign currency contracts to sell
  (Notes 2 and 8) .......................................     61,469,216           --             --             --             --
Forward foreign currency contracts to buy, at value
  (Cost: $695,035 and $754,098 in the Global Equity
   and Equity Trusts, respectively) (Notes 2 and 8) .....        691,930           --          750,008           --             --
Cash ....................................................            720            523            436            979             80
Foreign currency (Cost: $3,360,167 and $12,691 in
  the Global Equity and Growth and Income Trusts,
   respectively) ........................................      3,363,884           --             --             --           12,446
Receivables:
      Investments sold ..................................        179,026           --       12,352,489      2,482,291           --
      Fund shares sold ..................................      3,115,242         23,627        622,018        679,814           --
      Dividends .........................................        746,923        361,811      1,177,702        493,226      1,482,685
      Interest ..........................................          3,043          8,810         41,745         21,051        290,650
      Foreign tax withholding reclaims ..................        295,928          2,860           --             --             --
Deferred organization expenses (Note 2) .................           --            3,901           --            4,284          3,982
Other assets ............................................          6,862          2,420          8,285          3,357          5,639
                                                            ------------   ------------   ------------   ------------   ------------
            Total assets ................................    711,253,638    277,740,239    991,017,931    398,757,034    673,433,461
                                                            ------------   ------------   ------------   ------------   ------------

LIABILITIES

Forward foreign currency contracts to sell, at value
  (Cost: $61,469,216) (Notes 2 and 8) ...................     61,343,070           --             --             --             --
Payables:
      Forward foreign currency contracts to buy
        (Notes 2 and 8) .................................        695,035           --          754,098           --             --
      Investments purchased .............................        691,930         22,266      1,327,519      1,878,666           --
      Fund shares redeemed ..............................            113             37            199            118      3,936,441
      Dividend and interest withholding tax .............         48,554          4,741          5,389           --           28,124
      Custodian fee .....................................        245,614         21,979         63,554         27,494         41,799
      Due to custodian ..................................           --             --            8,744           --             --
      Other accrued expenses ............................         46,684         17,023         58,223         24,200         39,853
                                                            ------------   ------------   ------------   ------------   ------------
            Total liabilities ...........................     63,071,000         66,046      2,217,726      1,930,478      4,046,217
                                                            ------------   ------------   ------------   ------------   ------------
NET ASSETS ..............................................   $648,182,638   $277,674,193   $988,800,205   $396,826,556   $669,387,244
                                                            ============   ============   ============   ============   ============
Net assets consist of:
      Accumulated undistributed net investment income
        (Note 2) ........................................   $ 11,144,253   $    908,877   $  4,695,040   $  5,009,152   $ 11,667,389
      Accumulated undistributed net realized gain
        (loss) on investments ...........................    (17,623,479)   (10,560,793)    95,984,414     25,890,743     15,781,628
      Unrealized appreciation (depreciation) on:
         Investments ....................................     60,373,069     50,433,536    165,527,270     29,865,194    121,037,410
         Foreign currency and forward foreign currency
           contracts ....................................        131,742           --             (583)          --              585
      Capital shares at par value of $.01 (Note 4) ......        402,496        243,632        475,620        287,336        408,931
      Additional paid-in capital ........................    593,754,557    236,648,941    722,118,444    335,774,131    520,491,301
                                                            ------------   ------------   ------------   ------------   ------------
            Net assets ..................................   $648,182,638   $277,674,193   $988,800,205   $396,826,556   $669,387,244
                                                            ============   ============   ============   ============   ============
Capital shares outstanding (Note 4) .....................     40,249,612     24,363,208     47,562,040     28,733,585     40,893,098
                                                            ------------   ------------   ------------   ------------   ------------
Net asset value, offering price and redemption price
      per share .........................................   $      16.10   $      11.40   $      20.79   $      13.81   $      16.37
                                                            ============   ============   ============   ============   ============

*Investments in securities, at identified cost (Note 2) .   $581,007,795   $226,902,751   $810,537,978   $365,206,838   $550,600,569
                                                            ============   ============   ============   ============   ============


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------------------------

                                                          INTERNATIONAL                     GLOBAL       INVESTMENT         U.S.
                                                            GROWTH AND      STRATEGIC     GOVERNMENT      QUALITY        GOVERNMENT
                                                              INCOME          BOND          BOND           BOND         SECURITIES
                                                              TRUST           TRUST         TRUST          TRUST           TRUST
                                                          -------------   ------------   ------------   ------------   ------------
ASSETS
Investments in securities at value* (Includes a repurchase
  agreement of $44,490,000 in the U.S. Government
  Securities Trust) (See accompanying portfolio of
  investments) ........................................... $ 87,198,943   $124,924,833   $227,153,803   $142,715,378   $256,049,772
Receivable for forward foreign currency contracts to sell
  (Notes 2 and 8) ........................................   17,464,735     25,190,430     37,531,659           --             --
Forward foreign currency contracts to buy, at value
  (Cost: $3,978,000, $12,176,927 and $27,021,808 in
  the International Growth and Income, Strategic Bond
  and Global Government Bond Trusts, respectively)
  (Notes 2 and 8) ........................................    3,894,573     12,240,348     26,955,123           --             --
Cash .....................................................          586          2,778            438            809            183
Foreign currency (Cost: $1,313,615, $74,923 and
  $980,292 in the International Growth and Income,
  Strategic Bond and Global Government Bond Trusts,
  respectively) ..........................................    1,309,544         68,838        981,243           --             --
Receivables:
      Investments sold ...................................      155,214        289,844           --             --       10,063,542
      Fund shares sold ...................................      321,297        272,483      1,295,000        474,391      1,346,586
      Dividends ..........................................       93,761          3,200           --             --             --
      Interest ...........................................      146,235      2,661,951      5,418,631      2,466,906      3,027,603
      Foreign tax withholding reclaims ...................       72,170         11,073         37,352           --             --
Deferred organization expenses (Note 2) ..................        9,531          6,427           --             --             --
Other assets .............................................        1,477          1,041          2,355          1,227          2,075
                                                           ------------   ------------   ------------   ------------   ------------
           Total assets ..................................  110,668,066    165,673,246    299,375,604    145,658,711    270,489,761
                                                           ------------   ------------   ------------   ------------   ------------
LIABILITIES

Forward foreign currency contracts to sell, at value

  (Cost: $17,464,735, $25,190,430 and $37,531,659 in
  the International Growth and Income, Strategic Bond
  and Global Government Bond Trusts, respectively)
  (Notes 2 and 8) ........................................   17,104,645     25,352,278     36,899,027           --             --
Payables:
      Forward foreign currency contracts to buy
        (Notes 2 and 8) ..................................    3,978,000     12,176,927     27,021,808           --             --
      Investments purchased ..............................      830,745      5,381,312           --        2,524,479     53,664,033
      Fund shares redeemed ...............................         --               39             50             32             51
      Dividend and interest withholding tax ..............       13,897            910        121,343            544           --
      Custodian fee ......................................      102,745         48,059         72,711         21,015         20,337
      Other accrued expenses .............................         --            8,180         17,731         10,037         16,921
Deferred mortgage dollar roll income .....................         --            1,365           --             --             --
                                                           ------------   ------------   ------------   ------------   ------------
           Total liabilities .............................   22,030,032     42,969,070     64,132,670      2,556,107     53,701,342
                                                           ------------   ------------   ------------   ------------   ------------
NET ASSETS ............................................... $ 88,638,034   $122,704,176   $235,242,934   $143,102,604   $216,788,419
                                                           ============   ============   ============   ============   ============
Net assets consist of :
      Accumulated undistributed net investment
        income (loss) (Note 2) ...........................     ($70,205)  $ 10,644,655   $ 20,496,692   $  8,478,262   $ 12,847,931
      Accumulated undistributed net realized gain (loss)
        on investments ...................................     (233,834)    (3,633,638)    (7,654,732)    (4,660,721)    (2,689,400)
      Unrealized appreciation (depreciation)  on:
           Investments ...................................    2,485,964      2,064,219     11,626,147      8,108,959      4,786,681
           Foreign currency and forward foreign currency
             contracts ...................................      267,627       (103,335)       602,685           --             --
      Capital shares at par value of $.01 (Note 4) .......       84,621        108,985        161,601        116,180        158,806
      Additional paid-in capital .........................   86,103,861    113,623,290    210,010,541    131,059,924    201,684,401
                                                           ------------   ------------   ------------   ------------   ------------
           Net assets .................................... $ 88,638,034   $122,704,176   $235,242,934   $143,102,604   $216,788,419
                                                           ============   ============   ============   ============   ============
Capital shares outstanding (Note 4) ......................    8,462,125     10,898,515     16,160,125     11,618,055     15,880,625
                                                           ------------   ------------   ------------   ------------   ------------
Net asset value, offering price and redemption price
      per share .......................................... $      10.47   $      11.26   $      14.56   $      12.32   $      13.65
                                                           ============   ============   ============   ============   ============

*Investments in securities, at identified cost (Note 2) .. $ 84,712,979   $122,860,614   $215,527,656   $134,606,419   $251,263,091
                                                           ============   ============   ============   ============   ============



    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------------------------------------

                                                                             AGGRESSIVE      MODERATE     CONSERVATIVE
                                                                MONEY           ASSET          ASSET         ASSET
                                                                MARKET       ALLOCATION     ALLOCATION     ALLOCATION
                                                                TRUST           TRUST          TRUST         TRUST
                                                             ------------   ------------   ------------   ------------
ASSETS

Investments in securities at value* (Includes a repurchase
  agreement of $28,289,000 in the Conservative Asset
  Allocation Trust) (See accompanying portfolio of
  investments) ...........................................   $258,581,602   $211,255,251   $648,772,669   $224,247,646
Cash .....................................................            701             45             19            666
Foreign currency (Cost: $668,359, $1,374,374 and
  $173,662 in the Aggressive, Moderate and Conservative
  Asset Allocation Trusts, respectively) .................           --          670,983      1,380,451        174,353
Receivables:
     Investments sold ....................................           --        5,676,891     13,635,978      2,792,279
      Variation margin for open futures contracts ........           --             --             --              274
      Dividends ..........................................           --          224,167        465,505         91,168
      Interest ...........................................        446,107        811,153      5,078,193      2,193,821
      Foreign tax withholding reclaims ...................           --           33,216         62,604         10,128
Other assets .............................................          2,865          2,058          6,508          2,247
                                                             ------------   ------------   ------------   ------------
               Total assets ..............................    259,031,275    218,673,764    669,401,927    229,512,582
                                                             ------------   ------------   ------------   ------------

LIABILITIES

Payables:
      Investments purchased ..............................           --        6,451,236     18,628,439      4,673,692
      Variation margin for open futures contracts ........           --            8,211         18,437          2,100
      Fund shares redeemed ...............................        877,850        360,587        425,485        361,305
      Dividend and interest withholding tax ..............           --            8,711         25,288          4,892
      Custodian fee ......................................         17,052         71,415        116,078         62,164
      Other accrued expenses .............................         19,410         16,652         52,063         18,429
                                                             ------------   ------------   ------------   ------------
               Total liabilities .........................        914,312      6,916,812     19,265,790      5,122,582
                                                             ------------   ------------   ------------   ------------
NET ASSETS ...............................................   $258,116,963   $211,756,952   $650,136,137   $224,390,000
                                                             ============   ============   ============   ============
Net assets consist of :
      Accumulated undistributed net investment
        income (Note 2) ..................................           --     $  5,427,633   $ 26,460,562   $ 10,622,367
      Accumulated undistributed net realized gain
        on investments ...................................           --       10,450,155     26,127,969      2,923,461
      Unrealized appreciation on:
           Investments ...................................           --       25,134,308     59,137,555     14,724,168
           Futures contracts .............................           --          182,187        369,218         61,996
           Foreign currency and forward foreign currency
             contracts ...................................           --            1,759          4,594            462
      Capital shares at par value of $.01 (Note 4) .......   $    258,117        164,844        524,617        193,632
      Additional paid-in capital .........................    257,858,846    170,396,066    537,511,622    195,863,914
                                                             ------------   ------------   ------------   ------------
      Net assets .........................................   $258,116,963   $211,756,952   $650,136,137   $224,390,000
                                                             ============   ============   ============   ============

Capital shares outstanding (Note 4) ......................     25,811,696     16,484,402     52,461,719     19,363,198
                                                             ------------   ------------   ------------   ------------
Net asset value, offering price and redemption price
      per share ..........................................   $      10.00   $      12.85   $      12.39   $      11.59
                                                             ============   ============   ============   ============

*Investments in securities, at identified cost (Note 2) ..   $258,581,602   $186,120,943   $589,635,114   $209,523,478
                                                             ============   ============   ============   ============

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------------------------


                                                                   GLOBAL       PASADENA                      VALUE      GROWTH AND
                                                                   EQUITY        GROWTH        EQUITY        EQUITY        INCOME
                                                                    TRUST         TRUST         TRUST         TRUST         TRUST
                                                                -----------   -----------   ------------   -----------  -----------
Investment Income:

      Interest (Net of $1,035 withholding tax in the
        Equity Trust) .......................................   $   891,167   $   696,239   $  2,722,339   $ 3,046,996  $  1,545,025
      Dividends (Net of $1,014,252, $25,871, $34,217,
        $4,543 and $169,439 withholding tax in the Global
        Equity, Pasadena Growth, Equity, Value Equity
        and Growth and Income Trusts, respectively) .........     9,309,807     2,328,072      8,022,622     4,568,101    14,278,070
                                                                -----------   -----------   ------------   -----------  ------------

           Total income .....................................    10,200,974     3,024,311     10,744,961     7,615,097    15,823,095
                                                                -----------   -----------   ------------   -----------  ------------

Expenses:

      Investment adviser fee (Note 6) .......................     5,513,312     2,115,434      5,643,363     2,459,247     3,922,671
      Custodian fee .........................................       785,264        74,896        252,762        86,085       129,943
      Audit and legal fees ..................................        83,433        29,420        101,513        40,856        70,047
      Amortization of deferred organization expenses
        (Note 2) ............................................          --           2,000           --           2,000        14,983
      Trustees fees and expenses (Note 7) ...................        21,687         7,971         27,892        11,364        19,050
      Miscellaneous .........................................        49,554         4,726         16,087         6,393        11,805
                                                                -----------   -----------   ------------   -----------  ------------

        Expenses before reimbursement by
          subadviser (Note 6) ...............................     6,453,250     2,234,447      6,041,617     2,605,945     4,168,499
        Reimbursement of expenses by subadviser .............          --         119,013           --            --            --
                                                                -----------   -----------   ------------   -----------  ------------

           Net expenses .....................................     6,453,250     2,115,434      6,041,617     2,605,945     4,168,499
                                                                -----------   -----------   ------------   -----------  ------------
           Net investment income ............................     3,747,724       908,877      4,703,344     5,009,152    11,654,596
                                                                -----------   -----------   ------------   -----------  ------------
Realized and unrealized gain (loss) on investments and
 foreign currency:

      Net realized gain (loss) on:
           Investment transactions ..........................   (14,280,171)   (2,374,757)   103,448,333    25,890,743    15,108,131
           Foreign currency and forward foreign
             currency contracts .............................     7,051,110          --         (319,018)         --         686,290

      Change in unrealized appreciation (depreciation) on:

           Investments ......................................    48,700,520    49,321,341    142,487,931    29,918,641   103,848,140
           Translation of foreign currency and
             forward foreign currency contracts .............       156,091          --           (1,045)         --           1,588
                                                                -----------   -----------   ------------   -----------  ------------

      Net gain on investments and
        foreign currency ....................................    41,627,550    46,946,584    245,616,201    55,809,384   119,644,149
                                                                -----------   -----------   ------------   -----------  ------------

           Net increase in net assets resulting
             from operations ................................   $45,375,274   $47,855,461   $250,319,545   $60,818,536  $131,298,745
                                                                ===========   ===========   ============   ===========  ============


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------------------------

                                                           INTERNATIONAL                     GLOBAL       INVESTMENT       U.S.
                                                            GROWTH AND       STRATEGIC     GOVERNMENT      QUALITY      GOVERNMENT
                                                              INCOME            BOND          BOND           BOND       SECURITIES
                                                              TRUST *           TRUST        TRUST          TRUST         TRUST
                                                           -------------    -----------    -----------   -----------   -----------
Investment Income:

      Interest (Net of $2,498, $7,132, $219,802 and
        $544 withholding tax in the International Growth
        and Income, Strategic Bond, Global Government
        Bond and Investment Quality Bond Trusts,
        respectively) ....................................   $  344,831    $ 9,588,869    $17,051,448   $ 9,389,063   $14,251,650

      Dividends (Net of $102,758 withholding tax in the
      International Growth and Income Trust) .............      689,974           --             --            --            --
                                                             ----------    -----------    -----------   -----------   -----------

           Total income ..................................    1,034,805      9,588,869     17,051,448     9,389,063    14,251,650

Expenses:

      Investment adviser fee (Note 6) ....................      450,200        767,448      1,757,909       798,045     1,291,668
      Custodian fee ......................................      202,978        122,909        236,109        77,646        73,716
      Audit and legal fees ...............................        9,464         13,950         32,342        18,173        30,850
      Amortization of deferred organization expenses
        (Note 2) .........................................        3,100          3,000           --            --            --
      Trustees fees and expenses (Note 7) ................        3,478          3,585          7,854         4,698         7,431
      Miscellaneous ......................................       27,065          2,966         12,523         4,284         5,273
                                                             ----------    -----------    -----------   -----------   -----------
           Total expenses ................................      696,285        913,858      2,046,737       902,846     1,408,938
                                                             ----------    -----------    -----------   -----------   -----------
           Net investment income .........................      338,520      8,675,011     15,004,711     8,486,217    12,842,712
                                                             ----------    -----------    -----------   -----------   -----------
Realized and unrealized gain (loss) on investments and
 foreign currency:

      Net realized gain (loss) on:
           Investment transactions .......................    1,781,900        653,754      3,183,386       934,173     6,615,440
           Foreign currency and forward foreign
             currency contracts ..........................     (549,770)       827,091      5,204,326          --            --
      Change in unrealized appreciation (depreciation) on:
           Investments ...................................    2,485,964      7,494,670     21,692,894    12,443,229     9,054,850
           Translation of foreign currency and
              forward foreign currency contracts .........      267,627        (60,522)       662,786          --            --
                                                             ----------    -----------    -----------   -----------   -----------
      Net gain on investments and
        foreign currency .................................    3,985,721      8,914,993     30,743,392    13,377,402    15,670,290
                                                             ----------    -----------    -----------   -----------   -----------
           Net increase in net assets resulting
             from operations .............................   $4,324,241    $17,590,004    $45,748,103   $21,863,619   $28,513,002
                                                             ==========    ===========    ===========   ===========   ===========

* For the period January 9, 1995 (commencement of operations) to December 31, 1995.




    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------------------------

                                                                             AGGRESSIVE       MODERATE     CONSERVATIVE
                                                                 MONEY          ASSET           ASSET         ASSET
                                                                 MARKET      ALLOCATION      ALLOCATION     ALLOCATION
                                                                 TRUST          TRUST           TRUST         TRUST
                                                              -----------    -----------    ------------   ------------
Investment Income:

      Interest (Net of $1,020, $10,807 and $2,724
        withholding tax in the Aggressive, Moderate and
        Conservative Asset Allocation Trusts, respectively)   $15,862,051    $ 4,557,825    $ 25,112,904    $11,016,349

      Dividends (Net of $130,512, $283,361 and $39,594
        withholding tax in the Aggressive, Moderate and
        Conservative Asset Allocation Trusts, respectively)          --        2,609,671       5,596,929      1,117,122
                                                              -----------    -----------    ------------    -----------

           Total income ...................................    15,862,051      7,167,496      30,709,833     12,133,471

Expenses:

      Investment adviser fee (Note 6) .....................     1,318,573      1,463,421       4,667,061      1,639,903
      Custodian fee .......................................        52,444        269,362         434,383        213,781
      Audit and legal fees ................................        35,918         29,273          93,532         33,581
      Trustees fees and expenses (Note 7) .................         9,424          7,033          22,306          7,834
      Miscellaneous .......................................         7,222          5,486          17,954          6,235
                                                              -----------    -----------    ------------    -----------
           Total expenses .................................     1,423,581      1,774,575       5,235,236      1,901,334
                                                              -----------    -----------    ------------    -----------
           Net investment income ..........................    14,438,470      5,392,921      25,474,597     10,232,137
                                                              -----------    -----------    ------------    -----------
Realized and unrealized gain (loss) on investments and
  foreign currency:

      Net realized gain (loss) on:

           Investment transactions ........................          --       10,182,865      23,729,858      8,403,516
           Futures contracts ..............................    (1,726,285)    (3,962,742)       (658,525)
           Foreign currency and forward foreign
             currency contracts ...........................          --        1,938,306       7,845,216        727,483
      Change in unrealized appreciation (depreciation) on:

           Investments ....................................          --       23,406,053      62,959,219     17,450,440
           Futures contracts ..............................       371,422        782,113         129,261
           Translation of foreign currency and
             forward foreign currency contracts ...........          --          (10,764)        (71,271)       (34,355)
                                                              -----------    -----------    ------------    -----------
      Net gain on investments, futures and
        foreign currency ..................................          --       34,161,597      91,282,393     26,017,820
                                                              -----------    -----------    ------------    -----------
           Net increase in net assets resulting
             from operations ..............................   $14,438,470    $39,554,518    $116,756,990    $36,249,957
                                                              ===========    ===========    ============    ===========



    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                      GLOBAL                   PASADENA                                             VALUE
                                    EQUITY TRUST             GROWTH TRUST              EQUITY TRUST              EQUITY TRUST
                            ------------------------- ------------------------- ------------------------- -------------------------
                                 YEAR         YEAR         YEAR        YEAR         YEAR          YEAR        YEAR          YEAR
                                ENDED        ENDED        ENDED       ENDED        ENDED         ENDED       ENDED         ENDED
                               12/31/95     12/31/94     12/31/95    12/31/94     12/31/95      12/31/94    12/31/95      12/31/94
                            ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Increase in net assets:

Operations:
   Net investment income... $  3,747,724 $  2,412,913 $    908,877 $    834,112 $  4,703,344 $  4,079,883 $  5,009,152 $  1,721,862
   Net realized gain
    (loss) on:
     Investment
      transactions.........  (14,280,171)  27,723,033   (2,374,757)  (6,205,010) 103,448,333   (5,142,011)  25,890,743    2,091,517
     Foreign currency and
      forward foreign
      currency contracts...    7,051,110   (3,297,130)          --           --     (319,018)      12,970          --            --
   Change in unrealized
    appreciation
     (depreciation) on:
     Investments...........   48,700,520  (30,879,531)  49,321,341     (746,806) 142,487,931   (2,473,332)  29,918,641   (5,044,529)
     Foreign currency and
      forward foreign
      currency contracts...      156,091       29,893           --           --       (1,045)         462           --           --
                            ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Net increase (decrease) in
 net assets resulting from
  operations..............    45,375,274   (4,010,822)  47,855,461   (6,117,704) 250,319,545   (3,522,028)  60,818,536   (1,231,150)

Distribution to
 shareholders from:
  Net investment income...    (2,969,604)    (677,274)    (834,112)    (520,348)  (4,092,853)  (1,293,216)  (1,721,862)    (499,620)

  Net realized gains on
   investments and foreign
    currency transactions..  (27,013,345)  (7,076,483)          --           --           --  (21,652,190)  (2,091,517)    (262,345)

Increase in net assets
 from capital share
  transactions (Note 4)....   16,652,433  250,031,306   78,926,143   53,398,858  208,011,562  173,187,168  117,986,065  137,356,061
                            ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Increase in net assets.....   32,044,758  238,266,727  125,947,492   46,760,806  454,238,254  146,719,734  174,991,222  135,362,946

Net assets at beginning
  of period................  616,137,880  377,871,153  151,726,702  104,965,896  534,561,951  387,842,217  221,835,334   86,472,388

Net assets at end
  of period................ $648,182,638 $616,137,880 $277,674,194 $151,726,702 $988,800,205 $534,561,951 $396,826,556 $221,835,334
                            ============ ============ ============ ============ ============ ============ ============ ============

Accumulated undistributed
  net investment income.... $ 11,144,253 $  2,412,913 $    908,877 $    834,112 $  4,695,040 $  4,079,883 $  5,009,152 $  1,721,862
                            ============ ============ ============ ============ ============ ============ ============ ============


   The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

                                                             INTERNATIONAL                                        GLOBAL
                                      GROWTH AND              GROWTH AND             STRATEGIC                  GOVERNMENT
                                     INCOME TRUST            INCOME TRUST            BOND TRUST                 BOND TRUST
                             --------------------------      ------------    ------------------------    -------------------------
                                  YEAR          YEAR          01/09/95*           YEAR        YEAR           YEAR         YEAR
                                 ENDED         ENDED             TO              ENDED       ENDED          ENDED        ENDED
                               12/31/95      12/31/94         12/31/95         12/31/95     12/31/94       12/31/95     12/31/94
                             ------------  ------------      -----------     ------------ -----------    ------------ ------------
Increase in net assets:

Operations:
   Net investment income.... $ 11,654,596  $  8,554,134      $   338,520     $  8,675,011 $ 5,682,980    $ 15,004,711 $ 13,288,441
   Net realized gain
    (loss) on:
     Investment
      transactions..........   15,108,131     4,449,869        1,781,900          653,754  (2,356,585)      3,183,386  (15,161,567)
     Foreign currency and
      forward foreign
      currency contracts....      686,290        (4,973)        (549,770)         827,091  (2,128,445)      5,204,326    2,805,755
   Change in unrealized
    appreciation
    (depreciation) on:
     Investments............  103,848,140    (4,089,736)       2,485,964        7,494,670  (5,649,435)     21,692,894  (14,313,961)
     Foreign currency and
      forward foreign
      currency contracts....        1,588        (1,002)         267,627          (60,522)   (138,382)        662,786     (252,058)
                             ------------  ------------      -----------     ------------ -----------    ------------ ------------
Net increase (decrease) in
 net assets resulting from
   operations...............  131,298,745     8,908,292        4,324,241       17,590,004  (4,589,867)     45,748,103  (13,633,390)
Distribution to
 shareholders from:
   Net investment income....   (8,549,161)   (4,722,494)        (998,757)      (4,125,434) (1,838,642)    (11,483,093)  (4,984,315)
   Net realized gains on
    investments and foreign
    currency transactions...   (4,313,653)   (4,429,956)        (875,932)              --   (291,974)              --   (6,059,984)
Increase in net assets
 from capital share
  transactions (Note 4).....  141,416,968   121,013,774       86,188,482       24,806,640  37,513,081      (7,534,746)  36,373,364
                             ------------  ------------      -----------     ------------ -----------    ------------ ------------
Increase in net assets......  259,852,899   120,769,616       88,638,034       38,271,210  30,792,598      26,730,264   11,695,675
Net assets at beginning
  of period.................  409,534,345   288,764,729               --       84,432,966  53,640,368     208,512,670  196,816,995
                             ------------  ------------      -----------     ------------ -----------    ------------ ------------
Net assets at end
  of period................. $669,387,244  $409,534,345      $88,638,034     $122,704,176 $84,432,966    $235,242,934 $208,512,670
                             ============  ============      ===========     ============ ===========    ============ ============
Accumulated undistributed
  net investment income
   (loss)................... $ 11,667,389  $  8,554,134         $(70,205)    $ 10,644,655 $ 5,682,980    $ 20,496,692 $ 13,288,441
                             ============  ============      ===========     ============ ===========    ============ ============

-------------------------
* Commencement of operations


   The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                  INVESTMENT QUALITY             U.S. GOVERNMENT                MONEY MARKET
                                                      BOND TRUST                SECURITIES TRUST                    TRUST
                                             ---------------------------   --------------------------    --------------------------
                                                 YEAR           YEAR           YEAR         YEAR            YEAR         YEAR
                                                 ENDED          ENDED          ENDED        ENDED           ENDED        ENDED
                                               12/31/95       12/31/94       12/31/95      12/31/94        12/31/95     12/31/94
                                             ------------   ------------   ------------  ------------    ------------  ------------
Increase (decrease) in net assets:

Operations:

   Net investment income...................  $  8,486,217   $  7,074,815   $ 12,842,712  $ 11,807,528    $ 14,438,470  $  9,112,848
                                             ------------   ------------   ------------  ------------    ------------  ------------
   Net realized gain (loss) on
     investment transactions...............       934,173     (4,776,012)     6,615,440    (9,158,110)             --            --
                                             ------------   ------------   ------------  ------------    ------------  ------------
   Change in unrealized appreciation
    (depreciation) on investments..........    12,443,229     (7,428,247)     9,054,850    (5,645,645)             --            --
                                             ------------   ------------   ------------  ------------    ------------  ------------
Net increase (decrease) in net assets
  resulting from operations................    21,863,619     (5,129,444)    28,513,002    (2,996,227)     14,438,470     9,112,848
                                             ------------   ------------   ------------  ------------    ------------  ------------


Distribution to shareholders from:

   Net investment income...................    (7,077,320)    (4,745,354)   (11,856,226)   (8,773,625)    (14,438,470)   (9,112,848)
                                             ------------   ------------   ------------  ------------    ------------  ------------
   Net realized gains on investments.......            --             --             --    (2,599,570)             --            --
                                             ------------   ------------   ------------  ------------    ------------  ------------

Increase (decrease) in net assets from
  capital share transactions (Note 4)......    16,892,949     21,823,760     11,318,295   (18,888,972)    (18,556,843)  144,399,345
                                             ------------   ------------   ------------  ------------    ------------  ------------

Increase (decrease) in net assets..........    31,679,248     11,948,962     27,975,071   (33,258,394)    (18,556,843)  144,399,345
                                             ------------   ------------   ------------  ------------    ------------  ------------

Net assets at beginning of period..........   111,423,356     99,474,394    188,813,348   222,071,742     276,673,806   132,274,461
                                             ------------   ------------   ------------  ------------    ------------  ------------
Net assets at end of period................  $143,102,604   $111,423,356   $216,788,419  $188,813,348    $258,116,963  $276,673,806
                                             ============   ============   ============  ============    ============  ============

Accumulated undistributed
 net investment income.....................  $  8,478,262   $  7,074,815   $ 12,847,931  $ 11,807,528              --            --
                                             ============   ============   ============  ============    ============  ============


   The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                    AGGRESSIVE ASSET               MODERATE ASSET             CONSERVATIVE ASSET
                                                    ALLOCATION TRUST              ALLOCATION TRUST            ALLOCATION TRUST
                                              ---------------------------   --------------------------   ---------------------------
                                                   YEAR          YEAR           YEAR          YEAR           YEAR           YEAR
                                                  ENDED         ENDED          ENDED         ENDED          ENDED          ENDED
                                                12/31/95       12/31/94       12/31/95      12/31/94       12/31/95       12/31/94
                                              ------------   ------------   ------------  ------------   ------------  ------------
Increase (decrease) in net assets:

Operations:

   Net investment income....................  $  5,392,921   $  5,235,271   $ 25,474,597  $ 25,570,598   $ 10,232,137  $ 11,588,833
   Net realized gain (loss) on:
     Investment transactions................    10,182,865      6,569,414     23,729,858     5,151,440      8,403,516    (5,512,747)
     Futures contracts......................    (1,726,285)      (180,011)    (3,962,742)     (921,011)      (658,525)       49,768
     Foreign currency and forward
       foreign currency contracts...........     1,938,306         17,865      7,845,216      (657,486)       727,483      (352,436)
   Change in unrealized appreciation
    (depreciation) on:
     Investments............................    23,406,053    (12,785,972)    62,959,219   (39,233,463)    17,450,440   (10,429,286)
     Futures contracts......................       371,422       (185,853)       782,113      (404,043)       129,261       (54,855)
     Foreign currency and forward
       foreign currency contracts...........       (10,764)        12,523        (71,271)       75,865        (34,355)       34,817
                                              ------------   ------------   ------------  ------------   ------------  ------------
Net increase (decrease) in net assets
  resulting from operations.................    39,554,518     (1,316,763)   116,756,990   (10,418,100)    36,249,957    (4,675,906)

Distribution to shareholders from:

   Net investment income....................    (5,166,253)    (4,671,543)   (24,223,191)  (22,106,187)   (10,860,847)  (10,206,968)
   Net realized gains on investments,
     futures and foreign currency
      transactions..........................    (6,299,483)    (6,656,551)    (5,181,586)  (20,585,004)            --    (5,487,838)
Increase (decrease) in net assets from
 capital share transactions (Note 4)........      (993,645)    22,858,831    (41,707,151)   13,343,677    (17,714,850)  (13,031,012)
                                              ------------   ------------   ------------  ------------   ------------  ------------

Increase (decrease) in net assets...........    27,095,137     10,213,974     45,645,062   (39,765,614)     7,674,260   (33,401,724)
Net assets at beginning of period...........   184,661,815    174,447,841    604,491,075   644,256,689    216,715,740   250,117,464
                                              ------------   ------------   ------------  ------------   ------------  ------------

Net assets at end of period.................  $211,756,952   $184,661,815   $650,136,137  $604,491,075   $224,390,000  $216,715,740
                                              ============   ============   ============  ============   ============  ============
Accumulated undistributed
  net investment income.....................  $  5,427,633   $  5,235,271   $ 26,460,562  $ 25,570,598   $ 10,622,367  $ 11,588,833
                                              ============   ============   ============  ============   ============  ============


   The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------


                                                                        GLOBAL EQUITY TRUST
                                                ----------------------------------------------------------------------------------
                                                                       YEARS ENDED DECEMBER 31,                           3/18/88*
                                                ----------------------------------------------------------------------       TO
                                                 1995       1994      1993       1992       1991      1990      1989      12/31/88
                                               --------   --------  --------   --------   -------   -------   -------    ---------
Net asset value, beginning
  of period..............................        $15.74     $15.73    $12.00     $12.24    $11.00    $12.57   $10.15     $10.03

Income from investment operations:
----------------------------------

  Net investment income (loss)  (B)......          0.29       0.05      0.12       0.10      0.16      0.12     0.10      (0.05)

  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions........          0.84       0.22      3.79      (0.19)     1.23     (1.41)    2.32       0.17
                                                 ------     ------    ------     ------    ------    ------   ------     ------
         Total from investment operations          1.13       0.27      3.91      (0.09)     1.39     (1.29)    2.42       0.12

Less distributions:
-------------------

  Dividends from net investment income...         (0.08)     (0.02)    (0.18)     (0.15)    (0.15)    (0.04)     ----      ----

  Distributions from capital gains.......         (0.69)     (0.24)     ----       ----      ----     (0.24)     ----      ----
                                                 ------     ------    ------     ------    ------    ------   ------     ------
      Total distributions................         (0.77)     (0.26)    (0.18)     (0.15)    (0.15)    (0.28)     ----      ----
                                                 ------     ------    ------     ------    ------    ------   ------     ------
Net asset value, end of period...........        $16.10     $15.74    $15.73     $12.00    $12.24    $11.00   $12.57     $10.15
                                                 ======     ======    ======     ======    ======    ======   ======     ======

      Total return.......................          7.68%      1.74%    32.89%     (0.72%)   12.80%   (10.43%)  23.84%      1.20%

Net assets, end of period (000's)........      $648,183   $616,138  $377,871   $116,731   $89,003   $63,028   $26,223    $2,143

Ratio of operating expenses to
  average net assets  (C)................          1.05%      1.08%     1.16%      1.16%     1.23%     1.28%    1.62%      3.98%(A)

Ratio of net investment income (loss) to
  average net assets.....................          0.61%      0.44%     0.77%      1.12%     1.47%     1.97%    1.82%     (1.71%)(A)

Portfolio turnover rate..................            63%        52%       52%        69%      74%       67%      109%        81%(A)

---------------------------------

*   Commencement of operations.

(A) Annualized

(B) After expense reimbursement per share of $0.02 in 1988.

(C) The ratio of operating expenses, before reimbursement from the investment adviser, was 4.53% in 1988.





    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   PASADENA GROWTH TRUST
                                                               --------------------------------------------------------------
                                                                         YEARS ENDED DECEMBER 31,                12/11/92*
                                                               ------------------------------------------            TO
                                                                   1995             1994         1993             12/31/92
                                                               -----------      -----------   -----------      --------------
Net asset value, beginning of period.......................      $ 9.05            $9.55         $9.93             $10.00

Income from investment operations:
---------------------------------

Net investment income  (B).................................        0.03             0.04          0.05               0.00

Net realized and unrealized gain
  (loss) on investments....................................        2.36            (0.50)        (0.42)             (0.07)
                                                                 ------            -----         -----              -----
         Total from investment operations..................        2.39            (0.46)        (0.37)             (0.07)

Less distributions:
-------------------

Dividends from net investment income.......................       (0.04)           (0.04)        (0.01)              ----
                                                                 ------            -----         -----              -----
         Total distributions...............................       (0.04)           (0.04)        (0.01)              ----
                                                                 ------            -----         -----              -----
Net asset value, end of period.............................      $11.40            $9.05         $9.55              $9.93
                                                                 ======            =====         =====              =====
         Total return......................................       26.53%           (4.80%)       (3.80%)            (0.70%)

Net assets, end of period (000's)..........................    $277,674         $151,727      $104,966            $31,118

Ratio of  operating expenses to
  average net assets  (C)..................................       0.975%           0.975%        0.975%             1.06%(A)

Ratio of net investment income to
  average net assets.......................................        0.42%            0.65%         0.75%              1.04%(A)

Portfolio turnover rate....................................          57%              33%           12%                 0%(A)

-----------------------------

*   Commencement of operations.

(A) Annualized

(B) After subadviser expense reimbursement per share of $0.004, $0.006 and $0.01 for the years ended December 31, 1995, 1994 and
    1993, respectively.
(C) The ratio of operating expenses, before reimbursement from the subadviser, was 1.03%, 1.06% and 1.09% for the years ended
    December 31, 1995, 1994 and 1993, respectively.


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------




                                                           EQUITY TRUST
                                    -------------------------------------------------------
                                                      YEARS ENDED DECEMBER 31,
                                    -------------------------------------------------------
                                       1995     1994     1993**     1992     1991    1990
                                    --------- --------- --------- -------- -------- -------
Net asset value, beginning
  of period.........................  $14.66   $15.57    $13.97    $13.12   $11.33   $19.14

Income from investment operations:
----------------------------------

  Net investment income (B).........    0.10     0.11      0.07      0.64     0.14     0.24

  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions...    6.14    (0.18)     2.11      0.38     1.88    (1.95)
                                      ------   ------    ------    ------   ------   ------
  Total from investment
       operations...................    6.24    (0.07)     2.18      1.02     2.02    (1.71)

  Less distributions:
  -------------------

  Dividends from net investment
   income...........................   (0.11)   (0.05)    (0.58)    (0.17)   (0.23)   (0.29)

  Distributions from capital gains..    ----    (0.79)      ----     ----     ----    (5.81)
                                      ------   ------    ------    ------   ------   ------
     Total distributions............   (0.11)   (0.84)    (0.58)    (0.17)   (0.23)   (6.10)
                                      ------   ------    ------    ------   ------   ------
Net asset value, end of period......  $20.79   $14.66    $15.57    $13.97   $13.12   $11.33
                                      ======   ======    ======    ======   ======   ======
     Total  return..................   42.79%   (0.53%)   16.31%     7.93%   17.94%  (11.79%)

Net assets, end of period (000's)...$988,800 $534,562  $387,842  $192,626  $88,235  $36,564

Ratio of operating expenses to
  average net assets (C)............    0.80%    0.84%     0.88%     0.95%    0.89%    0.97%

Ratio of net investment income to
  average net assets................    0.63%    0.88%     0.50%     7.31%    2.23%    2.74%

Portfolio turnover rate.............      88%     132%      173%      782%     172%      95%


                                                     EQUITY TRUST
                                    -------------------------------------------
                                           YEARS ENDED DECEMBER 31,    6/18/85*
                                    ----------------------------------    TO
                                      1989      1988     1987   1986   12/31/85
                                    --------  -------- ------- ------- --------
Net asset value, beginning
  of period......................... $15.17    $12.57  $13.01  $11.39  $10.72

Income from investment operations:
----------------------------------

  Net investment income (B).........   0.29      0.15    0.19    0.27    0.12

  Net realized and unrealized gain
    (loss) on investments and
      foreign currency transactions.   3.87      2.45    0.97    1.80    0.55
                                     ------    ------  ------  ------  ------
  Total from investment
       operations...................   4.16      2.60    1.16    2.07    0.67

  Less distributions:
  -------------------

  Dividends from net investment
   income...........................  (0.12)     ----   (0.14)  (0.24)   ----

  Distributions from capital gains..  (0.07)     ----   (1.46)  (0.21)   ----
                                     ------    ------  ------  ------  ------
     Total distributions............  (0.19)     ----   (1.60)  (0.45)   ----
                                     ------    ------  ------  ------  ------
Net asset value, end of period...... $19.14    $15.17  $12.57  $13.01  $11.39
                                     ======    ======  ======  ======  ======
     Total  return..................  27.70%    20.71%   6.87%  18.50%   6.20%

Net assets, end of period (000's)...$32,108  $133,852 $37,001  $1,408  $1,143

Ratio of operating expenses to
  average net assets (C)............   1.02%     1.08%   1.15%   1.41%   1.57%(A)

Ratio of net investment income to
  average net assets................   1.90%     1.80%   1.33%   1.19%   2.05%(A)

Portfolio turnover rate.............    111%       49%     64%    209%    214%(A)

--------------------------

*   Commencement of operations.
**  Net investment income per share was calculated using the average shares method for fiscal year 1993.

(A) Annualized
(B) After expense reimbursement per share of $0.02 , $0.53 and $0.14 in 1987, 1986 and 1985, respectively.
(C) The ratio of operating expenses, before reimbursement from the investment adviser, was 1.30%, 3.71% and 4.69% in 1987, 1986 and
    1985, respectively.


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------

                                                                    VALUE EQUITY TRUST
                                                   ------------------------------------------------------
                                                        YEARS ENDED DECEMBER 31,             02/19/93*
                                                   ---------------------------------             TO
                                                       1995                1994**             12/31/93
                                                   -----------         -------------        -------------
Net asset value, beginning
  of period....................................       $11.33               $11.31               $10.00

Income from investment operations:
----------------------------------

Net investment income..........................         0.17                 0.12                 0.07

Net realized and unrealized gain
  (loss) on investments........................         2.49                (0.03)                1.24
                                                      ------               ------               ------
            Total from investment
              operations.......................         2.66                 0.09                 1.31

Less distributions:
-------------------

Dividends from net investment income...........        (0.08)               (0.05)                ----

Distributions from capital gains...............        (0.10)               (0.02)                ----
                                                      ------               ------               ------
            Total distributions................        (0.18)               (0.07)                ----
                                                      ------               ------               ------
Net asset value, end of period.................       $13.81               $11.33               $11.31
                                                      ======               ======               ======
            Total return.......................        23.69%                0.79%               13.10%

Net assets, end of period (000's)..............     $396,827             $221,835              $86,472

Ratio of  operating expenses to
  average net assets...........................         0.85%                0.87%                0.94%(A)

Ratio of net investment income to
  average net assets...........................         1.63%                1.08%                1.30%(A)

Portfolio turnover rate........................            52%                 26%                  33%(A)


-----------------------------

*   Commencement of operations.
**  Net investment income per share was calculated using the average shares method for fiscal year 1994.

(A) Annualized


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        GROWTH AND INCOME TRUST
                                                   -------------------------------------------------------------------
                                                                YEARS ENDED DECEMBER 31,                      4/23/91*
                                                   ----------------------------------------------------          TO
                                                      1995        1994           1992            1993         12/31/91
                                                   --------     --------       --------        --------       --------
Net asset value, beginning
  of period....................................      $13.04       $13.05         $12.10          $11.08        $10.00

Income from investment operations:
---------------------------------
   Net investment income.......................        0.27         0.25           0.17            0.20          0.13

   Net realized and unrealized gain
     on investments and foreign currency
     transactions..............................        3.45         0.11           0.98            0.92          0.95
                                                     ------       ------         ------          ------        ------
         Total from investment operations......        3.72         0.36           1.15            1.12          1.08

Less distributions:
------------------
   Dividends from net investment income........       (0.26)       (0.19)         (0.18)          (0.10)         ----

   Distributions from capital gains............       (0.13)       (0.18)         (0.02)           ----          ----
                                                     ------       ------         ------          ------        ------
         Total distributions...................       (0.39)       (0.37)         (0.20)          (0.10)         ----
                                                     ------       ------         ------          ------        ------
Net asset value, end of period.................      $16.37       $13.04         $13.05          $12.10        $11.08
                                                     ======       ======         ======          ======        ======

         Total  return.........................       29.20%        2.85%          9.62%          10.23%        10.80%

Net assets, end of period (000's)..............    $669,387     $409,534       $288,765        $130,984       $57,404

Ratio of operating expenses to
  average net assets...........................        0.80%        0.82%          0.85%           0.85%         0.98%(A)

Ratio of net investment income to
  average net assets...........................        2.23%        2.40%          2.29%           2.78%         2.92%(A)

Portfolio turnover rate.......................           39%          42%            39%              44%           62%(A)

------------------

*   Commencement of operations.

(A) Annualized


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------



                                              INTERNATIONAL GROWTH AND
                                                   INCOME TRUST
                                              ------------------------
                                                    01/09/95*
                                                       TO
                                                    12/31/95
                                              ------------------------
Net asset value, beginning
  of period....................................       $10.00

Income from investment operations:
---------------------------------
   Net investment income.......................         0.11

   Net realized and unrealized loss
     on investments and foreign currency
     transactions..............................         0.59
                                                      ------
         Total from investment
           operations..........................         0.70

Less distributions:
------------------
  Dividends from net investment income.........        (0.12)

  Distributions from capital gains.............        (0.11)
                                                      ------
         Total distributions...................        (0.23)
                                                      ------
Net asset value, end of period.................       $10.47
                                                      ======
         Total return..........................         6.98%

Net assets, end of period (000's)..............       $88,638

Ratio of  operating expenses to
  average net assets...........................         1.47%(A)

Ratio of net investment income to
  average net assets...........................         0.71%(A)

Portfolio turnover rate........................          112%(A)
-----------------------------

*   Commencement of operations.

(A) Annualized


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------


                                                                 STRATEGIC BOND TRUST
                                                   ---------------------------------------------------
                                                      YEARS ENDED DECEMBER 31,             02/19/93*
                                                   -------------------------------             TO
                                                       1995              1994               12/31/93
                                                   ------------      -------------        ------------
Net asset value, beginning
  of period....................................      $ 9.91            $10.88              $10.00
                                                     ------            ------              ------
Income from investment operations:
---------------------------------
   Net investment income.......................        0.78              0.57                0.33

   Net realized and unrealized gain (loss)
     on investments and foreign currency
     transactions..............................        1.04             (1.22)               0.55
                                                     ------            ------              ------
         Total from investment
           operations..........................        1.82             (0.65)               0.88

Less distributions:
------------------
   Dividends from net investment income........       (0.47)           (0.28)                ----

   Distributions from capital gains............        ----            (0.04)                ----
                                                     ------            ------              ------
         Total distributions...................       (0.47)           (0.32)                ----
                                                     ------            ------              ------
Net asset value, end of period.................      $11.26            $ 9.91              $10.88
                                                     ======            ======              ======
         Total return..........................       19.22%            (5.99%)              8.80%

Net assets, end of period (000's)..............    $122,704           $84,433             $53,640

Ratio of  operating expenses to
  average net assets...........................        0.92%             0.91%               1.00%(A)

Ratio of net investment income to
  average net assets...........................        8.76%             7.49%               6.56%(A)

Portfolio turnover rate........................         181%              197%                356%(A)

-----------------------------

*   Commencement of operations.

(A) Annualized


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------


                                                                    GLOBAL GOVERNMENT BOND TRUST
                                       -----------------------------------------------------------------------------------------
                                                                  YEARS ENDED DECEMBER 31,                              3/18/88*
                                       -----------------------------------------------------------------------------       TO
                                         1995       1994        1993       1992        1991       1990         1989     12/31/88
                                       --------   --------    --------    -------     -------    -------      ------    --------
Net asset value, beginning
  of period............................  $12.47     $13.93      $12.47     $12.88      $11.59     $10.50      $10.21     $10.03

Income from investment operations:
---------------------------------

  Net investment income................    1.16       0.74        0.59       0.42        0.55       0.25        0.45       0.14

  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions......    1.62      (1.54)       1.67      (0.16)       1.21       1.13        ----       0.04
                                         ------     ------      ------     ------      ------     ------      ------     ------
         Total from investment
           operations..................    2.78      (0.80)       2.26       0.26        1.76       1.38        0.45       0.18

Less distributions:
------------------

  Dividends from net investment income.   (0.69)     (0.30)      (0.70)     (0.43)      (0.46)     (0.24)      (0.09)      ----

  Distributions from capital gains.....    ----      (0.36)      (0.10)     (0.24)      (0.01)     (0.05)      (0.07)      ----
                                         ------     ------      ------     ------      ------     ------      ------     ------
         Total distributions...........   (0.69)     (0.66)      (0.80)     (0.67)      (0.47)     (0.29)      (0.16)      ----
                                         ------     ------      ------     ------      ------     ------      ------     ------
Net asset value, end of period.........  $14.56     $12.47      $13.93     $12.47      $12.88     $11.59      $10.50     $10.21
                                         ======     ======      ======     ======      ======     ======      ======     ======

         Total  return.................   23.18%     (5.75%)     18.99%      2.27%      15.86%     13.49%       4.49%      1.79%

Net assets, end of period (000's)......$235,243   $208,513    $196,817    $67,859     $28,251    $11,582      $4,065     $1,355

Ratio of operating expenses to
  average net assets...................    0.93%      0.96%       1.06%      1.05%       1.14%      1.21%       1.50%      3.39%(A)

Ratio of net investment income to
  average net assets...................    6.83%      6.10%       5.61%      6.71%      17.28%      6.62%       7.15%      3.74%(A)

Portfolio turnover rate................     171%       157%       154%        132%        164%       142%         50%       234%(A)

--------------------------

*   Commencement of operations.

(A) Annualized


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------


                                                        INVESTMENT QUALITY BOND TRUST
                                       -------------------------------------------------------------
                                                            YEARS ENDED DECEMBER 31,
                                       -------------------------------------------------------------
                                          1995        1994      1993       1992     1991**     1990
                                       ---------   ---------  --------   --------  --------  -------
Net asset value, beginning
  of period............................   $11.01     $12.12    $11.58     $11.33    $10.74    $12.37

Income from investment operations:
---------------------------------
  Net investment income  (B)...........     0.77       0.66      0.60       0.63      0.76      1.12

  Net realized and unrealized gain
    (loss) on investments..............     1.28      (1.23)     0.53       0.15      0.85     (1.50)
                                          ------     ------    ------     ------    ------    ------
      Total from investment
        operations.....................     2.05      (0.57)     1.13       0.78      1.61     (0.38)

Less distributions:
------------------
  Dividends from net investment income.    (0.74)     (0.54)    (0.59)     (0.53)    (1.02)    (1.25)

  Distributions from capital gains.....     ----      ----       ----       ----      ----      ----
                                          ------     ------    ------     ------    ------    ------
      Total distributions..............    (0.74)     (0.54)    (0.59)     (0.53)    (1.02)    (1.25)
                                          ------     ------    ------     ------    ------    ------
Net asset value, end of period.........   $12.32     $11.01    $12.12     $11.58    $11.33    $10.74
                                          ======     ======    ======     ======    ======    ======

      Total  return....................    19.49%     (4.64%)   10.01%      7.21%    16.07%    (2.73%)


Net assets, end of period (000's)...... $143,103   $111,423   $99,474    $60,185   $38,896   $20,472

Ratio of operating expenses to
  average net assets  (C)..............     0.74%      0.76%     0.77%      0.80%     0.85%     0.70%

Ratio of net investment income to
  average net assets...................     6.91%      6.49%     6.03%      6.96%     7.47%     8.41%

Portfolio turnover rate................      137%      140%        33%        59%      115%      120%



                                                    INVESTMENT QUALITY BOND TRUST
                                         ---------------------------------------------------
                                                  YEARS ENDED DECEMBER 31,          6/18/85*
                                         --------------------------------------        TO
                                            1989       1988      1987     1986      12/31/85
                                         ---------  ---------  -------- -------     --------
Net asset value, beginning
  of period............................    $11.55     $10.79    $11.58    $11.18      $10.28

Income from investment operations:
---------------------------------
  Net investment income  (B)...........      0.75       0.57      0.81      1.02        0.55

  Net realized and unrealized gain
    (loss) on investments..............      0.51       0.19     (0.50)     0.37        0.35
                                           ------     ------    ------    ------      ------
      Total from investment
        operations.....................      1.26       0.76      0.31      1.39        0.90

Less distributions:
------------------
  Dividends from net investment income.     (0.44)      ----     (0.88)    (0.69)       ----

  Distributions from capital gains.....     ----        ----     (0.22)    (0.30)       ----
                                           ------     ------    ------    ------      ------
      Total distributions..............     (0.44)      ----     (1.10)    (0.99)       ----
                                           ------     ------    ------    ------      ------
Net asset value, end of period.........    $12.37     $11.55    $10.79    $11.58      $11.18
                                           ======     ======    ======    ======      ======

      Total  return....................     11.34%      7.09%     2.61%    13.25%       8.72%

Net assets, end of period (000's)......   $26,965   $114,221   $25,131    $1,295      $1,120

Ratio of operating expenses to
  average net assets  (C)..............      0.83%      0.89%     0.95%     1.16%       1.31%(A)

Ratio of net investment income to
  average net assets...................      8.77%      7.97%     7.46%     8.11%       9.99%(A)

Portfolio turnover rate................      351%         94%      201%      127%        165%(A)

--------------------------

*      Commencement of operations.
** The Investment Quality Bond Trust is the successor to the Bond Trust effective April 23, 1991.

(A) Annualized
(B) After expense reimbursement per share of $0.02, $0.28 and $0.12 in 1987, 1986 and 1985, respectively.
(C) The ratio of operating expenses, before reimbursement from the investment adviser, was 1.14%, 3.38% and 3.55% in 1987, 1986 and
    1985, respectively.


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
------------------------------------------------------------------------------------------------------------------------------------


                                                                   U.S. GOVERNMENT SECURITIES TRUST
                                            ---------------------------------------------------------------------------------------
                                                                  YEARS ENDED DECEMBER 31,                                3/18/88*
                                            -------------------------------------------------------------------------        TO
                                               1995      1994       1993      1992       1991       1990       1989**     12/31/88
                                            --------   --------  --------   --------   -------    -------     -------    ----------
Net asset value, beginning
  of period...............................    $12.64     $13.48    $13.05     $12.85    $11.83     $10.98     $ 9.81      $10.03

Income from investment operations:
---------------------------------
  Net investment income  (B)..............      0.89       0.77      0.48       0.10      0.19       1.07       0.20        0.07

  Net realized and unrealized gain
    (loss) on investments.................      0.99      (0.95)     0.49       0.65      1.40      (0.13)      1.08       (0.29)
                                              ------     ------    ------     ------    ------     ------     ------      ------
         Total from investment operations.      1.88      (0.18)     0.97       0.75      1.59       0.94       1.28       (0.22)

Less distributions:
------------------
  Dividends from net investment income....     (0.87)     (0.51)    (0.46)     (0.38)    (0.53)     (0.08)     (0.11)       ----

  Distributions from capital gains........      ----      (0.15)    (0.08)     (0.17)    (0.04)     (0.01)      ----        ----
                                              ------     ------    ------     ------    ------     ------     ------      ------
         Total distributions..............     (0.87)     (0.66)    (0.54)     (0.55)    (0.57)     (0.09)     (0.11)       ----
                                              ------     ------    ------     ------    ------     ------     ------      ------
Net asset value, end of period............    $13.65     $12.64    $13.48     $13.05    $12.85     $11.83     $10.98      $ 9.81
                                              ======     ======    ======     ======    ======     ======     ======      ======

         Total  return....................     15.57%     (1.25%)    7.64%      6.19%    14.01%      8.63%     13.16%      (2.19%)

Net assets, end of period (000's).........  $216,788   $188,813  $222,072   $125,945   $29,246    $10,469     $5,905        $344

Ratio of operating expenses to
  average net assets  (C).................      0.71%      0.73%     0.75%      0.76%     0.87%      1.04%      0.90%       5.16%(A)

Ratio of net investment income to
  average net assets......................      6.46%      5.68%     5.05%      6.12%     7.09%      7.70%      6.66%       1.16%(A)

Portfolio turnover rate...................       212%       387%      213%       141%      233%       284%       330%        156%(A)

-----------------------------

*   Commencement of operations.
**  The U.S. Government Securities Trust is the successor to the Convertible Securities Trust effective May 1, 1989.

(A) Annualized
(B) After expense reimbursement per share of $0.01 and $0.06 in 1989 and 1988, respectively.
(C) The ratio of operating expenses, before reimbursement from the investment adviser, was 1.62% and 6.16% in 1989 and 1988, respectively.


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-------------------------------------------------------------------------------------------------------------------------------

                                                                      MONEY MARKET TRUST
                                                     -------------------------------------------------------------
                                                                     YEARS ENDED DECEMBER 31,
                                                     -------------------------------------------------------------
                                                       1995       1994      1993        1992       1991     1990
                                                     --------  --------- ---------   ---------  --------- --------
Net asset value, beginning
  of period.................................          $10.00    $10.00    $10.00     $10.00     $10.00    $10.00

Income from investment operations:
----------------------------------

  Net investment income  (B)................            0.55      0.38      0.27       0.33       0.56      0.75

Less distributions:
-------------------

  Dividends from netinvestment income.......           (0.55)    (0.38)    (0.27)     (0.33)     (0.56)    (0.75)
                                                      ------    ------    ------     ------     ------    ------
Net asset value, end of period..............          $10.00    $10.00    $10.00     $10.00     $10.00    $10.00
                                                      ======    ======    ======     ======     ======    ======

         Total  return......................            5.62%     3.78%     2.69%      3.36%      5.71%     7.76%

Net assets, end of period (000's)...........        $258,117  $276,674  $132,274    $89,535    $79,069   $85,040

Ratio of operating expenses to
  average net assets  (C)...................            0.54%     0.57%     0.59%      0.60%      0.60%     0.57%

Ratio of net investment income to
  average net assets........................            5.48%     3.93%     2.66%      3.28%      5.65%     7.27%


                                                                  MONEY MARKET TRUST
                                                ------------------------------------------------------
                                                          YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------     6/18/85*
                                                                                                 TO
                                                    1989        1988      1987      1986      12/31/85
                                                  --------    --------   -------  -------    ----------
Net asset value, beginning
  of period.................................       $10.00     $10.00     $10.00    $10.00      $10.00

Income from investment operations:
----------------------------------

  Net investment income  (B)................         0.72       0.57       0.60      0.56        0.36

Less distributions:
-------------------

  Dividends from net investment income......        (0.72)     (0.57)     (0.60)    (0.56)      (0.36)
                                                   ------     ------     ------    ------      ------
Net asset value, end of period..............       $10.00     $10.00     $10.00    $10.00      $10.00
                                                   ======     ======     ======    ======      ======

         Total  return......................         8.56%      6.77%      6.13%     5.74%       3.61%

Net assets, end of period (000's)...........      $19,403    $12,268     $7,147    $1,046      $1,001

Ratio of operating expenses to
  average net assets  (C)...................         0.79%      0.99%      0.78%     1.11%       1.21%(A)

Ratio of net investment income to
  average net assets........................         8.26%      6.68%      5.86%     6.84%       6.84%(A)

---------------------------------

*     Commencement of operations.

(A)   Annualized
(B)   After expense reimbursement per share of $0.08, $0.23 and $0.12 in 1987, 1986 and 1985, respectively.
(C)   The ratio of operating expenses, before reimbursement from the investment adviser, was 1.57%, 3.43% and 3.50% in 1987,
      1986 and 1985, respectively.

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-------------------------------------------------------------------------------------------------------------------------------

                                                                        AGGRESSIVE ASSET ALLOCATION TRUST
                                            ---------------------------------------------------------------------------------------
                                                                    YEARS ENDED DECEMBER 31,
                                            -------------------------------------------------------------------------      8/03/89*
                                                                                                                             TO
                                               1995        1994        1993         1992         1991         1990         12/31/89
                                            ---------    ---------   ---------    ---------    ---------    ---------    -----------
Net asset value, beginning
  of period.............................     $11.17      $12.03       $11.25       $10.72       $ 9.08       $ 9.88       $10.00

Income from investment operations:
----------------------------------

  Net investment income ................      0.35        0.31         0.34         0.30         0.36         0.36         0.08

  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions.......       2.07       (0.41)        0.79         0.55         1.69        (1.07)       (0.20)
                                              ------      ------       ------       ------       ------       ------       ------
         Total from investment
           operations...................       2.42       (0.10)        1.13         0.85         2.05        (0.71)       (0.12)

Less distributions:
-------------------

  Dividends from net investment income..      (0.33)      (0.31)       (0.30)       (0.32)       (0.41)       (0.07)        ----

  Distributions from capital gains......      (0.41)      (0.45)       (0.05)        ----         ----        (0.02)        ----
                                              ------      ------       ------       ------       ------       ------       ------
      Total distributions...............      (0.74)      (0.76)       (0.35)       (0.32)       (0.41)       (0.09)        ----
                                              ------      ------       ------       ------       ------       ------       ------
Net asset value, end of period..........      $12.85      $11.17       $12.03       $11.25       $10.72       $ 9.08       $ 9.88
                                              ======      ======       ======       ======       ======       ======       ======

      Total  return.....................      22.77%      (0.69%)      10.30%        8.24%       22.96%       (7.27%)      (1.20%)


Net assets, end of period (000's).......    $211,757    $184,662     $174,448     $151,627     $124,632      $91,581      $87,301

Ratio of operating expenses to
  average net assets....................       0.91%       0.89%        0.86%        0.89%        0.88%        0.78%        0.89%(A)

Ratio of net investment income to
  average net assets....................       2.76%       2.90%        2.96%        3.08%        3.63%        4.08%        3.32%(A)

Portfolio turnover rate.................        111%        136%          92%         123%         172%          82%          22%(A)

-----------------------------

*     Commencement of operations.

(A)   Annualized

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
-------------------------------------------------------------------------------------------------------------------------------

                                                               MODERATE ASSET ALLOCATION TRUST
                                            ---------------------------------------------------------------------------------------
                                                             YEARS ENDED DECEMBER 31,
                                            ------------------------------------------------------------------------       8/03/89*
                                                                                                                              TO
                                               1995       1994        1993         1992         1991         1990         12/31/89
                                            ---------   --------    ---------    ---------    ---------    ---------     -----------
Net asset value, beginning
  of period................................  $10.79      $11.76       $11.14       $10.72       $ 9.29       $10.03        $10.00

Income from investment operations:
----------------------------------

  Net investment income ..................     0.50        0.45         0.41         0.41         0.42         0.48          0.11

  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions.........     1.65       (0.65)        0.67         0.43         1.50        (1.10)        (0.08)
                                             ------      ------       ------       ------       ------       ------        ------
         Total from investment operations.     2.15       (0.20)        1.08         0.84         1.92        (0.62)         0.03

Less distributions:
-------------------
  Dividends from net investment income....    (0.45)      (0.40)       (0.39)       (0.42)       (0.49)       (0.10)          ----

  Distributions from capital gains........    (0.10)      (0.37)       (0.07)        ----         ----        (0.02)          ----
                                             ------      ------       ------       ------       ------       ------        ------
      Total distributions.................    (0.55)      (0.77)       (0.46)       (0.42)       (0.49)       (0.12)          ----
                                             ------      ------       ------       ------       ------       ------        ------
Net asset value, end of period............   $12.39      $10.79       $11.76       $11.14       $10.72       $ 9.29        $10.03
                                             ======      ======       ======       ======       ======       ======        ======

      Total  return.......................   20.68%      (1.61%)      10.06%        8.30%       21.23%       (6.23%)        0.30%

Net assets, end of period (000's)......... $650,136    $604,491     $644,257     $505,967     $420,074     $327,328      $318,439

Ratio of operating expenses to
  average net assets......................    0.84%       0.85%        0.84%        0.87%        0.86%        0.73%         0.79%(A)

Ratio of net investment income to
  average net assets......................    4.09%       4.01%        4.02%        4.21%        4.38%        5.10%         4.51%(A)

Portfolio turnover rate...................     129%        180%         135%         169%         168%          76%           41%(A)

-----------------------------

*     Commencement of operations.

(A)   Annualized

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
----------------------------------------------------------------------------------------------------------------------------------

                                                                         CONSERVATIVE ASSET ALLOCATION TRUST
                                           ---------------------------------------------------------------------------------------
                                                             YEARS ENDED DECEMBER 31,
                                           -------------------------------------------------------------------------      8/03/89*
                                                                                                                             TO
                                              1995         1994        1993         1992         1991         1990        12/31/89
                                           ---------    ---------   ---------    ---------    ---------    ---------    -----------
Net asset value, beginning
  of period..............................    $10.34      $11.26       $10.78       $10.63       $ 9.56       $10.11       $10.00

Income from investment operations:
----------------------------------

  Net investment income .................      0.54        0.55         0.50         0.47         0.58         0.62         0.15

  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions........      1.26       (0.76)        0.44         0.26         1.15        (1.01)       (0.04)
                                             ------      ------       ------       ------       ------       ------       ------
         Total from investment
           operations....................      1.80       (0.21)        0.94         0.73         1.73        (0.39)        0.11

Less distributions:
-------------------

  Dividends from net investment income...     (0.55)      (0.46)       (0.46)       (0.58)       (0.66)       (0.13)        ----

  Distributions from capital gains.......      ----       (0.25)        ----         ----         ----        (0.03)        ----
                                             ------      ------       ------       ------       ------       ------       ------
      Total distributions................     (0.55)      (0.71)       (0.46)       (0.58)       (0.66)       (0.16)        ----
                                             ------      ------       ------       ------       ------       ------       ------
Net asset value, end of period...........    $11.59      $10.34       $11.26       $10.78       $10.63       $ 9.56       $10.11
                                             ======      ======       ======       ======       ======       ======       ======

      Total  return......................     18.07%      (1.84%)       8.99%        7.36%       18.80%       (3.84%)       1.10%

Net assets, end of period (000's)......... $224,390    $216,716     $250,117     $201,787     $165,167     $149,901     $141,191

Ratio of operating expenses to
  average net assets......................     0.87%       0.87%        0.86%        0.89%        0.88%        0.76%        0.82%(A)

Ratio of net investment income to
  average net assets......................     4.68%       4.86%        4.78%        4.99%        5.65%        6.68%        6.00%(A)

Portfolio turnover rate...................      110%        220%         170%         252%         211%          78%          85%(A)

-----------------------------

*     Commencement of operations.

(A)   Annualized

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------------------------------------------------------------------------------

GLOBAL EQUITY TRUST
                                 Shares         Value
                                 ------         -----
COMMON STOCK - 97.85%
AEROSPACE - 0.80%
British Aerospace               415,000   $ 5,129,091
                                          -----------
ALUMINUM - 0.50%
Aluminum Company of America      60,800     3,214,800
                                            ---------

APPAREL & TEXTILES - 1.88%
Albany International            200,000     3,625,000
  Corporation
Itochu Corporation            1,000,000     6,731,235
Oneida, Ltd.                     95,000     1,674,375
                                           ----------
                                           12,030,610

AUTO PARTS - 0.88%
Danaher Corporation             178,000     5,651,500
                                           ----------

AUTOMOBILES - 3.36%
Daimler Benz AG                  18,177     9,148,689
Fiat SPA                      2,962,798     9,626,470
Hayes Wheels International,
  Incorporated                  109,000     2,793,125
                                           ----------
                                           21,568,284

BANKING - 6.12%
Bangkok Bank                    280,200     3,403,779
Bankamerica Corporation          48,000     3,108,000
Hang Seng Bank                  759,000     6,797,381
HSBC Holdings                   461,400     7,205,120
Sakura Bank                     260,000     3,298,789
Societe Generale                 53,180     6,570,125
Sumitomo Bank                   230,000     4,878,450
Sumitomo Trust & Banking        280,000     3,959,322
                                           ----------
                                           39,220,966

BROADCASTING - 0.76%
Wolters Kluwer                   51,640     4,884,995
                                            ---------

BUILDING CONSTRUCTION -1.03%
Fluor Corporation               100,000     6,600,000
                                            ---------

BUSINESS SERVICES - 4.05%
Eaux (Cie Generale)              51,400     5,131,603
Havas                            52,030     4,127,763
Interpublic Group Companies,
  Incorporated                  100,000     4,337,500
Secom Company                   178,000    12,378,111
                                           ----------
                                           25,974,977

CHEMICALS - 4.93%
Dow Chemical Company             83,700     5,890,388
Imperial Chemical Industries
  PLC, ADR                      509,300     6,031,080
Sekisui Chemical                520,000     7,655,206
Sumitomo Chemical             1,200,000     5,985,472
Toray Industries,
  Incorporated                  920,000     6,059,080
                                           ----------
                                           31,621,226


COMPUTERS & BUSINESS EQUIPMENT - 3.15%
International Business
  Machines Corporation           15,400     1,412,950
Olivetti & C SPA*            22,175,000    17,774,908
Tandy Corporation                25,000     1,037,500
                                           ----------
                                           20,225,358
CONGLOMERATES - 3.71%
Berjaya Sports                1,968,000     4,571,879
BTR PLC                       1,425,100     7,259,401
Hutchison Whampoa             1,262,000     7,687,061
Renong BHD                    2,908,000     4,305,264
                                           ----------
                                           23,823,605
CONSTRUCTION MATERIALS -0.99%
Maeda Road Construction         342,000     6,326,586
                                           ----------

CONTAINERS & GLASS - 0.78%
Mark IV Industries,
Incorporated                    254,822     5,032,734
                                           ----------

DOMESTIC OIL - 0.70%
Phillips Petroleum Company      132,400     4,518,150
                                           ----------

DRUGS & HEALTH CARE -5.45%
Astra AB, Series A              502,685    20,062,883
Astra AB, Series B              273,760    10,843,695
Bristol Myers Squibb Company     17,700     1,519,988
Isolyser Company,Incorporated*  180,000     2,520,000
                                           ----------
                                           34,946,566
ELECTRICAL EQUIPMENT -2.32%
General Electric Company        126,600     9,115,200
NEC Corporation                 470,000     5,735,593
                                           ----------
                                           14,850,793
ELECTRONICS - 6.91%
AMP, Incorporated               152,200     5,840,675
Emulex Corporation*             138,600     1,420,650
Intel Corporation                53,600     3,041,800
Kyocera Corporation              43,000     3,194,286
Mitsumi Electric                615,000    14,831,477
Rohm Company                    135,000     7,622,760
TDK Corporation                 103,000     5,257,240
Tokyo Electron                   80,000     3,099,274
                                           ----------
                                           44,308,162
ENERGY SERVICES - 0.25%
Companhia Energetica
  De Sao Paulo*                 182,400     1,592,735
                                            ---------

FINANCIAL SERVICES - 2.07%
Daiwa Securities                600,000     9,181,598
Partner Re Holding              150,000     4,125,000
                                          -----------
                                           13,306,598
FOOD & BEVERAGES - 1.77%
Fraser & Neave                  404,000     5,141,039
Universal Foods Corporation     155,000     6,219,375
                                           ----------
                                           11,360,414

The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                 Shares         Value
                                 ------         -----
GAS & PIPELINE UTILITIES- 1.29%
Osaka Gas Company             2,400,000   $ 8,298,305
                                          -----------
GOLD - 1.40%
Placer Dome, Incorporated       371,300     8,957,613
                                            ---------
HOMEBUILDERS - 1.84%
Toyo Exterior Company            65,000     1,599,031
Yokogawa Bridge Company         676,000    10,213,656
                                           ----------
                                           11,812,687
HOUSEHOLD APPLIANCES FURNISHING - 1.70%
Sharp Corporation               681,000    10,882,809
                                           ----------
HOTELS & RESTAURANTS - 1.80%
Equity Inns, Incorporated       100,200     1,152,300
HFS, Incorporated*              100,000     8,175,000
Morrison Restaurants,
Incorporated                    157,700     2,207,800
                                           ----------
                                           11,535,100
INDUSTRIAL MACHINERY - 6.26%
Ebara Corporation               456,000     6,668,862
Exedy Corporation               323,000     5,130,460
Keppel Corporation              752,000     6,698,621
Kolbenschmidt AG*                29,946     4,279,491
Mannesmann AG                    26,758     8,518,912
Mitsubishi Heavy Industries   1,110,000     8,847,748
                                           ----------
                                           40,144,094
INSURANCE - 0.80%
Tokio Marine & Fire Insurance
  Company, Ltd.                 390,000     5,099,274
                                           ----------
LEISURE TIME - 1.29%
Genting BHD                     292,000     2,437,453
Resorts World BHD             1,091,000     5,842,265
                                           ----------
                                            8,279,718
LIQUOR - 1.04%
LVMH Moet Hennessy               32,060     6,677,803
                                           ----------
MISCELLANEOUS - 0.41%
New World Infrastructure, Ltd       731         1,399
Warehouse Group               1,000,000     2,654,289
                                           ----------
                                            2,655,688
MUTUAL FUNDS - 1.34%
India Gateway Fund*              78,000     1,364,220
Indian Opportunities Fund*      180,088     1,685,624
Korea Equity Fund,
  Incorporated                  319,000     2,631,750
R.O.C. Taiwan Fund*             280,100     2,941,050
                                           ----------
                                            8,622,644
NEWSPAPERS - 0.77%
Gannett, Incorporated            80,000     4,910,000
                                           ----------
NON-FERROUS METALS - 3.09%
QNI, Ltd.                     6,505,400    13,732,225
WMC, Ltd.                       949,525     6,097,737
                                           ----------
                                           19,829,962

PAPER - 0.53%
Schmalbach Lubeca                24,200   $ 3,404,364
                                          -----------

PETROLEUM SERVICES - 1.24%
Schlumberger, Ltd.              114,700     7,942,975
                                            ---------
PHOTOGRAPHY - 0.65%
Minolta Camera Company*         711,000     4,152,378
                                            ---------
PUBLISHING - 0.90%
Ver Ned Uitgevers                42,210     5,794,767
                                            ---------

REAL ESTATE - 2.72%
Mitsubishi Estate               350,000     4,372,881
New World Development Company   439,000     1,913,262
Storage USA, Incorporated        30,000       978,750
Sun Hung Kai Properties       1,247,000    10,200,162
                                           ----------
                                           17,465,055
RETAIL GROCERY - 0.74%
Hac-Kimisawa Company            298,000     4,733,366
                                           ----------
RETAIL TRADE - 4.53%
Carrefour                         6,510     3,949,604
Friedmans, Incorporated,
  Class A*                      160,000     3,080,000
Wal Mart Stores, Incorporated   240,000     5,370,000
Walgreen Company                250,000     7,468,750
Xebio Company                   260,000     9,191,283
                                           ----------
                                           29,059,637
STEEL - 1.34%
Nippon Steel Corporation      2,500,000     8,571,429
                                            ---------
TELECOMMUNICATION SERVICES - 1.13%
Cable & Wireless                603,100     4,317,893
Seibu Electric & Machine        448,000     2,950,508
                                            ---------
                                            7,268,401
TELEPHONE - 6.96%
British
 Telecommunications PLC       1,086,400     5,955,881
DDI Corporation                   1,378    10,676,998
Nippon Telegraph &
 Telephone Corporation            1,295    10,469,646
Telefonica De Espana SA         738,230    10,224,455
Telephone & Data Systems,
  Incorporated                   30,000     1,185,000
VodaFone Group                1,709,500     6,132,854
                                           ----------
                                           44,644,834
TIRES AND RUBBER - 0.57%
Michelin Company Generale
 De Establishment, Class B       91,710     3,657,538
                                            ---------

TRUCKING & FREIGHT - 1.09%
Yamato Transport                588,000     7,004,746
                                            ---------
TOTAL COMMON STOCKS
 (Cost: $566,710,109)                    $627,593,337
                                         ------------


The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                 Shares         Value
                                 ------         -----
PREFERRED STOCK - 0.46%
AUTOMOBILES - 0.39%
Porsche AG*                       4,803   $ 2,504,457
                                          -----------

MUTUAL FUNDS - 0.07%
India Gateway Fund*              80,000       441,600
                                              -------
TOTAL PREFERRED STOCKS
 (Cost: $3,920,896)                       $ 2,946,057
                                          -----------

WARRANTS - 0.55*
MISCELLANEOUS - 0.55%
Volkswagen International AG
 (Expiration date 10/27/98;
  strike price DEM 221)          39,800     3,537,470

TOTAL WARRANTS
 (Cost: $3,072,790)                       $ 3,537,470
                                          -----------

REPURCHASE AGREEMENT - 1.14%
Principal
 Amount                                         Value
--------                                        -----

$7,304,000 Repurchase Agreement with
           State Street Bank & Trust Company,
           dated 12/29/95 at 5.00%, to be
           repurchased at $7,308,058 on
           01/02/96 collateralized by
           $6,670,000 U.S. Treasury Notes,
           7.50% due 05/15/02 (valued at
           $7,513,147 including interest)  $7,304,000
                                           ----------
TOTAL INVESTMENTS
 (Global Equity Trust)
  (Cost $581,007,795)                    $641,380,864
                                         ============

PASADENA GROWTH TRUST
                                 Shares         Value
                                 ------         -----
COMMON STOCK - 92.09%
AUTO PARTS - 1.15%
Autozone, Incorporated*         110,000   $ 3,176,250
                                          -----------
BANKING - 4.83%
First Interstate
Bancorporation                   15,000     2,047,500
Nationsbank Corporation          25,000     1,740,625
Roosevelt Financial Group,
Incorporated                     50,000       968,750
Wells Fargo & Company            40,000     8,640,000
                                           ----------
                                           13,396,875
BUSINESS SERVICES - 7.45%
Automatic Data Processing,
  Incorporated                   45,000     3,341,250
Comshare, Incorporated*          45,000     1,170,000
Electro Rent Corporation*        50,000     1,087,500
First Data Corporation           55,000     3,678,125
General Motors                   55,000     2,860,000
 Corporation, Class E
The Gymboree Corporation*        50,000     1,031,250


BUSINESS SERVICES - CONTINUED
Interpublic Group Companies,
  Incorporated                   34,000     1,474,750
Legato Systems,Incorporated*     25,000       775,000
Mail Boxes, Etc.*                80,000     1,000,000
Mecon, Incorporated*              7,000       111,125
Nokia Corporation, ADR           32,000     1,244,000
Polygram NV, ADR                 20,000     1,050,000
StrataCom, Incorporated*         25,000     1,837,500
                                           ----------
                                           20,660,500
COMPUTERS & BUSINESS EQUIPMENT - 5.82%
3Com Corporation*                29,000     1,352,125
Bay Networks,Incorporated*       30,000     1,233,750
Casino Data Systems*             75,000     1,875,000
Cisco Systems,Incorporated*      55,000     4,104,375
Compaq Computer Corporation*     34,000     1,632,000
DST Systems, Incorporated*       60,000     1,710,000
Hewlett-Packard Company          25,000     2,093,750
Saville Systems PLC, ADR*        70,000       997,500
Verifone, Incorporated*          40,000     1,145,000
                                          -----------
                                           16,143,500
COSMETICS & TOILETRIES -0.99%
Avon Products, Incorporated      20,000     1,507,500
International Flavours           26,000     1,248,000
                                            ---------
                                            2,755,500
DRUGS & HEALTH CARE -10.64%
ARV Assisted Living*             20,000       235,000
Columbia/HCA-Healthcare
Corporation                      50,000     2,537,500
Elan Corporation PLC, ADR*       30,000     1,458,750
IDEXX Laboratories,
 Incorporated*                   80,000     3,760,000
Johnson & Johnson                30,000     2,568,750
Luxottica Group SPA, ADR         30,000     1,755,000
Medtronic, Incorporated          65,000     3,631,875
Merck & Company,
 Incorporated                    65,000     4,273,750
Pfizer, Incorporated            100,000     6,300,000
Roche Holdings, Ltd., ADR*       38,000     2,997,250
                                            ---------
                                           29,517,875
ELECTRICAL EQUIPMENT -1.71%
Alliance Semiconductor
 Corporation*                    30,000       348,750
ANADIGICS, Incorporated*         30,000       637,500
Duracell International,
 Incorporated                    45,000     2,328,750
General Electric Company         20,000     1,440,000
                                            ---------
                                            4,755,000
ELECTRIC UTILITIES - 0.72%
Korea Electric Power
 Corporation, ADR                75,000     2,006,250
                                            ---------
ELECTRONICS - 8.56%
Altera Corporation*              10,000       497,500
Burr-Brown Corporation*          23,400       596,700
DSC Communications Corporation*  20,000       737,500
Elantec Semiconductor,
 Incorporated*                   25,000       256,250
L.M. Ericsson Telephone
 Company,Class B, ADR           123,500     2,408,250
ETEC Systems, Incorporated*      50,000       562,500


The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                 Shares         Value
                                 ------         -----
ELECTRONICS - CONTINUED
Integrated Device Technology*    11,000    $  141,625
Intel Corporation                75,000     4,256,250
KLA Instruments Corporation*     20,000       521,250
Linear Technology Corporation    55,000     2,158,750
LSI Logic Corporation*           62,000     2,030,500
Maxim Integrated
  Products, Incorporated*        30,000     1,155,000
MicroCom, Incorporated*          35,000       910,000
Motorola, Incorporated           60,000     3,420,000
Photon Dynamics,Incorporated*    50,000       400,000
Silicon Graphics,Incorporated*   45,000     1,237,500
Tellabs, Incorporated*           40,000     1,480,000
VLSI Technology,Incorporated*    20,000       362,500
Xilinx, Incorporated*            20,000       610,000
                                            ---------
                                           23,742,075
FINANCIAL SERVICES - 7.85%
American Express Company         75,000     3,103,125
Dean Witter Discover & Company   55,000     2,585,000
Federal Home Loan Mortgage
  Corporation                    80,000     6,680,000
Federal National Mortgage
  Association                    55,000     6,826,875
Imperial Credit Industries,
  Incorporated*                 100,000     2,175,000
Mercury Finance Corporation      30,000       397,500
                                          -----------
                                           21,767,500
FOOD & BEVERAGES - 5.04%
The Coca Cola Company           100,000     7,425,000
PepsiCo, Incorporated            75,000     4,190,625
WM Wrigley Jr. Company           45,000     2,362,500
                                           ----------
                                           13,978,125
HOTELS & RESTAURANTS - 1.39%
McDonald's Corporation           70,000     3,158,750
Mirage Resorts, Incorporated*    20,000       690,000
                                           ----------
                                            3,848,750
HOUSEHOLD APPLIANCES FURNISHING -0.45%
Aaron Rents,Incorporated,
  Class B                        70,000     1,260,000
                                            ---------

HOUSEHOLD PRODUCTS - 4.24%
Colgate Palmolive Company        40,000     2,810,000
Gillette Company                140,000     7,297,500
Procter & Gamble Company         20,000     1,660,000
                                           ----------
                                           11,767,500
INDUSTRIAL MACHINERY -1.13%
Applied Materials,Incorporated*  35,000     1,378,125
MSC Industrial Direct,
 Incorporated,Class A            50,000     1,375,000
Silicon Valley Group,
Incorporated*                    15,000       378,750
                                           ----------
                                            3,131,875
INVESTMENT COMPANIES - 0.70%
Invesco PLC, ADR                 50,000     1,937,500
                                            ---------


LEISURE TIME - 5.69%
Anchor Gaming*                  156,600   $ 3,562,650
Carnival Corporation            200,000     4,875,000
Circus Circus Enterprises,
  Incorporated*                  65,000     1,811,875
The Walt Disney Company          75,000     4,425,000
Regal Cinemas,Incorporated*      37,500     1,115,625
                                          -----------
                                           15,790,150
MUTUAL FUNDS - 2.21%
Asia Tigers Fund,Incorporated   125,000     1,390,625
Central European Equity
  Fund,Incorporated              50,000       818,750
India Fund, Incorporated*       200,000     1,775,000
Korea Fund, Incorporated         55,759     1,226,698
Thai Fund, Incorporated          41,128       920,239
                                            ---------
                                            6,131,312
NEWSPAPERS - 2.22%
News Corporation, Ltd.,ADR       93,000     1,790,250
Reuters Holdings PLC, ADR        79,000     4,354,875
                                            ---------
                                            6,145,125
OFFICE FURNISHINGS & SUPPLIES - 0.99%
Staples, Incorporated*           75,000     1,828,125
Viking Office Products,
  Incorporated*                  20,000       930,000
                                            ---------
                                            2,758,125
POLLUTION CONTROL - 1.08%
WMX Technologies,Incorporated   100,000     2,987,500

RETAIL GROCERY - 0.41%
Albertsons, Incorporated         35,000     1,150,625

RETAIL TRADE - 9.02%
Bed Bath & Beyond,Incorporated*  30,000     1,164,375
Circuit City Stores,Incorporated 50,000     1,381,250
Claire's Stores,Incorporated     50,000       881,250
Department 56,Incorporated*      20,000       767,500
Dollar General Corporation      110,000     2,282,500
Home Depot, Incorporated        105,000     5,026,875
Kohl's Corporation*              50,000     2,625,000
Leslie's Poolmart*               52,500       735,000
Office Depot,Incorporated*       85,000     1,678,750
Trend Lines, Incorporated*       67,500       675,000
Wal Mart Stores,Incorporated    225,000     5,034,375
Williams Sonoma,Incorporated*   150,000     2,775,000
                                          -----------
                                           25,026,875
SOFTWARE - 2.79%
Informix Corporation*            48,000     1,440,000
Insignia Solutions PLC, ADR*     40,000       470,000
Microsoft Corporation*           30,000     2,632,500
Oracle Systems Corporation*      64,000     2,712,000
Pinnacle Systems,Incorporated*   20,000       495,000
                                            ---------
                                            7,749,500


The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                 Shares         Value
                                 ------         -----
TELECOMMUNICATION SERVICES - 1.29%
CKS Group, Incorporated*         25,000    $  975,000
MRV Communications,Incorporated* 15,000       380,625
Paging Network,Incorporated*     45,000     1,096,875
Spectrian Corporation*           20,000       445,000
Visioneer Communications,
  Incorporated*                  30,000       667,500
                                            ---------
                                            3,565,000
TELEPHONE - 0.46%
PT Telekomunikasi
  Indonesia, ADR*                50,000     1,262,500
                                            ---------
TOBACCO - 1.47%
Philip Morris Companies,
  Incorporated                   45,000     4,072,500
                                            ---------
TRUCKING & FREIGHT - 1.77%
Federal Express Corporation*     34,000     2,511,750
Harper Group, Incorporated       75,000     1,331,250
Smart & Final,Incorporated       50,000     1,062,500
                                            ---------
                                            4,905,500
TOTAL COMMON STOCKS
 (Cost: $204,631,642)                    $255,389,787
                                         ------------

WARRANTS - 0.29%
ELECTRONICS - 0.29%
Intel Corporation (Expiration
  date 03/14/98; strike price
  $38.75)                        30,000       802,500
                                              -------
TOTAL WARRANTS (Cost:$1,127,109)              802,500
                                           ----------

REPURCHASE AGREEMENT -  7.62%
Principal
 Amount                                         Value
--------                                        -----
$21,144,000   Repurchase Agreement with State
              Street Bank & Trust Company dated
              12/29/95 at 5.00%, to be
              repurchased at $21,155,747 on
              01/02/96, collateralized by
              $14,830,000 U.S. Treasury Bonds,
              9.875% due 11/15/15
              (valued at $21,756,996
              including interest)         $21,144,000
                                          -----------
TOTAL INVESTMENTS
(Pasadena Growth Trust)
  (Cost:$226,902,751)                    $277,336,287
                                         ============

EQUITY TRUST

                                 Shares         Value
                                 ------         -----

COMMON STOCK - 89.73%
AEROSPACE - 1.38%
Computer Sciences Corporation*   20,700   $ 1,454,175
Sun Microsystems,Incorporated*   83,100     3,791,437
U.S. Robotics Corporation*       94,200     8,266,050
                                           ----------
                                           13,511,662


AGRICULTURAL MACHINERY -0.63%
Deere & Company                 174,300     6,144,075

AIR TRAVEL - 1.25%
America West Airlines,
  Incorporated, Class B*         73,400     1,247,800
AMR Corporation*                 44,300     3,289,275
Atlantic Southeast
  Airlines, Incorporated         12,600       270,900
Delta Air Lines,Incorporated     49,600     3,664,200
Midwest Express Holdings,
  Incorporated*                     800        22,200
Northwest Airlines
Corporation, Class A*            17,600       897,600
Southwest Airlines Company       65,400     1,520,550
Trans World Airlines,
  Incorporated*                  15,500       160,812
UAL Corporation *                 6,100     1,088,850
                                           ----------
                                           12,162,187
ALUMINUM - 0.84%
Aluminum Company of America     154,700     8,179,762
                                           ----------
APPAREL & TEXTILES - 1.26%
American Eagle Outfitters*       17,200       101,050
Cygne Designs,Incorporated*      24,300        22,781
Gucci Group NV*                   3,400       132,175
Intimate Brands,Incorporated*    19,200       288,000
Just For Feet,Incorporated*      38,650     1,381,738
Kellwood Company                 14,200       289,325
Mohawk Industrials,Incorporated*  9,800       153,125
Nautica Enterprises,Incorporated* 8,400       367,500
Nike, Incorporated, Class B      58,200     4,052,175
Reebok International, Ltd.       42,900     1,211,925
Talbots, Incorporated            65,800     1,891,750
Tommy Hilfiger Corporation*      57,800     2,449,275
                                           ----------
                                           12,340,819
AUTOMOBILES - 3.66%
Chrysler Corporation            240,000    13,290,000
General Motors Corporation      166,900     8,824,837
General Motors Corporation,
  Class E                       175,200     9,110,400
General Motors Corporation,
  Class H                        86,100     4,229,662
Honda Motor Company              11,000       226,925
                                           ----------
                                           35,681,824
AUTO PARTS - 0.53%
Autozone, Incorporated*         155,900     4,501,613
Dana Corporation                 22,100       646,425
Lear Seating Corporation*         1,900        55,100
                                            ---------
                                            5,203,138
BANKING - 3.60%
Banc One Corporation             16,400       619,100
Bank of New York,Incorporated    51,900     2,530,125
Bank of Boston Corporation       17,900       827,875
Chase Manhattan Corporation      31,000     1,879,375
Chemical Banking Corporation     71,400     4,194,750
Citicorp                        149,500    10,053,875
First Interstate Bancorp         56,300     7,684,950
Nationsbank Corporation         105,000     7,310,625
                                           ----------
                                           35,100,675


The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                 Shares         Value
                                 ------         -----

BROADCASTING - 1.61%
American Radio Systems
  Corporation*                    7,100    $  198,800
Belo (A.H.) Corporation           6,300       218,925
British Sky Broadcast Group,ADR*  1,300        48,913
Clear Channel Communications*    26,000     1,147,250
Comcast Corporation              42,000       763,875
Grupo Televisa S.A., ADR         29,700       668,250
Emmis Broadcasting Corporation*   8,100       251,100
Infinity Broadcasting
  Corporation*                   75,692     2,819,527
Viacom, Incorporated, Class A*    6,952       318,923
Viacom, Incorporated, Class B*  195,873     9,279,483
                                           ----------
                                           15,715,046

BUSINESS SERVICES - 1.75%
America Online, Incorporated*   100,000     3,750,000
Automatic Data
  Processing, Incorporate        51,500     3,823,875
Boca Research, Incorporated*      4,700       124,550
CUC International,
  Incorporated*                 158,025     5,392,603
Danka Business Systems, ADR       3,400       125,800
First Data Corporation           25,691     1,718,086
Nokia Corporation, ADR           30,600     1,189,575
Paychex, Incorporated            13,650       680,794
Spectrum Holobyte,Incorporated*  12,000        78,000
Stratacom, Incorporated*          3,300       242,550
                                           ----------
                                           17,125,833

CHEMICALS - 0.92%
Airgas, Incorporated*            28,700       954,275
E.I. Du Pont De Nemours &
  Company, Incorporated          54,500     3,808,187
First Mississippi Corporation    15,500       410,750
Guilford Pharmaceuticals,
  Incorporated*                  19,900       315,913
Monsanto Company                  5,100       624,750
Rohm & Haas Company               1,800       115,875
Union Carbide Corporation        67,600     2,535,000
Wang Laboratories,Incorporated*  13,700       227,763
                                            ---------
                                            8,992,513
COMPUTERS & BUSINESS EQUIPMENT -9.20%
3Com Corporation*               186,916     8,714,958
Bay Networks, Incorporated*     270,900    11,140,762
Cabletron Systems,Incorporated*   8,200       664,200
Ceridian Corporation*            43,800     1,806,750
Cisco Systems, Incorporated*    263,900    19,693,537
Compaq Computer Corporation*    357,300    17,150,400
Dell Computer Corporation*      170,000     5,886,250
Digital Equipment Corporation*   53,600     3,437,100
Digital Link Corporation*        12,900       182,213
DST Systems, Incorporated*        4,600       131,100
Hewlett-Packard Company          76,200     6,381,750
International Business
  Machines  Corporation          63,100     5,789,425
Komag, Incorporated*             28,100     1,296,112
Oak Technology*                  21,300       899,925
Seagate Technology*              63,700     3,025,750
Stratus Computer,Incorporated*   11,300       391,263
Tech Data Corporation*           19,900       298,500
Xerox Corporation                20,800     2,849,600
Xircom, Incorporated*             4,300        53,213
                                           ----------
                                           89,792,808
CONSTRUCTION & MINING EQUIPMENT -0.36%
Caterpillar, Incorporated        60,100     3,530,875
                                            ---------
CONSTRUCTION MATERIALS -0.07%
Armstrong World Industrials,
   Incorporated                  11,400       706,800
                                              -------
CRUDE PETROLEUM AND NATURAL GAS -0.27%
Barrett Resources Corporation*    2,100        61,688
Burlington Resources,
  Incorporated                   23,200       910,600
Enron Oil and Gas Company        31,100       746,400
Union Pacific Resources
  Group,Incorporated             36,100       916,037
                                            ---------
                                            2,634,725
DOMESTIC OIL - 0.04%
Unocal Corporation               11,900       346,588
                                              -------
DRUGS & HEALTH CARE -11.18%
Allergan, Incorporated           26,800       871,000
Alza Corporation*                45,900     1,136,025
American Home Products
  Corporation                    58,400     5,664,800
Amgen, Incorporated*            151,800     9,013,125
Baxter International,
  Incorporated                   35,000     1,465,625
Becton Dickinson & Company       43,000     3,225,000
Biogen, Incorporated*            81,500     5,012,250
Bristol Myers Squibb Company     77,700     6,672,487
Columbia/HCA-Healthcare
  Corporation                   114,480     5,809,860
Elan Corporation PLC, ADR*       12,350       600,519
Exogen, Incorporated*            10,500       202,125
General Nutrition
  Companies, Incorporated*      138,300     3,180,900
Genetics Institute,Incorporated*  5,100       272,850
Grupo Casa Autrey, ADR           18,400       246,100
Guidant Corporation               9,400       397,150
Healthsouth Corporation         154,600     4,502,725
IVAX Corporation                  7,800       222,300
Johnson & Johnson                188,500   16,140,312
Eli Lilly & Company              67,000     3,768,750
Lincare Holdings,Incorporated*    4,900       122,500
Medisense, Incorporated*         13,300       420,613
Medtronic, Incorporated          22,600     1,262,775
Merck & Company,Incorporated    182,300    11,986,225
National Surgery Centers,
  Incorporated*                     600        13,800
Pfizer, Incorporated            125,800     7,925,400
Rhone Poulenc Rorer,
  Incorporated                   20,100     1,070,325
Schering Plough Corporation     175,600     9,614,100
St. Jude Medical,Incorporated    29,550     1,270,650


The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                           Shares              Value
                                           ------              -----

DRUGS & HEALTH CARE - CONTINUED
Therapeutic Discovery
   Corporation*                             3,000       $     21,750
U.S. Healthcare, Incorporated             135,000          6,277,500
Vencor, Incorporated*                      15,700            510,250
Watson Pharmaceuticals, Incorporated*       4,600            225,400
                                                        ------------
                                                         109,125,191
EDUCATIONAL SERVICES - 0.01%
Apollo Group, Incorporated, Class A*        6,799            266,011
                                                        ------------

ELECTRICAL EQUIPMENT - 3.61%
Atmel Corporation*                        108,200          2,420,975
Boston Scientific Corporation*             20,200            989,800
General Electric Company                  402,400         28,972,800
Hitachi                                     1,000             10,073
Micros Systems, Incorporated*              36,200          1,782,850
Millipore Corporation                       8,200            337,225
Novellus Systems, Incorporated*            14,000            756,000
                                                        ------------
                                                          35,269,723
ELECTRONICS - 6.54%
Adaptec, Incorporated                      34,700          1,422,700
ADC Telecommunications, Incorporated*      25,000            912,500
Adflex Solutions, Incorporated*             8,700            232,725
Altera Corporation*                       118,900          5,915,275
Analog Devices, Incorporated*             126,250          4,466,094
DSC Communications Corporation*           246,200          9,078,625
General Instrument Corporation*             4,900            114,538
Intel Corporation                         108,000          6,129,000
Inter-Tel, Incorporated*                   10,600            163,637
Iomega Corporation                          1,500             72,938
Leitch Technology Corporation*             14,100            353,662
Linear Technology Corporation             144,000          5,652,000
LSI Logic Corporation*                    129,300          4,234,575
Maxim Integrated Products,
  Incorporated*                           167,300          6,441,050
Microcom, Incorporated*                    16,000            416,000
Newbridge Networks Corporation*            52,400          2,168,050
S 3, Incorporated*                         95,300          1,679,661
Scientific Atlanta, Incorporated           53,000            795,000
SGS Thomson Microelectronics,
  Incorporated*                            38,900          1,565,725
Silicon Graphics, Incorporated*           197,970          5,444,175
Tencor Instruments*                        42,900          1,045,688
Texas Instruments, Incorporated            19,000            983,250
Uniphase Corporation*                      47,600          1,701,700
Xilinx, Incorporated*                      93,300          2,845,650
                                                        ------------
                                                          63,834,218
FINANCIAL SERVICES - 6.52%
Allmerica Financial Corporation*            1,700             45,900
Allstate Corporation                       35,876          1,475,400
American Express Company                  314,600         13,016,575
Beneficial Corporation                     29,000          1,352,125
Case Corporation                           54,900          2,511,675


FINANCIAL SERVICES - CONTINUED
Corporate Express, Incorporated*           47,000          1,415,875
Daiwa Securities                           72,000          1,101,792
Federal Home Loan Mortgage Corporation    136,300         11,381,050
Federal National Mortgage Association     164,300         20,393,737
Green Tree Financial Corporation           79,800          2,104,725
Household International, Incorporated         700             41,388
Merrill Lynch & Company, Incorporated     105,500          5,380,500
Student Loan Marketing Association         13,100            862,963
Travelers Group, Incorporated              23,199          1,458,637
Yamaichi Securities Company               142,000          1,104,368
                                                         -----------
                                                          63,646,710
FOOD & BEVERAGES - 0.61%
Nabisco Holdings Corporation               49,400          1,611,675
Outback Steakhouse, Incorporated*          19,600            703,150
Panamerican Beverages, Incorporated*       14,900            476,800
PepsiCo, Incorporated                      55,900          3,123,412
                                                         -----------
                                                           5,915,037
HOMEBUILDERS - 0.04%
Centex Corporation                         10,600            368,353
                                                         -----------
HOTELS AND RESTAURANTS - 0.20%
Brinker International, Incorporated*        8,100            122,512
Bristol Hotel Company*                      1,100             26,813
HFS, Incorporated*                         10,100            825,675
La Quinta Inns, Incorporated               10,500            287,437
Mirage Resorts, Incorporated*              21,000            724,500
                                                         -----------
                                                           1,986,937
HOUSEHOLD APPLIANCES FURNISHING - 0.30%
Campo Electronics Appliances*              30,000             90,000
Leggett & Platt, Incorporated              29,800            722,650
Whirlpool Corporation                      40,000          2,130,000
                                                         -----------
                                                           2,942,650
INDUSTRIAL MACHINERY - 0.38%
Applied Materials, Incorporated*           49,700          1,956,938
Integrated Process Equipment
  Corporation*                             24,000            564,000
Magna International, Incorporated          17,500            756,875

MSC Industrial Direct, Incorporated,
  Class A*                                  3,500             96,250
Pall Corporation                            3,600             96,750
Thermo Electron Corporation*                5,500            286,000
                                                         -----------
                                                           3,756,813
INTERNATIONAL OIL - 0.26%
British Petroleum PLC, ADR                 25,214          2,574,980
                                                         -----------
INSURANCE - 0.52%
Aetna Life & Casualty Company              22,200          1,537,350
American International Group,
  Incorporated                              4,300            397,750
Chubb Corporation                           5,100            493,425

The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                           Shares              Value
                                           ------              -----

INSURANCE - CONTINUED
Cigna Corporation                          16,200        $ 1,672,650
General Re Corporation                      4,300            666,500
Prudential Reinsurance Holdings,
  Incorporated*                            11,500            268,813
                                                         -----------
                                                           5,036,488
INVESTMENT COMPANIES - 0.32%
Morgan Stanley Group, Incorporated          4,500            362,813
Nomura Securities                          47,000          1,024,213
Charles Schwab Corporation                 86,700          1,744,837
                                                         -----------
                                                           3,131,863
LEISURE TIME - 0.69%
Callaway Golf Company                      46,300          1,047,537
Carnival Corporation                       39,200            955,500
Cobra Golf, Incorporated*                  31,100          1,107,937
The Walt Disney Company                    48,500          2,861,500
Hollywood Entertainment Corporation*       61,900            518,413
International Game Technology              19,400            210,975
                                                         -----------
                                                           6,701,862
LIQUOR - 0.08%
Pete's Brewing Company*                       600              8,400
Boston Beer Company, Incorporated,
  Class A*                                    500             11,875
Seagram, Ltd.                              23,300            806,762
                                                         -----------
                                                             827,037
MINING - 0.31%
Diamond Offshore Drilling,
  Incorporated*                            20,900            705,375
Inco, Ltd.                                 68,400          2,274,300
                                                         -----------
                                                           2,979,675
MISCELLANEOUS  - 0.05%
Adidas AG*                                  6,900            365,082
ARV Assisted Living*                        7,800             91,650
Mecon, Incorporated*                          600              9,525
Spacetex IMC Corporation*                   1,700             19,975
                                                         -----------
                                                             486,232
NEWSPAPERS - 0.58%
Dow Jones & Company, Incorporated          33,300          1,327,837
Gannett, Incorporated                      30,300          1,859,662
News Corporation, Ltd., ADR                15,600            333,450
Knight Ridder, Incorporated                34,200          2,137,500
                                                         -----------
                                                           5,658,449
OFFICE FURNISHINGS & SUPPLIES - 1.47%
OfficeMax, Incorporated*                  217,850          4,874,394
Staples, Incorporated*                    338,175          8,243,016
U.S. Office Products Company*               1,900             43,225
Viking Office Products, Incorporated*      24,700          1,148,550
                                                         -----------
                                                          14,309,185
PAPER - 0.37%
Alco Standard Corporation                  47,400          2,162,625
Champion International Corporation         35,600          1,495,200
                                                         -----------
                                                           3,657,825
PETROLEUM SERVICES - 0.83%
Dresser Industrials, Incorporated          15,400            375,375
McDermott International, Incorporated       6,900            151,800
Petroleum Geo-Services A/S, ADR*           13,300            332,500
Schlumberger, Ltd.                         79,800        $ 5,526,150
Western Atlas, Incorporated*               33,500          1,691,750
                                                         -----------
                                                           8,077,575
PHOTOGRAPHY - 0.38%
Canon, Incorporated                        91,000          1,648,136
Eastman Kodak Company                      31,200          2,090,400
                                                         -----------
                                                           3,738,536
POLLUTION CONTROL - 0.43%
Sanifill, Incorporated*                     6,300            210,263
WMX Technologies, Incorporated            132,800          3,967,400
                                                         -----------
                                                           4,177,663
PUBLISHING - 0.59%
Big Flower Press Holdings,
  Incorporated*                            30,700            475,850
Time Warner, Incorporated                 138,700          5,253,262
                                                         -----------
                                                           5,729,112
RAILROADS & EQUIPMENT - 0.93%
Burlington Northern Santa Fe                6,900            538,200
Conrail, Incorporated                      19,200          1,344,000
CSX Corporation                           145,600          6,643,000
Swift Transportation Company,
  Incorporated*                            38,200            582,550
                                                         -----------
                                                           9,107,750
REAL ESTATE - 0.01%
Welcome Home, Incorporated*                18,000             51,750
                                                         -----------
RETAIL GROCERY - 0.09%
Starbucks Corporation*                     41,000            861,000
                                                         -----------
RETAIL TRADE - 6.78%
Barnes & Noble, Incorporated*              16,200            469,800
Bed Bath & Beyond, Incorporated*           43,900          1,703,869
Circuit City Stores, Incorporated          57,600          1,591,200
CompUSA, Incorporated*                    129,800          4,040,025
Dayton Hudson Corporation                 125,700          9,427,500
Ellett Brothers, Incorporated              25,300            202,400
Federated Department Stores,
  Incorporated*                            35,000            962,500
GAP, Incorporated                          81,600          3,427,200
Global Directmail Corporation*              7,600            209,000
Henry Schein, Incorporated*                 5,400            159,300
Home Depot, Incorporated                  141,700          6,783,887
Limited, Incorporated                     212,300          3,688,713
Lowes Companies, Incorporated             431,900         14,468,650
Nine West Group, Incorporated*              2,700            101,250
Office Depot, Incorporated*               119,825          2,366,544
PeopleSoft, Incorporated*                  38,800          1,668,400
Pep Boys (Manny Moe & Jack)                56,800          1,455,500
Petco Animal Supplies, Incorporated*        7,500            219,375
Price Costco, Incorporated*                10,500            160,125
Price Enterprises, Incorporated*           93,200          1,432,950
Sears Roebuck & Company                    38,700          1,509,300
Sunglass Hut International,
  Incorporated*                            78,700          1,869,125
TJX Companies, Incorporated                94,400          1,781,800

The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                           Shares              Value
                                           ------              -----
RETAIL TRADE - CONTINUED
ValueVision International,
  Incorporated*                             1,700        $     9,456
Waban, Incorporated*                       19,400            363,750
Wal Mart Stores, Incorporated             265,800          5,947,275
Woolworth Corporation*                     15,600            202,800
                                                         -----------
                                                          66,221,694
SOFTWARE - 6.72%
A.D.A.M. Software, Incorporated*            6,500             42,250
Arbor Software Corporation*                   300             14,175
Broderbund Software, Incorporated*         52,600          3,195,450
Business Objects SA, ADR*                   2,400            116,100
Cadence Design Systems, Incorporated*     169,950          7,137,900
Cooper & Chyan Technology,
  Incorporated*                             1,200             18,900
Diamond Multimedia Systems,
  Incorporated*                             5,200            186,550
Discreet Logic, Incorporated*              19,200            480,000
Electronic Arts*                          103,500          2,703,937
FTP Software, Incorporated*                21,800            632,200
Insignia Solutions PLC, ADR*                8,100             95,175
Madge Networks NV*                         26,200          1,172,450
Mercury Interactive Corporation*           20,400            372,300
Micro Warehouse, Incorporated*             71,900          3,109,675
Microsoft Corporation*                    153,500         13,469,625
Oracle Systems Corporation*               576,550         24,431,306
Parametric Technology Corporation*         93,200          6,197,800
Softkey International, Incorporated*        5,000            115,625
Sterling Software, Incorporated*              900             56,138
Structural Dynamics Research
  Corporation*                             30,000            881,250
Symantec Corporation*                      39,300            913,725
Tivoli Systems, Incorporated*               6,300            212,625
Verity, Incorporated*                         400             17,700
Visio Corporation*                            700             19,775
                                                         -----------
                                                          65,592,631
STEEL - 0.09%
Nucor Corporation                          15,300            874,012
                                                         -----------
TELECOMMUNICATION SERVICES - 2.65%
Ascend Communications, Incorporated*       82,900          6,725,262
Cascade Communications Corporation*        19,700          1,679,425
Hummingbird Communications, Ltd.*           7,700            311,850
K-III Communications Corporation*          30,700            372,238
NETCOM On-Line Communications*             18,800            676,800
Palmer Wireless, Incorporated*              7,900            173,800
SBC Communications, Incorporated          211,400         12,155,500
Tele-Communications, Incorporated,
  Class A                                  55,000          1,093,125
Tele-Communications, Incorporated          13,750            369,531
Telular Corporation*                        9,500             81,938
TeleCommun Brasil-Telebras, ADR*           36,000          1,705,500
Vanguard Cellular Systems,
  Incorporated*                            27,500            556,875
                                                         -----------
                                                          25,901,844

TELEPHONE - 6.22%
AirTouch Communications, Incorporated*    269,435          7,611,539
Ameritech Corporation                     189,500         11,180,500
American Telephone & Telegraph
  Corporation                             163,700         10,599,575
Bell Atlantic Corporation                  70,700          4,728,062
Bellsouth Corporation                     333,200         14,494,200
Frontier Corporation                      116,700          3,501,000
LCI International, Incorporated*           62,600          1,283,300
NYNEX Corporation                          99,500          5,373,000
Telefonos De Mexico SA, ADR                25,300            806,438
Worldcom, Incorporated*                    33,200          1,170,300
                                                        ------------
                                                          60,747,914
TIRES & RUBBER - 0.08%
Goodyear Tire and Rubber                   16,400            744,150
                                                        ------------
TOBACCO - 2.31%
Philip Morris Companies, Incorporated     246,000         22,263,000
RJR Nabisco Holdings Corporation           10,360            319,865
                                                        ------------
                                                          22,582,865
TRUCKING & FREIGHT - 0.18%
Airborne Freight Corporation               11,500            306,187
J.B. Hunt Transport Services,              15,300            256,275
  Incorporated
PST Vans, Incorporated*                     3,300             15,263
Landstar Systems, Incorporated*            44,900          1,201,075
                                                        ------------
                                                           1,778,800
TOTAL COMMON STOCKS
 (Cost: $710,326,341)                                   $875,831,865
                                                        ------------

PREFERRED STOCK - 0.01%
SOFTWARE - 0.01%
Sap AG                                        300             45,383
                                                        ------------

TOTAL PREFERRED STOCKS
 (Cost: $23,637)                                        $     45,383
                                                        ------------

REPURCHASE AGREEMENT - 10.26%

Principal
 Amount                                                        Value
---------                                                      -----
$100,188,000  Repurchase Agreement with State
              Street Bank & Trust Company dated
              12/29/95 at 5.00%, to be repurchased
              at $100,243,660 on 01/02/96,
              collateralized by $89,055,000
              U.S. Treasury Bonds, 7.25% due
              05/15/16 (valued at $102,998,896
              including interest)                       $100,188,000
                                                        ------------
TOTAL INVESTMENTS
  (Equity Trust) (Cost: $810,537,978)                   $976,065,248
                                                        ============

The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

VALUE EQUITY TRUST
                                           Shares              Value
                                           ------              -----
COMMON STOCK - 88.88%
AEROSPACE - 4.53%
McDonnell Douglas Corporation              86,600        $ 7,967,200
Northrop Grumman Corporation              155,400          9,945,600
                                                         -----------
                                                          17,912,800
AIR TRAVEL - 1.97%
AMR Corporation                           104,600          7,766,550
                                                         -----------
AUTOMOBILES - 2.91%
Ford Motor Company                        396,400         11,495,600
                                                         -----------
AUTO PARTS - 2.37%
Lear Seating Corporation*                 323,300          9,375,700
                                                         -----------
BANKING - 2.79%
Nationsbank Corporation                   158,300         11,021,637
                                                         -----------
CHEMICALS - 1.95%
Geon Company                              316,800          7,722,000
                                                         -----------
COMPUTERS & BUSINESS EQUIPMENT - 1.11%
Compaq Computer Corporation*               91,200          4,377,600
                                                         -----------
CONTAINERS & GLASS - 0.62%
Owens-Illinois, Incorporated*             167,800          2,433,100
                                                         -----------

CONSTRUCTION & MINING EQUIPMENT - 1.60%
Harnischfeger Industries, Incorporated    189,800          6,310,850
                                                         -----------
DOMESTIC OIL - 1.06 %
Tenneco, Incorporated                      84,300          4,183,388
                                                         -----------
DRUGS & HEALTH CARE - 5.78%
Beverly Enterprises, Incorporated*         46,500            494,063
Columbia/HCA Healthcare Corporation       115,400          5,856,550
Tambrands, Incorporated                    60,100          2,869,775
Tenet Healthcare Corporation*             537,600         11,155,200
U.S. Healthcare, Incorporated              52,700          2,450,550
                                                         -----------
                                                          22,826,138
ELECTRICAL EQUIPMENT - 3.30%
Fisher Scientific International,
  Incorporated                            148,900          4,969,538
Millipore Corporation                     196,000          8,060,500
                                                         -----------
                                                          13,030,038
ELECTRIC UTILITIES - 0.91%
Long Island Lighting Company              220,600          3,612,325
                                                         -----------
ELECTRONICS - 3.01%
Intel Corporation                          71,800          4,074,650
National Semiconductor Corporation*        91,500          2,035,875
Perkin Elmer Corporation                   93,200          3,518,300
Varian Associates, Incorporated            47,100          2,249,025
                                                         -----------
                                                          11,877,850

FINANCIAL SERVICES - 7.78%
Federal Home Loan Mortgage Corporation      7,900            659,650
Federal National Mortgage Association      65,900          8,179,838
First USA, Incorporated                   183,600          8,147,250
Fleet Financial Group, Incorporated        96,179          3,919,294
Partner Re Holding                        298,100          8,197,750
Salomon, Incorporated                      46,200          1,640,100
                                                         -----------
                                                          30,743,882
FOOD & BEVERAGES - 0.44%
Chiquita Brands International,
  Incorporated                            126,100          1,733,875
                                                         -----------
FOREST PRODUCTS - 3.05%
Georgia Pacific Corporation               175,300         12,029,962
                                                         -----------
HOUSEHOLD PRODUCTS - 2.10%
Snap On, Incorporated                     183,300          8,294,325
                                                         -----------
INDUSTRIAL MACHINERY - 3.04%
Keystone International, Incorporated       37,000            740,000
Pall Corporation                          279,700          7,516,937
Silicon Valley Group, Incorporated*       149,400          3,772,350
                                                         -----------
                                                          12,029,287
INSURANCE - 1.37%
Integon Corporation                        53,800          1,109,625
Lincoln National Corporation,
  Incorporated                             79,900          4,294,625
                                                         -----------
                                                           5,404,250
INTERNATIONAL OIL - 5.49%
Amoco Corporation                          24,300          1,746,563
Chevron Corporation                        27,800          1,459,500
Exxon Corporation                          29,300          2,347,662
Mobil Corporation                          32,200          3,606,400
Royal Dutch Petroleum Company              12,900          1,820,513
Texaco, Incorporated                      136,300         10,699,550
                                                         -----------
                                                          21,680,188
INVESTMENT COMPANIES - 1.01%
Lehman Brothers Holdings, Incorporated    188,300          4,001,375
                                                         -----------
NEWSPAPERS - 0.61%
Knight Ridder, Incorporated                38,500          2,406,250
                                                         -----------
PAPER - 2.08%
Stone Container Corporation               572,800          8,234,000
                                                         -----------
PLASTICS - 0.82%
First Brands Corporation                   67,900          3,233,737
                                                         -----------
RAILROADS & EQUIPMENT - 0.65%
Trinity Industries, Incorporated           81,400          2,564,100
                                                         -----------

The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                           Shares              Value
                                           ------              -----
RETAIL TRADE - 9.90%
Charming Shoppes, Incorporated            864,300       $  2,484,863
Dillard Department Stores,
  Incorporated                            362,100         10,319,850
Musicland Stores Corporation*             376,500          1,600,125
J.C. Penney Company, Incorporated          78,600          3,743,325
Sears Roebuck & Company                    48,800          1,903,200
Service Merchandise Company,
  Incorporated*                           531,900          2,659,500
TJX Companies, Incorporated               399,300          7,536,788
Wal Mart Stores, Incorporated             395,300          8,844,837
                                                        ------------
                                                          39,092,488
STEEL - 0.88%
Quanex Corporation                        178,600          3,460,375
                                                        ------------
TELECOMMUNICATION SERVICES - 4.76%
Tele-Communications, Incorporated*        484,400          9,627,450
Valassis Communications, Incorporated*    525,100          9,189,250
                                                        ------------
                                                          18,816,700
TELEPHONE - 1.75%
American Telephone & Telegraph
  Corporation                             106,900          6,921,775
                                                        ------------
TOBACCO - 5.38%
Philip Morris Companies,
  Incorporated                            108,800          9,846,400
RJR Nabisco Holdings Corporation          123,600          3,816,150
Universal Corporation                     312,100          7,607,437
                                                        ------------
                                                          21,269,987
TRUCKING & FREIGHT - 3.87%
Consolidated Freightways, Incorporated    423,100         11,212,150
Kirby Corporation*                        250,200          4,065,750
                                                        ------------
                                                          15,277,900
TOTAL COMMON STOCKS
  (Cost: $321,274,838)                                  $351,140,032
                                                        ------------

REPURCHASE AGREEMENT - 11.12%

Principal
 Amount                                                        Value
---------                                                      -----
$43,932,000  Repurchase Agreement with State
             Street Bank & Trust Company dated
             12/29/95 at 5.75%, to be repurchased
             at $43,960,068 on 01/02/96,
             collateralized by $28,310,000
             U.S. Treasury Bonds, 12.00% due
             08/15/13 (valued at $46,087,004
             including interest)                         $ 43,932,000
                                                         ------------

TOTAL INVESTMENTS
  (Value Equity Trust) (Cost: $365,206,838)              $395,072,032
                                                         ============

GROWTH AND INCOME TRUST
                                           Shares              Value
                                           ------              -----
COMMON STOCK - 94.70%
AEROSPACE - 1.84%
Boeing Company                             60,000        $ 4,702,500
Northrop Grumman Corporation              120,000          7,680,000
                                                         -----------
                                                          12,382,500
ALUMINUM - 1.16%
Alcan Aluminum, Ltd.                      250,000          7,781,250
                                                         -----------
AUTOMOBILES - 2.56%
Chrysler Corporation                      149,450          8,275,794
Ford Motor Company                        306,436          8,886,638
                                                         -----------
                                                          17,162,432
BANKING - 4.44%
Citicorp                                  139,000          9,347,750
J.P. Morgan & Company, Incorporated       170,000         13,642,500
Republic New York Corporation             110,000          6,833,750
                                                         -----------
                                                          29,824,000
BROADCASTING - 2.12%
Viacom, Incorporated, Class B*            300,000         14,212,500
                                                         -----------
BUSINESS SERVICES - 1.85%
First Data Corporation                    107,000          7,155,625
Nokia Corporation, ADR                    135,000          5,248,125
                                                         -----------
                                                          12,403,750
CHEMICALS - 4.80%
Dow Chemical Company                      120,900          8,508,338
Engelhard Corporation                     270,000          5,872,500
Morton International, Incorporated        290,000         10,403,750
Zeneca Group PLC, ADR                     127,500          7,442,812
                                                         -----------
                                                          32,227,400
COMPUTERS & BUSINESS EQUIPMENT - 4.47%
Hewlett Packard Company                   115,000          9,631,250
International Business Machines
  Corporation                             145,000         13,303,750
Metatools, Incorporated                       200              5,200
Xerox Corporation                          51,600          7,069,200
                                                         -----------
                                                          30,009,400
CONSTRUCTION & MINING EQUIPMENT - 1.04%
Foster Wheeler Corporation                165,000          7,012,500
                                                         -----------
DOMESTIC OIL - 1.86%
Unocal Corporation                        430,000         12,523,750
                                                         -----------
DRUGS & HEALTH CARE - 10.23%
Abbott Labs                               220,000          9,185,000
Bristol Myers Squibb Company               90,000          7,728,750
Johnson & Johnson                          97,000          8,305,625
McKesson Corporation                      183,000          9,264,375
Pfizer, Incorporated                      236,000         14,868,000
Rhone Poulenc Rorer, Incorporated         187,500          9,984,375
Sankyo Company                            265,000          5,954,479
Warner Lambert Company                     35,000          3,399,375
                                                         -----------
                                                          68,689,979

The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                           Shares              Value
                                           ------              -----
ELECTRICAL EQUIPMENT - 2.51%
General Electric Company                  125,000        $ 9,000,000
Hubbell, Incorporated, Class B            120,000          7,890,000
                                                         -----------
                                                          16,890,000
ELECTRIC UTILITIES - 4.12%
DPL, Incorporated                         350,000          8,662,500
Pinnacle West Capital Corporation         275,000          7,906,250
Texas Utilities Company                   270,000         11,103,750
                                                         -----------
                                                          27,672,500
ELECTRONICS - 2.42%
AMP, Incorporated                         300,000         11,512,500
General Instrument Corporation            202,105          4,724,210
                                                         -----------
                                                          16,236,710
FINANCIAL SERVICES - 3.63%
Federal National Mortgage Association      60,000          7,447,500
Fleet Financial Group, Incorporated       238,000          9,698,500
State Street Boston Corporation           161,000          7,245,000
                                                         -----------
                                                          24,391,000
FOOD & BEVERAGES - 3.10%
General Mills, Incorporated               117,000          6,756,750
PepsiCo, Incorporated                     115,000          6,425,625
Sara Lee Corporation                      239,900          7,646,813
                                                         -----------
                                                          20,829,188
FOREST PRODUCTS - 0.78%
Georgia Pacific Corporation                76,200          5,229,225
                                                         -----------
HOUSEHOLD PRODUCTS - 2.61%
Colgate Palmolive Company                 120,000          8,430,000
Procter & Gamble Company                  109,900          9,121,700
                                                         -----------
                                                          17,551,700
INDUSTRIAL MACHINERY - 2.14%
Keystone International, Incorporated      356,000          7,120,000
York International Corporation            154,200          7,247,400
                                                         -----------
                                                          14,367,400
INSURANCE - 4.75%
Chubb Corporation                         126,000         12,190,500
General Re Corporation                     88,000         13,640,000
Marsh & McLennan Companies,
  Incorporated                             68,400          6,070,500
                                                         -----------
                                                          31,901,000
INTERNATIONAL OIL - 5.04%
Amoco Corporation                         165,000         11,859,375
Chevron Corporation                       208,500         10,946,250
Exxon Corporation                         138,000         11,057,250
                                                         -----------
                                                          33,862,875
LIQUOR - 1.37%
Anheuser-Busch Companies, Incorporated    138,000          9,228,750
                                                         -----------
NEWSPAPERS - 1.69%
Gannett, Incorporated                     185,000         11,354,375
                                                         -----------

PAPER - 5.24%
International Paper Company               300,000         11,362,500
Kimberly Clark Corporation                145,000         11,998,750
Minnesota Mining & Manufacturing
  Company                                 179,000         11,858,750
                                                        ------------
                                                          35,220,000
PETROLEUM SERVICES - 1.02%
Dresser Industries, Incorporated          280,000          6,825,000
                                                        ------------
PHOTOGRAPHY - 0.52%
Eastman Kodak Company                      51,900          3,477,300
                                                        ------------
POLLUTION CONTROL - 1.12%
Browning Ferris Industries,
  Incorporated                            255,000          7,522,500
                                                        ------------
PUBLISHING - 1.49%
Dun & Bradstreet Corporation              155,000         10,036,250
                                                        ------------
REAL ESTATE - 0.53%
Storage USA, Incorporated                 108,200          3,530,025
                                                        ------------
RETAIL TRADE - 4.49%
May Department Stores Company             175,000          7,393,750
J.C. Penney Company, Incorporated         140,000          6,667,500
Rite Aid Corporation                      255,000          8,733,750
Wal Mart Stores, Incorporated             330,000          7,383,750
                                                        ------------
                                                          30,178,750
SOFTWARE - 0.99%
Policy Management Systems Corporation*    140,000          6,667,500
                                                        ------------
TELEPHONE - 7.78%
American Telephone & Telegraph
  Corporation                             179,000         11,590,250
BCE, Incorporated                         250,000          8,625,000
NYNEX Corporation                         228,400         12,333,600
U.S. West, Incorporated                   388,860         13,901,745
VodaFone Group PLC, ADR                   165,000          5,816,250
                                                        ------------
                                                          52,266,845
TIRES & RUBBER - 0.98%
Goodyear Tire and Rubber                  145,000          6,579,375
                                                        ------------
TOTAL COMMON STOCKS
  (Cost: $516,858,855)                                  $636,047,729
                                                        ------------
PREFERRED STOCKS - 0.70%
COMPUTERS & BUSINESS EQUIPMENT - 0.70%
Ceridian Corporation                       50,900          4,708,250
                                                        ------------
TOTAL PREFERRED STOCKS
  (Cost: $2,575,030)                                    $  4,708,250
                                                        ------------

The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------
                                           Principal
                                            Amount              Value
                                           ---------            -----
CONVERTIBLE BONDS - 3.25%
AMR Corporation, 6.125% due 11/01/24      $6,000,000     $  6,210,000
Beverly Enterprises, Incorporated,
  5.50% due 08/01/18                       7,500,000        7,200,000
Noble Affiliates, Incorporated,
  4.25% due 11/01/03                       8,400,000        8,400,000
                                                         ------------
TOTAL CONVERTIBLE BONDS
  (Cost: $22,094,684)                                    $ 21,810,000
                                                         ------------

REPURCHASE AGREEMENT - 1.35%

Principal
 Amount                                                         Value
---------                                                       -----
$9,072,000  Repurchase Agreement with Shearson
            Lehman dated 12/29/95 at 5.93%, to
            be repurchased at $9,077,977 on
            01/02/96, collateralized by
            $26,310,000 U.S. Treasury Strips,
            5.59% due 02/15/13 (valued at
            $9,657,068 including interest)               $  9,072,000
                                                         ------------

TOTAL INVESTMENTS
  (Growth & Income Trust)
  (Cost: $550,600,569)                                   $671,637,979
                                                         ============
INTERNATIONAL GROWTH & INCOME TRUST
                                              Shares            Value
                                              ------            -----
COMMON STOCK - 83.30%
AIR TRAVEL - 0.11%
Singapore Airlines                            10,000     $     93,319
                                                         ------------

AGRICULTURAL MACHINERY - 0.23%
Kvaerner AS                                    6,000          200,818
                                                         ------------
ALUMINUM - 0.33%
Sankyo Aluminium                              53,000          283,864
                                                         ------------
APPAREL & TEXTILES - 1.13%
Christian Dior                                 2,925          315,377
Kurabo Industries                             60,000          229,540
Tomen Corporation                            120,000          442,809
                                                         ------------
                                                              987,726
AUTO PARTS - 0.50%
Fuji Heavy Industries*                        80,000          315,351
Nissan Diesel Motor*                          25,000          116,465
                                                         ------------
                                                              431,816
AUTOMOBILES - 3.81%
Cycle & Carriage                              12,000          119,618
Daimler Benz AG                                  335          168,609
Honda Motor Company                           20,000          412,591
Mitsubishi Motor Corporation                  45,000          366,538
Nissan Motor Company, Ltd.                    25,000          192,010
Regie Nationale Des Usines Renault             7,100          204,431
Rolls Royce PLC                               73,000          213,139
Toyota Motor Corporation                      60,000        1,272,639
Volkswagen AG                                  1,120          374,452
                                                         ------------
                                                            3,324,027
BANKING - 12.87%
ABN AMRO Holdings NV                           6,000          273,322
Asahi Bank, Ltd.                              50,000          629,540
Barclays                                      26,000          297,997
Banco Intercontinental Espanol                 1,580          153,702
Banco Popular Espanol SA                       1,250          230,523
Credit Company France                          5,800          295,981
Credit Local De France                         2,070          165,701
CS Holdings AG                                 4,485          459,776
Dai Ichi Kangyo Bank                          35,000          688,136
Daiwa Bank                                   120,000          970,460
Deutsche Bank AG                               8,000          379,059
Development Bank Singapore                    16,000          199,081
Dresdner Bank AG                               5,000          133,496
Deutsche Pfandbrief & Hypobk                   5,180          201,133
Fukui Bank                                    30,000          159,806
Generale De Banque                               925          320,591
Hokkaido Takushoku Bank, Ltd.                 90,000          266,731
HSBC Holdings - HKD                           24,000          363,143
HSBC Holdings - <L106>                        16,000          249,852
Hyakugo Bank                                  30,000          171,429
Juroku Bank                                   35,000          181,695
Lloyds TSB Group PLC                          43,264          222,737
Nanto Bank                                    15,000          103,148
National Australia Bank, Ltd.                 44,600          401,115
National Westminster                          30,000          302,143
Nippon Credit Bank                            40,000          182,857
Public Bank BHD                              190,000          363,586
The Royal Bank of Scotland Group              29,000          263,923
Sakura Bank                                   50,000          634,383
Sanwa Bank                                    25,000          508,475
Schweizerische Bankgesellschaft                  130          140,876
Schweizerischer Bankverein                       715          291,951
Shiga Bank                                    16,000           94,528
Societe Generale                               2,258          278,965
Standard Chartered Bank                       18,000          153,191
Toyo Trust & Banking                          12,000          105,995
United Overseas Bank                           9,000           86,532
Yasuda Trust & Banking                        50,000          295,884
                                                          -----------
                                                           11,221,443
BROADCASTING - 0.78%
Gakken Company*                               10,000           65,860
News Corporation                              35,000          186,785
Pearson                                       16,000          154,931
Television Broadcast                          41,000          146,078
TV Francaise                                   1,210          129,722
                                                          -----------
                                                              683,376

The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                              Shares            Value
                                              ------            -----
BUILDING CONSTRUCTION - 0.12%
SXL Corporation                               10,000       $  103,632
                                                           ----------
BUSINESS SERVICES - 1.74%
Eaux (Cie Generale Des)                        3,576          357,016
Havas                                          1,750          138,835
Inchcape                                      49,000          189,486
Kawasho Corporation*                          40,000          167,361
Nichias Corporation                           15,000           78,596
SGS Holdings                                     380          130,126
South West Water                              32,000          257,928
Toppan Printing Company, Ltd.                 15,000          197,579
                                                           ----------
                                                            1,516,927
CHEMICALS - 4.21%
Air Liquide                                    1,466          242,787
Allied Colloids                               83,000          171,440
Bayer AG                                       1,020          269,132
BOC Group                                      5,500           76,961
Ciba Geigy AG                                    590          519,159
Hoechst AG                                       540          146,434
Kumiai Chemical Industry Company               8,000           45,869
Kuraray Company                               15,000          164,165
Mitsubishi Chemical Corporation               60,000          291,719
Mitsubishi Gas Chemical Company               30,000          135,109
Mitsui Petrochemical Industry                 40,000          327,361
Mitsui Toatsu Chemicals                       50,000          200,968
Nagase & Company                              15,000          129,007
Nippon Zeon Company                           30,000          161,259
Rhone-Poulenc SA, Class A                      7,300          156,375
Showa Denko K.K.*                             90,000          282,421
Solvay SA                                        335          181,842
UBE Industries                                45,000          169,976
                                                           ----------
                                                            3,671,984
COMPUTERS & BUSINESS EQUIPMENT - 0.16%
Ricoh Company                                 13,000          142,276
                                                           ----------
CONGLOMERATES - 1.85%
Aker AS                                        6,000           72,939
Asatsu, Incorporated                           3,000          126,102
BIC Corporation                                  750           76,271
BTR PLC                                       61,800          314,807
CSR, Ltd.                                     85,200          277,372
Grand Metropolitan                            35,000          251,941
Hanson                                        42,600          127,026
Preussag AG                                      380          106,225
Tomkins                                       37,000          161,756
Tractebel International                          245          101,147
                                                           ----------
                                                            1,615,586
CONSTRUCTION MATERIALS - 0.66%
Holderbank Financier Glarus AG                   110           84,395
Lafarge                                        1,470           94,708
Tarmac                                       104,000          166,361
Toyo Construction Company                     40,000          233,220
                                                           ----------
                                                              578,684


CONSTRUCTION & MINING EQUIPMENT - 0.43%
Daito Trust Construction                      10,000          118,160
Ryobi                                         50,000          257,143
                                                           ----------
                                                              375,303
CONTAINERS & GLASS - 0.56%
Caradon PLC                                   55,000          166,990
Central Glass Company*                        10,000           33,801
Companie De Saint-Gobain                       1,280          139,579
Nippon Sheet Glass                            35,000          152,203
                                                           ----------
                                                              492,573
CRUDE PETROLEUM AND NATURAL GAS - 0.37%
Societe Nationale Elf Aquitaine                4,347          320,277
                                                           ----------
DRUGS & HEALTH CARE - 5.02%
Amersham International                        12,300          169,438
Chugai Pharmaceutical Company                 35,000          335,254
Daiichi Pharmaceutical Company                 9,000          128,136
Essilor International                            825          157,688
Glaxo Wellcome                                50,900          723,303
Hafslund Nycomed, Class B                      7,000          177,373
Kaken Pharmaceutical                          25,000          225,182
Kissei Pharmaceutical Company                  3,000           90,654
Kyowa Hakko Kogyo                              8,000           75,467
Lion Corporation                              30,000          176,949
Ono Pharmaceutical                             7,000          269,153
Roche Holdings AG                                 57          450,910
Sandoz AG                                        550          503,511
Sanofi                                         3,805          243,902
Schering AG                                    1,540          102,019
SmithKline Beecham, Class A                   33,000          363,876
Synthelabo                                     2,955          185,133
                                                           ----------
                                                            4,377,948
ELECTRIC UTILITIES - 2.36%
Electrabel                                     1,280          304,451
Empresa Nacional De Electricidad SA            5,400          305,837
Fuerzas Electricas De Catalunal SA            30,600          218,211
Hong Kong Electric                            73,000          239,321
RWE AG                                           300          108,749
Scottish Hydro Electric PLC                   29,000          161,912
Shikoku Electric Power                        11,700          269,695
Tohoku Electric Power                         11,700          282,160
Tokyo Electric Power                           6,300          168,407
                                                           ----------
                                                            2,058,743
ELECTRICAL EQUIPMENT - 4.63%
Alcatel Alsthom Cie Generale D'Electric        3,237          279,081
BBC Brown Boveri AG                               90          104,551
BICC Group PLC                                25,700          109,761
Fuji Electric Company                         60,000          305,085
General Electric Company                      49,000          269,390
Hitachi, Ltd.                                 65,000          654,722
Japan Radio Company                           15,000          159,806
Legrand                                          280           43,226
Mitsubishi Cable Industries                   25,000          133,172
Mitsubishi Electric Corporation               35,000          251,864

The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                              Shares            Value
                                              ------            -----
ELECTRICAL EQUIPMENT - CONTINUED
NEC Corporation                               40,000       $  488,136
Sanden Corporation                            25,000          160,291
Siemens AG                                       975          533,548
Toenec Corporation                            20,000          178,208
Yaskawa Electric Corporation*                 50,000          235,835
Yorkshire Electricity Group                   12,600          130,716
                                                           ----------
                                                            4,037,392
ELECTRONICS - 1.16%
Alps Electric Company, Ltd.                   20,000          230,508
Kyocera Corporation                            2,000          148,571
Kyowa Exeo Corporation, Class A               10,000           89,782
National Grid Group PLC*                       9,533           29,463
Nippon Densetsu                               15,000          151,090
Racal Electronics                             30,100          132,993
Shimadzu Corporation                          40,000          232,058
                                                           ----------
                                                            1,014,465
FINANCIAL SERVICES - 0.92%
Cetelem                                        1,400          262,732
Daiwa Securities                              20,000          306,053
Internationale Nederlanden Groep NV            3,500          233,813
                                                           ----------
                                                              802,598
FOOD & BEVERAGES - 3.97%
Dalgety                                       27,000          170,034
Danone                                         1,981          326,863
Guinness                                      27,500          202,225
Hillsdown Holdings                            84,800          223,886
Itoham Foods, Incorporated                    28,000          211,525
Japan Tobacco, Incorporated                       15          130,024
Nestle SA                                        405          448,010
Nippon Flour Mills                            20,000          104,600
Orkla                                          6,000          286,071
Reckitt & Colman PLC                           8,500           94,056
Scottish & Newcastle Breweries                18,500          176,122
Snow Brand Milk Products
  Company, Ltd.                               30,000          191,768
Southcorp Holdings, Ltd.                     143,600          334,078
Toyo Suisan Kaisha                            10,000          123,971
United Biscuits PLC                           35,500          140,864
Yamazaki Baking Company                       16,000          297,530
                                                           ----------
                                                            3,461,627
FOREST PRODUCTS - 0.35%
Sumitomo Forestry                             20,000          306,053
                                                           ----------

GAS & PIPELINE UTILITIES - 0.45%
British Gas PLC                               43,000          169,623
Osaka Gas Company                             65,000          224,746
                                                           ----------
                                                              394,369
HOMEBUILDERS - 0.81%
Bilfinger & Berger
  Bauaktiengesellschaft AG                       465          176,016
Bouygues                                       2,305          232,195
Kinden Corporation                             6,000          102,276
Sekisui House                                 15,000          191,768
                                                           ----------
                                                              702,255

HOTELS & RESTAURANTS - 0.21%
Ladbroke Group                                82,000          186,566
                                                           ----------
HOUSEHOLD APPLIANCES FURNISHING - 1.73%
Matsushita Electric Industrial
  Company, Ltd.                               35,000          569,492
Sony Corporation                              10,000          599,516
Thorn Emi PLC                                  8,000          188,414
Victor Company of Japan, Ltd.*                12,000          152,252
                                                           ----------
                                                            1,509,674
HOUSEHOLD PRODUCTS - 0.91%
Eridania Beghin-Say SA                           700          120,074
Uni Charm Corporation                          5,000          125,908
Uniden Corporation                            10,000          167,554
Unilever NV                                    2,700          379,417
                                                           ----------
                                                              792,953
INDUSTRIAL MACHINERY - 3.58%
Daikin Industries                             25,000          244,552
Ebara Corporation                             15,000          219,370
Fischer AG                                        60           78,023
Glynwed International PLC                     35,000          173,397
Ishikawajima-Harima Heavy Industries          90,000          379,177
Kawasaki Heavy Industries                     15,000           69,007
Kitz Corporation                              30,000          122,324
M.A.N. AG                                        890          240,725
Minebea Company                               20,000          167,748
Mitsubishi Kakoki                             15,000          141,065
NSK Corporation                               20,000          145,278
Okamura Corporation                           15,000          114,770
Sembawang Corporation, Ltd.                   13,000           72,146
Sidel                                            800          249,295
Toshiba Corporation                           25,000          195,884
Toyo Umpanki Company                           5,000           22,518
Tsubakimoto Chain                             40,000          240,581
Valeo                                          2,700          125,048
Vickers                                       31,000          122,286
                                                           ----------
                                                            3,123,194
INSURANCE - 3.88%
Aegon NV                                       3,260          144,239
Allianz Holdings AG                              246          479,481
AXA Company                                    6,030          406,351
Britannic Assurance                           15,000          178,910
Chuo Trust & Banking                          20,000          193,705
Compagnie Financiere Richemont                   100          149,978
Fortis AG                                      1,100          133,622
Guardian Royal Exchange                       63,500          272,185
Koa Fire & Marine                             15,000           91,816
Munchener Ruckvers                               234          508,944
Tokio Marine & Fire Insurance Company         40,000          523,002
Willis Corroon Group PLC                      61,700          135,109
Zurich Versicherung                              560          167,490
                                                           ----------
                                                            3,384,832

The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                              Shares            Value
                                              ------            -----
INTERNATIONAL OIL - 1.43%
The British Petroleum Company                 42,000       $  350,598
Cosmo Oil Company                             60,000          327,748
Petrofina SA                                     520          159,198
Shell Transport & Trading Company             30,800          407,302
                                                           ----------
                                                            1,244,846
INVESTMENT COMPANIES - 1.47%
Marubeni Corporation                          75,000          406,053
Nomura Securities                             40,000          871,671
                                                           ----------
                                                            1,277,724
LEISURE TIME - 0.51%
Forte                                         28,000          143,718
Granada Group PLC                             18,000          180,308
Japan Airport Terminal                        10,000          121,065
                                                           ----------
                                                              445,091
MINING - 0.67%
Dowa Mining Company                           30,000          144,697
DSM NV                                         2,150          176,855
Mitsui Mining & Smelting Company*             65,000          260,630
                                                           ----------
                                                              582,182
MISCELLANEOUS - 0.36%
Seita                                          5,000          181,233
SKW Trostberg AG                               1,000           21,087
Yuasa Trading Company                         20,000          108,475
                                                           ----------
                                                              310,795
NON-FERROUS METALS - 0.88%
Fuji Denki Reiki                              15,000          200,484
Mitsubishi Material                           30,000          155,448
RTZ Corporation PLC                           10,900          158,447
Western Mining Corporation Holdings           39,500          253,664
                                                           ----------
                                                              768,043
PAPER - 0.67%
Koninklijke KNP BT NV                          4,200          107,833
Nippon Paper Industries                       45,000          312,494
Rexam PLC                                     30,000          164,932
                                                           ----------
                                                              585,259
PETROLEUM SERVICES - 3.37%
Broken Hill Proprietary Company, Ltd.         24,540          346,559
Norsk Hydro AS                                19,900          835,699
Repsol SA                                      6,610          216,610
Royal Dutch Petroleum Company                  7,570        1,057,639
Total SA, "B" Shares                           7,100          479,181
                                                           ----------
                                                            2,935,688
PUBLISHING - 1.08%
Citic Pacific, Ltd.                           96,000          328,380
Elsevier NV                                   13,600          181,367
Lagardere Groupe                               6,600          121,299
Reuters Holdings                              15,000          137,327
Singapore Press Holdings, Ltd.                10,000          176,741
                                                           ----------
                                                              945,114
RAILROADS & EQUIPMENT - 1.31%
East Japan Railway Company                        75          364,649
Hitachi Transport Systems                     20,000          193,705
Nagoya Railroad Company                       25,000          125,908
Tobu Railway Company                          40,000          250,266
Zexel Corporation                             30,000          203,971
                                                           ----------
                                                            1,138,499
REAL ESTATE - 1.62%
Cheung Kong Holdings                          97,000          590,844
Daiwa Kosho Lease                             20,000          199,516
MEPC PLC                                      26,000          159,295
Mitsui Fudosan Company                        15,000          184,504
Tokyu Land Corporation                        50,000          217,918
United Overseas Land                          33,000           62,757
                                                           ----------
                                                            1,414,834
RETAIL GROCERY - 0.89%
Izumi Company                                 13,000          287,070
Maruetsu, Incorporated                        30,000          244,068
J Sainsbury PLC                               40,000          243,827
                                                           ----------
                                                              774,965
RETAIL TRADE - 3.13%
Argos                                         19,000          175,718
Argyll Group                                  32,800          173,195
Ava Allgemeine Handles-Der Verbr AG              320          108,191
Carrefour                                        495          300,315
Castorama Dubois                                 560           91,713
Daiei, Incorporated                           25,000          302,663
Douglas Holdings AG                            2,300           81,129
Familymart Company                             2,000           90,266
Izumiya Company                               13,000          207,748
Kingfisher                                    31,000          260,941
Promodes                                       1,160          272,649
Sears PLC                                    142,000          229,352
Takashimaya Company, Ltd.                     20,000          319,613
Tokyu Store Chain                             15,000          115,061
                                                           ----------
                                                            2,728,554
SOFTWARE - 0.11%
SAP AG                                           600           93,064
                                                           ----------
STEEL - 2.05%
Arbed SA                                       1,000          113,150
Daido Steel Company                           15,000           75,545
Nisshin Steel Company                         60,000          242,325
NKK Corporation*                             160,000          430,799
Sumitomo Metal Industry                      200,000          606,295
Thyssen AG*                                      980          178,033
Usinor Sacilor*                               10,800          142,802
                                                           ----------
                                                            1,788,949
TELECOMMUNICATION SERVICES - 0.20%
Cable and Wireless                            24,000          171,828
                                                           ----------
TELEPHONE - 1.66%
British Telecommunications                    79,000          433,095
Hong Kong Telecommunications, Ltd.           136,000          242,716
Royal PTT Nederland NV                         3,300          119,892
Nippon Telegraph & Telephone Corporation          15          121,308

The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                              Shares            Value
                                              ------            -----
TELEPHONE - CONTINUED
Telekom Malaysia                              34,000      $   265,071
VodaFone Group                                74,000          265,476
                                                          -----------
                                                            1,447,558
TIRES & RUBBER - 0.28%
Yokohama Rubber Company                       40,000          242,131
                                                          -----------
TOBACCO - 0.37%
B.A.T. Industries                             37,000          325,812
                                                          -----------
TOYS, AMUSEMENTS & SPORTING GOODS - 0.35%
Mizuno Corporation                            35,000          303,390
                                                          -----------
TRUCKING & FREIGHT - 1.05%
Kawasaki Kisen Kaisha, Ltd.*                  60,000          190,605
Nippon Express Company                        30,000          288,814
Nippon Road Company                           30,000          252,785
Peninsular & Oriental Steam
  Navigation Company                          10,000           73,925
TNT, Ltd.*                                    81,000          107,165
                                                          -----------
                                                              913,294
TOTAL COMMON STOCKS
  (Cost: $70,349,485)                                     $72,633,920
                                                          -----------
PREFERRED STOCKS - 0.37%
ELECTRICAL EQUIPMENT - 0.09%
Legrand                                          805           80,549
                                                          -----------
FOOD & BEVERAGES - 0.22%
Henkel Kgaa                                      500          188,045
                                                          -----------
ELECTRIC UTILITIES - 0.06%
RWE AG                                           200           55,769
                                                          -----------
TOTAL PREFERRED STOCKS
  (Cost: $327,210)                                        $   324,363
                                                          -----------
WARRANTS - 0.29%*
ELECTRICAL EQUIPMENT - 0.07%
Philips Electronics NV (Expiration
  date 06/30/98; strike price NLG 34)          3,900           61,002
                                                          -----------
FINANCIAL SERVICES - 0.22%
Veba International Finance BV (Expiration
  date 04/06/98; strike price DEM 375)         1,200          189,055
                                                          -----------
TOTAL WARRANTS
  (Cost: $232,411)                                        $   250,057
                                                          -----------

                                           Principal
                                             Amount             Value
                                           ---------            -----
CONVERTIBLE BONDS - 2.08%
Bot Cayman Finance,
  4.25% due 03/31/49                    $ 90,000,000       $1,202,906
Daido Hoxan, Incorporated,
  1.60% due 03/29/02                      10,000,000          110,896
Matsushita Electric Works,
  2.70% due 05/31/02                      20,000,000          236,707
Sandoz Capital, 1.25% due 10/23/02           265,000          259,601
                                                           ----------
TOTAL CONVERTIBLE BONDS
  (Cost: $1,741,695)                                       $1,810,110
                                                           ----------
CORPORATE BONDS - 1.11%
Swiss Re Finance Bermuda,
  2.00% due 07/06/00                    $    180,000          214,200
Treuhandanstalt,
  7.75% due  10/01/02  DEM                   970,000          753,753
                                                           ----------
TOTAL CORPORATE BONDS
  (Cost: $941,887)                                         $  967,953
                                                           ----------
FOREIGN GOVERNMENT OBLIGATIONS - 6.76%
GOVERNMENT OF CANADA - 0.70%
8.75% due 12/01/05     CAD                   750,000          613,868
                                                           ----------
KINGDOM OF DENMARK - 0.33%
7.00% due 12/15/04     DKK                   400,000           71,751
8.00% due 11/15/01                         1,100,000          212,076
                                                           ----------
                                                              283,827
GOVERNMENT OF FRANCE - 0.83%
6.75% due 10/25/03     FRF                 1,500,000          311,364
7.50% due 04/25/05                           310,000           67,083
8.50% due 04/25/03                         1,500,000          342,455
                                                           ----------
                                                              720,902
FEDERAL REPUBLIC OF GERMANY - 0.87%
7.375% due 01/03/05    DEM                 1,000,000          761,799
                                                           ----------
GOVERNMENT OF GREAT BRITAIN - 1.18%
United Kingdom Treasury,
  6.75% due 11/26/04   POUND                1200,000          297,309
United Kingdom Treasury,
  7.00% due 11/06/01                         470,000          730,839
                                                           ----------
                                                            1,028,148
GOVERNMENT OF JAPAN - 1.89%
5.70% due 03/20/07     YEN               138,750,000        1,647,665
                                                           ----------
GOVERNMENT OF NETHERLAND - 0.96%
6.75% due 11/15/05     NLG                 1,280,000          840,331
                                                           ----------
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost: $5,804,291)                             $5,896,540
                                                           ----------

The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

Principal
 Amount                                                         Value
---------                                                       -----
REPURCHASE AGREEMENT - 6.10%
$5,316,000  Repurchase Agreement with State
            Street Bank & Trust Company, dated
            12/29/95 at 5.00%, to be repurchased at
            at $5,318,953 on 01/02/96, collateralized
            by $4,855,000 U.S. Treasury Notes,
            7.50% due 05/15/02 (valued at
             $5,468,715 including interest)               $ 5,316,000
                                                          -----------
TOTAL INVESTMENTS
  (International Growth & Income Trust)
  (Cost: $84,712,979)                                     $87,198,943
                                                          ===========
STRATEGIC BOND TRUST
                                           Principal
                                            Amount              Value
                                           ---------            -----
CORPORATE BONDS - 42.64%
BUSINESS SERVICES - 2.18%
A Plus Network, Incorporated,
  11.875% due 11/01/05                    $  750,000       $  759,375
Borg-Warner Security Corporation,
  9.125% due 05/01/03                      1,000,000          900,000
Katz Corporation,
  12.75% due 11/15/02                      1,000,000        1,070,000
                                                           ----------
                                                            2,729,375
COMMUNICATION - 3.10%
Adelphia Communications
  Corporation, 12.50% due 05/15/02         1,250,000        1,225,000
In Flight Phone Corporation, Series B
  Step up to 14.00% due 05/15/02           1,500,000          472,500
United International Holdings,
 Incorporated, zero coupon
  due 11/15/99                             2,250,000        1,395,000
Wireless One, Incorporated,
  13.00% due 10/15/03                        750,000          783,750
                                                           ----------
                                                            3,876,250
DRUGS & HEALTH CARE - 0.90%
Dade International, Incorporated,          1,000,000        1,120,000
  13.00% due 02/01/05                                      ----------

ENERGY & UTILITIES - 1.80%
Petro PSC Properties,
  12.50% due 06/01/02                      1,500,000        1,410,000
Waters Corporation, Series B,
  12.75% due 09/30/04                        750,000          843,750
                                                           ----------
                                                            2,253,750
FINANCE & BANKING - 8.32%
Empress River Casino Finance
  Corporation, 10.75% due 04/01/02         1,000,000        1,032,500
Foamex Capital Corporation,                1,500,000        1,470,000
  11.875% due 10/01/04
Paine Webber Group, Incorporated,          3,600,000        3,602,326
  6.30% due 02/15/96
Trump Taj Mahal Funding, Incorporated,
   zero coupon due 11/15/99                1,029,625          991,014
United States Banknote Corporation,
  11.625% due 08/01/02                     1,000,000          760,000
United States Leasing International,
  8.45% due 01/25/05                       1,500,000        1,696,875
Venture Holdings Trust,
  9.75% due 04/01/04                       1,000,000          835,000
                                                          -----------
                                                           10,387,715
FOOD STORES - 1.43%
Carr Gottstein Foods Company,
  12.00% due 11/15/05                      1,000,000        1,010,000
Penn Traffic Company,
  9.625% due 04/15/05                      1,000,000          780,000
                                                          -----------
                                                            1,790,000
HOUSEHOLD APPLIANCE FURNISHING - 1.98%
Decorative Home Accents,
  Incorporated, 13.00% due 06/30/02        1,500,000        1,485,000
Selmer, Incorporated,
  11.00% due 05/15/05                      1,000,000          985,000
                                                          -----------
                                                            2,470,000
INDUSTRIALS - 14.57%
American Safety Razor Company,
  Series B, 9.875% due 08/01/05            1,100,000        1,119,250
Bally's Grand, Incorporated,
  10.375% due 12/15/03                     1,000,000        1,020,000
Berry Plastics Corporation,
  12.25% due 04/15/04                      1,150,000        1,236,250
Comcast UK Cable Partners, Ltd.,
  Step up to 11.20% due 11/15/07           1,200,000          708,000
Consolidated Cigar Corporation,
  10.50% due 03/01/03                      1,000,000        1,025,000
Harris Chemical, Incorporated,
  Step up to 10.25% due 07/15/01           1,000,000          950,000
International Semi Tech Microelectronic,
  Step up to 11.50% due 08/15/03           2,000,000        1,072,500
Jordan Industries, Incorporated,
  Step up to 11.75% due 08/01/05           2,000,000        1,160,000
Jordan Industries, Incorporated,
  10.375% due 08/01/03                       306,000          272,340
Marcus Cable Company,
  14.25% due 12/15/05                      1,750,000        1,190,000
Norcal Waste Systems,
  Incorporated, 12.50% due 11/15/05        1,000,000        1,010,000
Pathmark Stores, Incorporated,
  9.625% due 05/01/03                      1,500,000        1,458,750
RBX Corporation,
  11.25% due 10/15/05                      1,500,000        1,485,000
Renco Metals, Incorporated,
  12.00% due 07/15/00                      1,000,000        1,085,000
Revlon Worldwide Corporation,
  Series B, zero coupon due 03/15/98       1,000,000          742,500

The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                           Principal
                                            Amount              Value
                                           ---------            -----
INDUSTRIALS - CONTINUED
SC International Services, Incorporated,
  13.00% due 10/01/05                     $1,000,000      $ 1,040,000
Specialty Equipment Companies,
  Incorporated, 11.375% due 12/01/03         750,000          761,250
Terex Corporation,
  13.75% due 05/15/02                      1,000,000          867,500
                                                          -----------
                                                           18,203,340
LEATHER PRODUCTS - 0.38%
Samsonite Corporation,
  11.125% due 07/15/05                       500,000          480,000
                                                          -----------
LEISURE - 1.79%
Bally's Park Place Funding,
  Incorporated, 9.25% due 03/15/04           750,000          763,125
Grand Casino, Incorporated,
  10.125% due 12/01/03                       750,000          786,560
Hollywood Casino, Incorporated,
  12.75% due 11/01/03                        750,000          690,000
                                                          -----------
                                                            2,239,685
METAL PRODUCTS - 0.80%
Cole National Group, Incorporated,
  11.25% due 10/01/01                      1,000,000        1,002,500
                                                          -----------
PRINTING & PUBLISHING - 0.42%
Williamhouse Regency, Incorporated,
  13.00% due 11/15/05                        500,000          518,750
                                                          -----------
OTHER - 2.17%
Hines Horticulture, Incorporated,
  11.75% due 10/05/05                      1,000,000        1,037,500
Outdoor Systems, Incorporated,
  10.75% due 08/15/03                      1,000,000          950,000
Specialty Foods Corporation,
  11.125% due 10/01/02                       750,000          727,500
                                                          -----------
                                                            2,715,000
RESTAURANTS - 0.34%
Family Restaurants, Incorporated,
  9.75% due 02/01/02                         750,000          420,000
                                                          -----------
RETAIL TRADE - 2.45%
Apparel Retailers, Incorporated, Series
  B, Step up to 12.75% due 08/15/05        2,000,000        1,220,000
Crown Paper Company,
  11.00% due 09/01/05                      1,000,000          875,000
Finlay Fine Jewerly Corporation,
  10.625% due 05/01/03                     1,000,000          970,000
                                                          -----------
                                                            3,065,000
TOTAL CORPORATE BONDS
  (Cost: $53,895,511)                                     $53,271,365
                                                          -----------

                                           Principal
                                            Amount              Value
                                           ---------            -----
U.S. TREASURY OBLIGATIONS - 6.38%
U.S. TREASURY BONDS - 0.77%
6.875% due 08/15/25                      $   850,000      $   958,639
                                                          -----------
U.S. TREASURY NOTES - 5.61%
5.625% due 11/30/00                        2,000,000        2,018,120
6.50% due 08/15/05                         1,000,000        1,065,310
6.75% due 04/30/00                           500,000          526,170
7.50% due 02/15/05                         3,000,000        3,400,320
                                                          -----------
                                                            7,009,920
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost: $7,690,336)                                      $ 7,968,559
                                                          -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.14%
FEDERAL HOME LOAN BANK - 0.41%
5.94% due 06/13/00                           500,000          507,736
                                                          -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.47%
759.5% due 07/15/06 IO                        28,859          396,814
8.00% due 05/01/10                         1,846,331        1,913,592
8.50% due 05/01/08                           744,924          779,488
                                                          -----------
                                                            3,089,894
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.26%
6.50% TBA**                                2,400,000        2,371,488
6.50% due 11/01/10 - 12/01/10              1,799,999        1,808,999
7.00% TBA**                                3,000,000        3,024,360
7.52% due 08/26/05                         1,800,000        1,868,035
                                                          -----------
                                                            9,072,882
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (Cost: $12,430,625)                           $12,670,512
                                                          -----------
FOREIGN GOVERNMENT OBLIGATIONS - 31.77%
REPUBLIC OF ARGENTINA - 3.31%
6.812% due 03/31/05                      $ 5,800,000        4,132,500
                                                          -----------
KINGDOM OF BELGIUM - 0.39%
6.50% due 03/31/05   BEF                  14,600,000          489,544
                                                          -----------
FEDERAL REPUBLIC OF BRAZIL - 6.98%
4.00% due 04/15/14                       $ 2,653,025        1,518,857
4.25% due 04/15/24                         6,500,000        3,432,819
6.00% due 09/15/13                         1,250,000          693,750
6.687% due 01/01/01                        2,375,000        2,045,469
6.812% due 04/15/06                        1,500,000        1,033,125
                                                          -----------
                                                            8,724,020
NATIONAL REPUBLIC OF BULGARIA - 3.22%
2.00% due 07/28/12                       $ 4,750,000        1,442,812
6.75% due 07/28/11                         3,000,000        1,383,750
6.75% due 07/28/24                         2,250,000        1,195,312
                                                          -----------
                                                            4,021,874

The accompanying notes are an integral part of the financial statements.

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NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                           Principal
                                            Amount              Value
                                           ---------            -----
GOVERNMENT OF CANADA - 0.52%
6.25% due 02/01/98   CAD                     275,000      $   202,392
9.00% due 12/01/04                           549,000          453,131
                                                          -----------
                                                              655,523
GOVERNMENT OF COSTA RICA - 0.31%
Series B, 6.25% due 05/21/15          $      700,000          392,000
                                                          -----------
KINGDOM OF DENMARK - 0.26%
7.00% due 12/15/04   DKK                     600,000          107,627
9.00% due 11/15/98                         1,100,000          215,800
                                                          -----------
                                                              323,427
REPUBLIC OF ECUADOR - 1.44%
3.00% due 02/28/15                    $    2,553,715          855,495
3.00% due 02/27/15                         2,809,070          941,038
                                                          -----------
                                                            1,796,533
FEDERAL REPUBLIC OF GERMANY - 4.08%
7.375% due 01/03/05  DEM                   1,550,000        1,180,788
8.375% due 05/21/01                        4,900,000        3,910,094
                                                          -----------
                                                            5,090,882
REPUBLIC OF ITALY - 1.02%
9.50% due 12/01/97   ITL               1,460,000,000          909,670
9.50% due 01/01/05                       610,000,000          359,749
                                                          -----------
                                                            1,269,419
GOVERNMENT OF JAPAN - 1.18%
4.20% due 09/21/15    YEN                142,000,000        1,469,511
                                                          -----------
GOVERNMENT OF MEXICO - 2.74%
6.25% due 12/31/19                    $    4,000,000        2,605,000
6.25% due 12/31/19                         1,250,000          814,062
Mexican United States Rights,
  0% due 12/31/19                          1,250,000                0
                                                          -----------
                                                            3,419,062
GOVERNMENT OF NETHERLANDS - 0.80%
6.25% due 07/15/98   NLG                     850,000          554,854
7.00% due 06/15/05                           660,000          439,877
                                                          -----------
                                                              994,731
REPUBLIC OF POLAND - 3.38%
3.25% due 10/27/14                    $    6,500,000        4,216,876
                                                          -----------
GOVERNMENT OF SPAIN - 0.37%
10.00% due 02/28/05  ESP                   8,380,000           70,053
11.45% due 08/30/98                       45,750,000          396,324
                                                          -----------
                                                              466,377
GOVERNMENT OF GREAT BRITIAN - 1.78%
United Kingdom Treasury,
  7.00% due 11/06/01 POUND                 1,430,000        2,223,618
                                                          -----------
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $37,543,142)                            $39,685,897
                                                          -----------

                                              Shares            Value
                                              ------            -----
COMMON STOCK - 0.01%
HOUSEHOLD APPLIANCES & FURNISHINGS - 0.01%
Decorative Home Accents, Incorporated          1,500          $15,000
                                                              -------

TOTAL COMMON STOCK (Cost: $0)                                 $15,000
                                                              -------

WARRANTS - 0.01%
BPC Holdings Corporation due 04/15/04          1,000           12,500
In Flight Phone Corporation                    1,500                0
                                                              -------

TOTAL WARRANTS (Cost: $0)                                     $12,500
                                                              -------
REPURCHASE AGREEMENT - 9.05% ***

Principal
 Amount                                                         Value
---------                                                       -----
$11,301,000  Repurchase Agreement with State
             Street Bank & Trust Company dated
             12/29/95 at 5.75%, to be
             repurchased at $11,308,220 on
             01/02/96, collateralized by
             $11,465,000 U.S. Treasury Notes,
             5.125% due 04/30/98 (valued at
             $11,629,009 including interest)             $ 11,301,000
                                                         ------------
TOTAL INVESTMENTS
  (Strategic Bond Trust) (Cost: $122,860,614)            $124,924,833
                                                         ============

GLOBAL GOVERNMENT BOND TRUST

                                           Principal
                                            Amount              Value
                                           ---------            -----
U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.03%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.55%
6.07% due 11/20/98                        $ 5,000,000     $ 5,021,875
6.50% due 06/08/00                         12,000,000      12,127,500
                                                          -----------
                                                           17,149,375
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.48%
6.25% due 10/28/98                          5,000,000       5,044,550
6.85% due 05/26/00                          5,000,000       5,133,600
                                                          -----------
                                                           10,178,150
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS  (Cost: $26,967,610)                          $27,327,525
                                                          -----------
FOREIGN GOVERNMENT OBLIGATIONS - 52.65%
COMMONWEALTH OF AUSTRALIA - 11.75%
New South Wales Treasury,
  5.202% due 04/01/04                     $ 7,000,000       4,784,079
New South Wales Treasury,
  7.00% due 04/01/04                 AUD   13,000,000       8,884,718
Queensland Treasury,
  6.50% due 06/14/05                       20,000,000      13,029,583
                                                          -----------
                                                           26,698,380

The accompanying notes are an integral part of the financial statements.

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NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                           Principal
                                            Amount              Value
                                           ---------            -----
GOVERNMENT OF CANADA - 6.27%
8.00% due 06/01/23   CAD                  15,000,000     $ 11,512,256
Province of Ontario,
  zero coupon due 01/10/40                50,000,000        1,310,875
Province of Ontario,
  zero coupon due 01/10/35                40,000,000        1,423,654
                                                         ------------
                                                           14,246,785
GOVERNMENT OF FRANCE - 2.24%
6.00% due 10/25/25   FRF                  30,000,000        5,084,746
                                                         ------------

REPUBLIC OF ITALY - 15.59%
5.625% due 06/09/98                  $    12,000,000       12,045,000
8.50% due 08/01/04   ITL              20,000,000,000       11,111,216
10.00% due 08/01/03                   20,000,000,000       12,258,481
                                                         ------------
                                                           35,414,697
FEDERAL REPUBLIC OF GERMANY - 1.35%
5.625% due 09/20/16  DEM                   5,000,000        3,062,042
                                                         ------------
GOVERNMENT OF SPAIN - 11.89%
8.00% due 05/30/04   ESP                 750,000,000        5,604,905
10.30% due 06/15/02                    1,500,000,000       12,785,367
10.50% due 10/30/03                    1,000,000,000        8,615,086
                                                         ------------
                                                           27,005,358
KINGDOM OF SWEDEN - 3.56%
10.25% due 05/05/00  SEK                  50,000,000        8,082,820
                                                         ------------
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost: $111,062,945)                         $119,594,828
                                                         ------------
SUPRANATIONAL ORGANIZATIONS - 8.74%
European Investment Bank,
  8.00% due 06/10/03           GBP         4,000,000        6,390,744
International Bank for Reconstruction
  and Development, 5.875%
  due 11/10/03                 DEM        10,000,000        7,001,046
International Bank for Reconstruction
  and Development, 10.80%
  due 05/19/03                 ITL    10,000,000,000        6,462,023
                                                         ------------
                                                           19,853,813
TOTAL SUPRANATIONAL ORGANIZATIONS
 (Cost: $19,337,635)                                     $ 19,853,813
                                                         ------------
CORPORATE BONDS - 15.42%
BANKING & FINANCE - 12.02%
Credit Local de France,
  zero coupon due 09/03/02     CAD        10,000,000        4,535,884
LKB Baden Wurtenberg,
  6.50% due 09/15/08           DEM        15,000,000       10,399,094
Treuhandanstalt,
  7.125% due 01/29/03                     10,000,000        7,529,453
Unidec, 5.50%
  due 11/25/02                 FRF        25,000,000        4,839,697
                                                         ------------
                                                           27,304,128
ELECTRIC SERVICES - 3.40%
Hydro-Quebec,
  zero coupon due 08/15/20     CAD        85,000,000        7,725,009
                                                         ------------
TOTAL CORPORATE BONDS
  (Cost: $32,982,216)                                    $ 35,029,137
                                                         ------------
OTHER BONDS (FOREIGN GOVERNMENT - BACKED
OR GUARANTEED) - 5.28%
ELECTRIC SERVICES - 5.28%
Tokyo Gas Company,
  5.50% due 07/21/98                     $12,000,000       11,985,000
                                                         ------------

TOTAL OTHER BONDS (FOREIGN
 GOVERNMENT-BACKED OR
  GUARANTEED) (Cost: $11,957,500)                        $ 11,985,000
                                                         ------------
CONVERTIBLE BONDS - 1.82%
Hanson America, Incorporated,
  2.39% due 03/01/01                       5,000,000        4,137,500
                                                         ------------

TOTAL CONVERTIBLE BONDS
  (Cost: $3,993,750)                                     $  4,137,500
                                                         ------------
REPURCHASE AGREEMENT - 4.06%

Principal
 Amount                                                         Value
---------                                                       -----
$9,226,000  Repurchase Agreement with State
            Street Bank & Trust Company dated
            12/29/95 at 5.00%, to be
            repurchased at $9,231,126 on
            01/02/96, collateralized by
            $8,425,000 U.S. Treasury Notes,
            7.50% due 05/15/02 (valued at
            $9,489,994 including interest)               $  9,226,000
                                                         ------------
TOTAL INVESTMENTS
 (Global Government Bond Trust)
  (Cost: $215,527,656)                                   $227,153,803
                                                         ============
INVESTMENT QUALITY BOND TRUST
                                           Principal
                                            Amount              Value
                                           ---------            -----
CORPORATE BONDS - 32.49%
DRUGS & HEALTH CARE -
0.28%
OrNda Healthcorp,
  11.375% due 08/15/04                   $   350,000     $    393,750
                                                         ------------

The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                           Principal
                                            Amount              Value
                                           ---------            -----
ELECTRIC UTILITIES - 1.81%
Cincinnati Gas & Electric Company,        $1,300,000      $ 1,402,908
  6.90% due 06/01/25
Cleveland Electric Illuminating Company,
  Series B, 9.50% due 05/15/05               125,000          129,375
Duke Power Company,
  7.50% due 04/01/99                         700,000          732,697
Virginia Electric & Power Company,
  9.375% due 06/01/98                        300,000          325,068
                                                          -----------
                                                            2,590,048
FINANCE & BANKING - 20.36%
American General Finance
  Corporation, 8.00% due 02/15/05          1,270,000        1,367,206
Associates Corporation of North
  America, 9.125% due 04/01/00               300,000          335,745
Associates Corporation of North
  America, 6.95% due 08/01/02              2,325,000        2,442,505
BankAmerica Corporation,
  9.625% due 02/13/01                      1,475,000        1,707,961
Beneficial Corporation,
  8.40% due  05/15/08                        350,000          413,287
Beneficial Corporation,
  8.90% due 06/06/01                         470,000          533,276
Comerica, Incorporated,
  7.125% due  12/01/13                     1,325,000        1,333,454
Commercial Credit Group,
  Incorporated, 10.00% due 05/01/99          290,000          326,671
Equitable Life Assurance Society of the
  United States, 6.95% due 12/01/05        1,150,000        1,164,375
Exxon Capital Corporation,
  6.625%  due 08/15/02                     2,000,000        2,074,980
First National Bank of Boston,
  8.00%  due 09/15/04                      1,775,000        1,967,623
First Union Corporation,
  7.50% due  04/15/35                      2,000,000        2,214,700
General Motors Acceptance
  Corporation, 7.00% due 09/15/02          1,400,000        1,452,710
General Motors Acceptance
  Corporation, 6.00% due 01/11/99            950,000          957,220
International Lease Finance                1,500,000        1,574,055
  Corporation, 7.50% due 03/01/99
National Westminster Bank PLC,             1,000,000        1,158,980
  9.45% due 05/01/01
NBD Bancorp, 8.25% due 11/01/24            2,000,000        2,447,540
Norwest Corporation,
  6.00% due  03/15/00                        900,000          904,329
Sun Canada Financial Company,              1,500,000        1,522,275
  7.25% due 12/15/15
Texaco Capital, Incorporated,                940,000        1,072,446
  8.93%  due 07/23/01
United Bankshares, Incorporated,
  8.625% due 04/15/98                      1,967,000        2,083,505
                                                          -----------
                                                           29,054,843

FOOD STORES - 0.07%
Big V Supermarkets, Incorporated,
  Series B, 11.00% due 02/15/04              125,000      $   101,875
                                                           ----------
FOREST PRODUCTS - 1.33%
Boise Cascade Corporation,
  9.85% due 06/15/02                       1,620,000        1,893,164
                                                         ------------

INDUSTRIALS - 3.36%
Armco, Incorporated,
  9.375% due 11/01/00                        450,000          445,500
Cablevision Industries Corporation,
  Series B, 9.25% due 04/01/08               100,000          107,000
Cablevision Systems Corporation,
  9.25% due 11/01/05                         200,000          209,000
Cincinnati Milacron, Incorporated,
  7.875% due 05/15/00                        870,000          888,488
Container Corporation of America,
  9.75% due 04/01/03                         150,000          146,250
Fort Howard Corporation,
  9.25% due 01/03/15                         450,000          456,750
Interlake Corporation,
  12.00% due 11/15/01                        100,000          101,000
K & F Industries, Incorporated,
  11.875% due 12/01/03                       250,000          268,750
Repap New Brunswick, Incorporated,
  9.875% due 07/15/00                        250,000          247,500
Tele Communications, Incorporated,
  9.80% due 02/01/12                       1,600,000        1,918,672
                                                           ----------
                                                            4,788,910
INTERNATIONAL OIL - 0.70%
Amoco Canada Petroleum Company,              900,000          998,622
  7.95% due 10/01/22                                       ----------

NON-BANK FINANCE - 1.03%
KFW International Financial,
  Incorporated, 8.85% due 06/15/99         1,340,000        1,474,429
                                                           ----------
PUBLISHING - 1.58%
Time Warner, Incorporated,
  9.125% due 01/15/13                      2,000,000        2,253,900
                                                           ----------
SOCIAL SERVICES - 0.26%
Kindercare Learning Centers,
  Incorporated, 10.375% due 06/01/01         350,000          369,250
                                                           ----------
TELECOMMUNICATION SERVICES - 0.26%
Comcast Corporation,
  9.125% due 10/15/06                         50,000           52,125
Heritage Media Services,
  11.00% due 06/15/02                        150,000          159,375
Videotron, Ltd., 10.25% due 10/15/02         150,000          158,250
                                                           ----------
                                                              369,750

The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                           Principal
                                            Amount             Value
                                           ---------           -----
TELEPHONE - 1.07%
GTE Florida, Incorporated, Series A,
  6.31% due 12/15/02                     $ 1,400,000     $ 1,421,938
Paging Network, Incorporated,
  10.125% due 08/01/07                       100,000         108,250
                                                         -----------
                                                           1,530,188
TRANSPORTATION - 0.39%
Southern Railway Company,
  8.75% due 10/15/03                         470,000         549,524
                                                         -----------
TOTAL CORPORATE BONDS
  (Cost: $43,205,275)                                    $46,368,253
                                                         -----------
U.S. TREASURY OBLIGATIONS - 35.36%
U.S. TREASURY BONDS - 30.88%
8.875% due 02/15/19                        3,800,000       5,122,286
10.75% due 02/15/03                        9,400,000      12,265,496
12.00% due 08/15/13                       17,320,000      26,686,310
                                                         -----------
                                                          44,074,092
U.S. TREASURY NOTES - 4.47%
8.875% due 11/15/97                        6,000,000       6,386,220
                                                         -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost: $46,601,862)                                    $50,460,312
                                                         -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.49%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 12.95%
6.50% due 08/17/11 - 08/1/25               4,472,639       4,436,833
6.50% due 06/25/19,
  Series I5, Class H - REMIC                 900,000         913,779
7.00% due 01/01/99                         2,500,000       2,522,650
7.00% due 06/01/23 - 12/01/25              8,441,318       8,518,031
8.00% due 11/15/99, Series CL              2,000,000       2,093,740
                                                         -----------
                                                          18,485,033
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.70%
5.90% due 10/25/19 - REMIC                 1,000,000         993,430
                                                         -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 7.84%
6.50% due 07/15/08 - 05/15/09                242,482         244,679
7.00% due 09/15/23 - 02/15/24              1,636,328       1,655,751
7.50% due 12/15/99 - 10/15/25              4,661,564       4,795,537
8.20% due 12/06/15                            50,250          52,103
8.50% due 09/15/16 - 04/15/22              4,206,812       4,434,262
9.50% due 09/10/15                             1,746           1,872
                                                         -----------
                                                          11,184,204
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (Cost: $29,801,406)                          $30,662,667
                                                         -----------

                                           Principal
                                            Amount             Value
                                           ---------           -----
FIXED INCOME - OTHER - 5.36%
MISCELLANEOUS ASSET BACKED SECURITIES - 5.36%
Advanta Credit Card Master
  Trust, Series 1994, Class A,
  6.217% due 10/01/01                     $1,450,000     $ 1,453,625
American Express Master Trust, Series
 1992, Class A, 6.60% due 05/15/00         1,500,000       1,544,055
Premier Auto Trust, Series 1993,
 Class A2, 4.65% due 11/02/99              1,550,870       1,535,361
Premier Auto Trust, Series 1994,
 Class A3, 6.35% due 05/02/00              1,500,000       1,512,180
World Omni Automobile Lease, Series
 1995, Class A, 6.05% due 11/25/01         1,600,000       1,609,488
                                                         -----------
                                                           7,654,709
TOTAL FIXED INCOME - OTHER
  (Cost: $7,595,100)                                     $ 7,654,709
                                                         -----------
FOREIGN BONDS - 1.99%
CANADIAN - 1.76%
Hydro-Quebec, 8.05% due 07/07/24           2,200,000       2,511,872
                                                         -----------

GOVERNMENT OF NEW ZEALAND - 0.23%
10.625% due 11/15/05                         250,000         334,565
                                                         -----------

TOTAL FOREIGN BONDS
  (Cost: $2,679,776)                                     $ 2,846,437
                                                         -----------

REPURCHASE AGREEMENT - 3.31%

Principal
 Amount                                                        Value
---------                                                      -----
$4,723,000  Repurchase Agreement with Shearson
            Lehman dated 12/29/95 at 5.93%, to
            be repurchased at $4,726,112 on
            01/02/96, collateralized by
            $13,700,000 U.S. Treasury Strips,
            5.59% due 02/15/13 (valued at
            $5,027,044 including interest)              $  4,723,000
                                                        ------------

TOTAL INVESTMENTS
  (Investment Quality Bond Trust)
  (Cost: $134,606,419)                                  $142,715,378
                                                        ============

U.S. GOVERNMENT SECURITIES TRUST
                                           Principal
                                            Amount             Value
                                           ---------           -----

U.S. TREASURY OBLIGATIONS - 31.30%
U.S. TREASURY BONDS - 4.71%
8.875% due 08/15/17                       $9,000,000    $ 12,054,330
                                                        ------------

The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                           Principal
                                            Amount              Value
                                           ---------            -----
U.S. TREASURY NOTES - 26.60%
5.625% due 11/30/00                      $10,000,000      $10,090,600
5.75% due 10/31/00                         2,000,000        2,028,740
6.125% due 05/31/97                        6,000,000        6,073,140
6.50% due 08/15/05                         7,000,000        7,457,170
6.75% due 04/30/00                        10,300,000       10,839,102
7.75% due 01/31/00                        29,100,000       31,609,875
                                                          -----------
                                                           68,098,627
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost: $76,918,000)                                     $80,152,957
                                                          -----------
U.S. GOVERNMENT AGENCY AND
MORTGAGE-BACKED OBLIGATIONS - 50.50%
FEDERAL HOME LOAN BANK - 6.57%
5.94% due 06/13/00                         3,300,000        3,351,051
6.49% due 09/08/97                           250,000          254,727
7.81% due 07/17/96                         5,000,000        5,064,850
8.25% due 09/25/96                         8,000,000        8,161,280
                                                          -----------
                                                           16,831,908
FEDERAL HOME LOAN MORTGAGE CORPORATION - 12.83%
6.00% due 09/01/10 - 11/01/10             32,765,674       32,407,218
6.50% due 07/01/06                            39,782           39,570
7.00% due 12/01/04                           167,992          170,226
8.25% due 07/01/06                           224,424          233,587
                                                          -----------
                                                           32,850,601
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 19.93%
6.50% TBA**                               17,500,000       17,292,100
6.50% due 10/01/05                           249,744          251,635
7.00% TBA**                                8,125,000        8,190,975
7.52% due 08/26/05                        17,000,000       17,642,549
8.00% due 08/01/04-10/01/24                   38,361           39,755
8.25% due 09/01/08                           380,564          397,945
8.50% due 02/01/09                            69,158           74,114
8.75% due 08/01/09                           380,295          401,847
10.00% due 04/01/16                            5,210            5,736
10.50% due 03/01/16                           35,648           39,118
11.50% due 02/01/20                        5,865,018        6,682,426
                                                          -----------
                                                           51,018,200
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 7.57%
7.00% TBA**                               18,000,000       18,213,660
7.50% due 02/15/07                           262,873          274,366
8.00% due 10/15/05                            15,587           16,401
9.50% due 09/15/20                           473,159          510,075
11.00% due 09/15/15                           62,583           70,855
12.00% due 03/15/15 - 07/15/15               257,859          299,761
                                                          -----------
                                                           19,385,118
STUDENT LOAN MARKETING ASSOCIATION - 1.80%
7.50% due 03/08/00                         4,300,000        4,606,375
                                                          -----------
OTHER U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.80%
Tennessey Valley Authority,
  8.25% due 11/15/96                       4,500,000        4,604,580

                                           Principal
                                            Amount              Value
                                           ---------            -----
TOTAL U.S. GOVERNMENT AGENCY
AND MORTGAGE- BACKED OBLIGATIONS
  (Cost: $127,653,887)                                   $129,296,782
                                                         ------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.82%
Drexel Burnham Lambert,
 9.30% due 06/01/17,
  (Collateralized by GNMA 10.00%)         $   61,618     $     62,735
Goldman Sachs Trust 7, Series C,
  Class C2, 9.10% due 04/27/17,
  (Collateralized by FNMA 9.50%)              19,505           19,462
Merrill Lynch Trust XXV, Class B,
  8.75% due 03/20/19 (Collateralized
  by FHLMC 10.00%)                            47,341           47,252
Shearson Lehman, Incorporated,
  7.50% due 06/01/18, (Collateralized
  by GNMA 11.50%)                          2,017,792        1,980,584
                                                         ------------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost: $2,201,204)                           $  2,110,033
                                                         ------------

REPURCHASE AGREEMENT - 17.38% ***

Principal
 Amount                                                         Value
---------                                                       -----
$44,490,000  Repurchase Agreement with State
             Street Bank & Trust Company
             dated 12/29/95 at 5.75%, to be
             repurchased at $44,518,424 on
             01/02/96, collateralized by
             $45,120,000 U.S. Treasury Notes,
             5.125% due 04/30/98 (valued at
             $45,765,317 including interest)             $ 44,490,000
                                                         ------------
TOTAL INVESTMENTS
  (U.S. Government Securities Trust)
  (Cost: $251,263,091)                                   $256,049,772
                                                         ============

MONEY MARKET TRUST
                                           Principal
                                            Amount              Value
                                           ---------            -----
U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.92%
STUDENT LOAN MARKETING ASSOCIATION - 6.92%
5.24% due 09/28/98                       $10,000,000     $ 10,000,000
5.25% due 02/22/99                         7,900,000        7,900,807

TOTAL U.S. GOVERNMENT
  AGENCY OBLIGATIONS                                     $ 17,900,807
                                                         ------------
COMMERCIAL PAPER - 92.56%
American Express Credit
  Corporation, 5.61% due 03/15/96          9,000,000        8,896,215
American Home Products
  Corporation, 5.72% due 02/09/96          2,000,000        1,987,607

The accompanying notes are an integral part of the financial statements.

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NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                           Principal
                                            Amount              Value
                                           ---------            -----
COMMERCIAL PAPER - CONTINUED
Assets Securitization Cooperative
  Corporation, 5.70% due 01/16/96         $5,500,000       $5,486,937
Associates Corporation of North
  America, 5.68% due 02/09/96              8,000,000        7,950,773
Avco Financial Services,
  Incorporated, 5.75% due 01/23/96         9,000,000        8,968,375
BankAmerica,
  5.74% due 02/16/96                       4,000,000        3,999,950
The Bank of New York,
  5.52% due 05/22/96                       4,000,000        3,998,781
Banque National de Paris,
  5.51% due 05/21/96                       6,500,000        6,359,725
Bayerische Hypotheken,
  6.14% due 10/29/96                       7,000,000        7,000,000
BCI Funding Corporation,
  5.70% due 02/09/96                       5,000,000        4,969,125
BCI Funding Corporation,
  5.71% due 02/16/96                       5,000,000        4,963,520
Bear Stearns Companies,
  Incorporated, 5.77% due 01/16/96         8,000,000        7,980,767
Burlington Northern Santa Fe,
  5.90% due 02/28/96                       2,500,000        2,476,236
Cariplo Finance, Incorporated,
  5.61% due 03/04/96                       6,500,000        6,436,186
Chase Manhattan Corporation,
  5.65% due 02/29/96                       1,500,000        1,486,110
Chase Manhattan Corporation,
  5.77% due 04/15/96                       7,500,000        7,500,000
Chevron Transport Corporation,
  5.60% due 03/14/96                       1,000,000          988,644
Chevron UK Investment PLC,
  5.72% due 01/30/96                       8,000,000        7,963,138
CIT Group Holdings, Incorporated,
  5.70% due 01/24/96                       5,000,000        4,981,792
Corestates Capital Corporation,
  5.68% due 02/16/96                       3,000,000        2,978,227
Corestates Capital Corporation,
  5.86% due 01/05/96                       6,000,000        6,000,000
Delaware Funding Corporation,
  5.71% due 01/08/96                         500,000          499,445
Den Danske Corporation,
  5.63% due 03/04/96                       7,500,000        7,426,106
Dresdner U.S. Finance,
  5.72% due 01/22/96                       7,000,000        6,976,643
ESC Securitization, Incorporated,
  5.72% due 02/02/96                       9,000,000        8,954,240
ESC Securitization, Incorporated,
  5.68% due 02/22/96                       2,000,000        1,983,591
First Bank System,
  FRN due 05/06/96                         5,000,000        4,999,669
General Electric Capital Corporation,
  5.59% due 03/01/96                       7,000,000        6,934,783
General Electric Capital Services,
  Incorporated, 5.70% due 02/09/96         2,000,000        1,987,650
General Motors Acceptance
  Corporation, 5.58% due 04/15/96          8,000,000        7,869,800
Glaxo PLC, 5.57% due 03/11/96              4,000,000        3,956,678
Her Majesty In Right of Canada,
  5.50% due 03/22/96                       6,680,000        6,597,335
Hitachi America, Ltd.,
  5.72% due 01/12/96                       1,490,000        1,487,396
Household Finance Corporation,
  5.70% due 01/31/96                       3,000,000        2,985,750
Household International,
  Incorporated, 5.73% due 02/08/96         3,000,000        2,981,855
Household International,
  Incorporated, 5.65% due 03/08/96         3,000,000        2,968,454
KFW International Finance,
  Incorporated, 5.68% due 02/08/96         9,000,000        8,946,040
Kreditbank North America,
  5.70% due 03/01/96                       7,500,000        7,428,750
National Westminister Bank of
  Canada, 5.76% due 02/22/96               4,000,000        4,000,000
Norwest Financial, Incorporated,
  5.69% due 02/28/96                       4,000,000        3,963,331
PNC Funding Corporation,
  5.75% due 02/05/96                         700,000          696,087
PNC Funding Corporation,
  5.76% due 02/05/96                       5,965,000        5,931,596
PNC Funding Corporation,
  5.77% due 02/05/96                         600,000          596,634
Sears Roebuck Acceptance
  Corporation, 5.70% due 02/22/96          8,000,000        7,934,133
SMM Trust, 5.925% due 11/15/96             8,000,000        8,000,000
Toshiba America,
  5.65% due 01/12/96                       7,000,000        6,987,915
Zeneca Wilmington Company,
  5.70% due 01/19/96                       2,875,000        2,866,806
                                                         ------------
TOTAL COMMERCIAL PAPER                                   $239,332,795
                                                         ------------

REPURCHASE AGREEMENT - 0.52%

Principal
 Amount                                                         Value
---------                                                       -----
$1,348,000  Repurchase Agreement with Aubrey
            Lanston dated 12/29/95 at 5.90%, to
            be repurchased at $1,348,884 on
            01/02/96, collateralized by
            $1,350,000 U.S Treasury Notes,
            5.125% due 12/31/98 (valued at
            $1,372,781 including interest)               $  1,348,000
                                                         ------------
TOTAL INVESTMENTS
  (Money Market Trust)                                   $258,581,602
                                                         ============

The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

ASSET ALLOCATION TRUSTS

                                                   AGGRESSIVE                     MODERATE                      CONSERVATIVE
                                             -----------------------       -----------------------        -----------------------
                                               Shares        Value           Shares        Value            Shares        Value
                                             ----------   ----------       ----------    ---------        ----------    ---------

COMMON STOCKS:                                  66.91%                        42.99%                         25.34%
AEROSPACE:                                                     0.76%                         0.46%                          0.33%
Boeing Company                                    ----          ----           1,400    $  109,725              700      $ 54,862
Lockheed Martin Corporation                      1,800    $  142,200            ----          ----             ----          ----
McDonnell Douglas Corporation                    2,100       193,200           6,300       579,600            1,300       119,600
Northrop Grumman Corporation                     3,300       211,200           4,200       268,800              900        57,600
Oerlikon Buhrle AG*                                720        58,674            ----          ----             ----          ----
Rockwell International Corporation               3,100       163,913           7,500       396,563            2,800       148,050
Thiokol Corporation                              3,400       115,175           5,300       179,537              900        30,488
Transtechnology Corporation                      4,100        55,350           8,800       118,800            2,300        31,050
TRW, Incorporated                                1,000        77,500            ----          ----             ----          ----
United Technologies Corporation                  6,500       616,687          14,200     1,347,225            2,900       275,137
Watkins Johnson Company                           ----          ----            ----          ----              700        30,625
                                                          ----------                    ----------                       --------
                                                           1,633,899                     3,000,250                        747,412

AGRICULTURAL MACHINERY:                                        0.08%                         0.06%                          0.03%
Deere & Company                                  5,000       176,250          10,300       363,075            1,800        63,450
                                                          ----------                    ----------                       --------

AIR TRAVEL:                                                    0.74%                         0.47%                          0.28%
AMR Corporation*                                 1,200        89,100           2,700       200,475              600        44,550
Atlantic Southeast Airlines, Incorporated        2,900        62,350           5,800       124,700            2,100        45,150
British Airways                                 19,800       143,296          31,000       224,352            5,500        39,804
Delta Air Lines, Incorporated                   11,000       812,625          23,400     1,728,675            4,800       354,600
Japan Air Lines Company*                        38,000       252,107          62,000       411,332           11,000        72,978
KLM Royal Dutch Airlines*                        5,700       200,925           9,700       341,925            1,900        66,975
Northwest Airlines Corporation*                    400        20,400             700        35,700             ----          ----
                                                          ----------                    ----------                       --------
                                                           1,580,803                     3,067,159                        624,057

ALUMINUM:                                                      0.64%                         0.44%                          0.28%
Aluminum Company of America                     26,000     1,374,750          54,000     2,855,250           11,700       618,637
                                                          ----------                    ----------                       --------

APPAREL & TEXTILES:                                            0.33%                         0.24%                          0.15%
Kellwood Company                                 3,800        77,425           8,800       179,300              800        16,300
Pacific Sunwear of California*                   5,100        45,900          11,600       104,400            2,600        23,400
Talbots, Incorporated                            9,900       284,625          21,800       626,750            4,300       123,625
Urban Outfitters, Incorporated*                  7,600       176,700          17,500       406,875            4,200        97,650
Warnaco Group, Incorporated, Class A             4,800       120,000          10,600       265,000            3,400        85,000
                                                          ----------                    ----------                       --------
                                                             704,650                     1,582,325                        345,975

AUTO PARTS:                                                    0.78%                         0.57%                          0.35%
Echlin, Incorporated                            18,400       671,600          33,600     1,226,400            7,300       266,450
Gentex Corporation*                              1,600        35,200           3,500        77,000              800        17,600
Genuine Parts Company                           20,400       836,400          50,300     2,062,300           10,200       418,200
Monro Muffler Brake, Incorporated*               5,365        74,439          11,125       154,359            3,150        43,706
A.O. Smith Corporation                             400         8,300             800        16,600              200         4,150
Spartan Motors, Incorporated*                    5,300        58,300          11,900       130,900            2,900        31,900
                                                          ----------                    ----------                       --------
                                                           1,684,239                     3,667,559                        782,006

AUTOMOBILES:                                                   1.30%                         0.74%                          0.42%
Chrysler Corporation                             6,000       332,250          12,500       692,187            2,700       149,513
Ford Motor Company                              16,200       469,800          30,700       890,300            6,300       182,700
General Motors Corporation                      13,300       703,237          24,000     1,269,000            4,900       259,087


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                   AGGRESSIVE                     MODERATE                      CONSERVATIVE
                                             -----------------------       -----------------------        -----------------------
                                               Shares        Value           Shares        Value            Shares        Value
                                             ----------   ----------       ----------    ---------        ----------    ---------

AUTOMOBILES - CONTINUED
Honda Motor Company                             18,000    $  371,332          26,000    $  536,368            5,000      $103,148
Toyota Motor Corporation                        29,000       615,109          47,000       996,901            8,000       169,685
Volvo AB, Series B                              14,400       294,953          20,200       413,754            3,700        75,787
                                                          ----------                    ----------                       --------
                                                           2,786,681                     4,798,510                        939,920

BANKING:                                                       6.85%                         4.01%                          2.21%
Asahi Bank                                      22,000       276,998          26,000       327,361            4,000        50,363
Banc One Corporation                            11,500       434,125          21,600       815,400            2,700       101,925
Bank of New York, Incorporated                  27,700     1,350,375          62,900     3,066,375           13,500       658,125
Bank of Tokyo                                   17,000       298,015          26,000       455,787            5,000        87,651
Bank of Yokohama                                 9,000        73,656          24,000       196,416             ----          ----
Bankamerica Corporation                          4,600       297,850           6,300       407,925            1,000        64,750
Banponce Corporation                            12,200       472,750          26,100     1,011,375            6,300       244,125
Banco Bilbao Vizcaya SA                          6,250       225,165           9,750       351,257            1,900        68,450
Barclays                                         2,965        33,978           4,738        54,304              857         9,817
Boatmens Bancshares, Incorporated                2,100        85,838           4,200       171,675            1,000        40,875
Banque National Paris                            4,443       200,420           6,866       309,720            1,205        54,357
Chemical Banking Corporation                     7,200       423,000          15,200       893,000            2,800       164,500
Christiania Bank O                              63,800       149,072          99,900       233,422           20,200        47,199
Citicorp                                         3,800       255,550           3,300       221,925              600        40,350
Collective Bancorp, Incorporated                 3,000        76,125           8,000       203,000            2,300        58,363
Comerica, Incorporated                           1,900        76,238           4,000       160,500              800        32,100
Crestar Financial Corporation                     ----          ----           1,300        76,863              300        17,737
CS Holding                                       3,235       331,633           5,625       576,642            1,200       123,017
Dai Ichi Kangyo Bank, Ltd.                      19,000       373,559          32,000       629,153            6,000       117,966
Den Norske Bank                                117,800       308,723         188,300       493,484           31,100        81,505
Deutsche Bank AG                                 8,050       381,428          12,650       599,387            2,300       108,979
Fifth Third Bancorp                              1,100        80,575           2,300       168,475              400        29,300
First Bank System, Incorporated                  2,900       143,913            ----          ----              400        19,850
First Chicago Corporation                       12,093       477,674          27,631     1,091,424            3,815       150,693
First Interstate Bancorp                         2,900       395,850           6,700       914,550            1,100       150,150
Fokus Bank*                                     27,800       150,102          35,900       193,837            7,650        41,305
Fuji Bank                                       22,000       485,811          35,000       772,881            6,000       132,494
Generale De Banque                                 150        51,988             300       103,976               50        17,329
HSBC Holdings - HKD                              6,700       102,285          68,000     1,028,904            1,800        27,479
HSBC Holdings -(pound)                          43,400       656,683          10,500       160,297           12,200       184,597
Hubco, Incorporated                             12,000       265,500          20,400       451,350            3,800        84,075
Istituto Nazionale delle Assicurazioni            ----          ----            ----          ----           16,800        22,268
Industrial Bank of Japan                        15,000       454,722          21,000       636,610            5,000       151,574
Lloyds TSB Group, PLC                           64,896       334,105         103,293       531,784           18,117        93,271
Mitsubishi Bank                                  6,000       141,211           9,000       211,816            2,000        47,070
Mitsubishi Trust & Banking Corporation           5,000        83,293          11,000       183,245            1,000        16,659
Mitsui Trust & Banking Corporation              26,000       284,552          35,000       383,051            9,000        98,499
Nationsbank Corporation                            848        59,042           1,480       103,045              364        25,344
Overseas Union Bank                             27,000       186,108          49,000       337,752            9,000        62,036
Public Bank BHD                                 36,000        68,890          50,000        95,681           10,000        19,136
Royal Bank of Scotland Group                    21,949       199,753          34,321       312,348            6,102        55,533
Sakura Bank*                                    43,000       545,569          65,000       824,697           12,000       152,252
Schwiez Bankverein                                 475       193,953             770       314,408              170        69,415
Sparebanken NOR                                  8,000       206,504          12,600       325,240            2,500        64,532
Standard Chartered                                ----          ----            ----          ----              106           898
Standard Federal Bancorporation                 17,300       681,188          42,500     1,673,437            6,900       271,688
The Sumitomo Bank, Ltd.                         23,000       487,845          27,000       572,688            5,000       106,053


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------------------------------------------------------------------------------

                                                   AGGRESSIVE                     MODERATE                      CONSERVATIVE
                                             -----------------------       -----------------------        -----------------------
                                               Shares        Value           Shares        Value            Shares        Value
                                             ----------   ----------       ----------    ---------        ----------    ---------

BANKING - CONTINUED
Sumitomo Trust & Banking                         8,000   $   113,123          19,000   $   268,668            4,000    $   56,562
The Tokai Bank, Ltd.                            18,000       251,041          28,000       390,508            5,000        69,734
Unidanmark                                       4,300       212,967           6,950       344,214            1,175        58,195
United Overseas Bank                            37,800       363,436          56,600       544,192           11,200       107,685
Westpac Banking Corporation                     78,900       349,520         123,600       547,537           21,800        96,572
Zions Bancorp                                    7,100       569,775          15,500     1,243,875            3,800       304,950
                                                         -----------                   -----------                     ----------
                                                          14,721,476                    25,985,461                      4,959,352

BROADCASTING:                                                  1.00%                         0.63%                          0.36%
Canal Plus                                       1,400       262,446           2,525       473,341              475        89,044
Capital Cities/ABC, Incorporated                   400        49,350             700        86,362              200        24,675
Peoples Choice TV Corporation*                   7,000       133,000          20,100       381,900            2,100        39,900
TV 4 AB                                         11,800       204,377          18,500       320,421            3,600        62,352
TV Francaise                                     5,150       520,574           6,350       641,873            1,100       111,190
Viacom, Incorporated, Class A*                    ----          ----            ----          ----              272        12,478
Viacom, Incorporated, Class B*                  20,800       985,400          46,200     2,188,725           97,600       462,380
                                                         -----------                   -----------                     ----------
                                                           2,155,147                     4,092,622                        802,019

BUILDING CONSTRUCTION:                                         0.32%                         0.21%                          0.13%
American Buildings Company*                        800        18,000            ----          ----              200         4,500
Fluor Corporation                                5,600       369,600          14,800       976,800            3,400       224,400
Harsco Corporation                               5,200       302,250           3,900       226,688            1,200        69,750
Kaneshita Construction                            ----          ----          11,000       148,087             ----          ----
                                                         -----------                   -----------                     ----------
                                                             689,850                     1,351,575                        298,650

BUSINESS SERVICES:                                             1.19%                         0.84%                          0.43%
ADVO, Incorporated                                ----          ----           3,800        98,800              800        20,800
America On-Line, Incorporated*                   5,500       206,250          11,600       435,000            3,000       112,500
Catalina Marketing Corporation*                  3,900       244,729           8,400       527,100            1,900       119,225
EA Engineer Science and Technology,
  Incorporated*                                  6,200        25,575          15,400        63,525            2,300         9,488
Eaux (Cie Generale)                              1,150       114,812           1,720       171,719              420        41,931
Flightsafety International, Incorporated         4,400       221,100           8,100       407,025              800        40,200
Medaphis Corporation*                            1,600        59,200           3,900       144,300              600        22,200
Microage, Incorporated*                          9,600        78,000          24,400       198,250            5,500        44,688
North West Water                                17,300       165,504          27,000       258,301            4,800        45,920
Ogden Corporation                                2,000        42,750           1,600        34,200              500        10,687
Omnicom Group                                    5,200       193,700          21,800       812,050            2,200        81,950
PHH Corporation                                   ----          ----             600        28,050             ----          ----
Prosegur Compania                                4,200       104,221           6,500       161,294             ----          ----
Securitas AB                                     2,000        94,884           7,000       332,093            1,300        61,674
Serv-Tech, Incorporated*                         6,200        36,425           6,700        39,362             ----          ----
SunGuard Data Systems*                          19,100       544,350          34,900       994,650            7,800       222,300
Syratech Corporation*                            3,500        70,438           7,600       152,950             ----          ----
TETRA Technologies, Incorporated*                7,250       164,938          16,000       364,000            3,625        82,469
Tracor, Incorporated*                            2,700        39,150            ----          ----             ----          ----
TRC Companies, Incorporated*                     4,400        28,600          10,600        68,900            2,500        16,250
Yorkshire Water                                 12,600       115,648          19,700       180,815            3,500        32,125
                                                         -----------                   -----------                     ----------
                                                           2,550,274                     5,472,384                        964,407



    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                   AGGRESSIVE                     MODERATE                     CONSERVATIVE
                                             -----------------------       -----------------------       ------------------------
                                              Shares        Value           Shares         Value           Shares        Value
                                             ---------    ----------       ---------    ----------       ----------    ----------
CHEMICALS:                                                     1.72%                         1.10%                          0.59%
Akzo Nobel NV                                    2,500    $  289,151           4,450    $  514,688              700    $   80,962
Ciba-Geigy AG                                      225       197,984             360       316,775             ----          ----
Cytec Industries, Incorporated*                  1,200        74,850           1,900       118,513              600        37,425
E.I.Du Pont De Nemours & Company                16,200     1,131,975          33,700     2,354,788            7,200       503,100
W.R. Grace & Company                             1,600        94,600           3,200       189,200              700        41,387
Great Lakes Chemical Corporation                 1,800       129,600           2,500       180,000              300        21,600
Martek Biosciences Corporation*                  2,700        68,175          14,700       371,175            1,600        40,400
Metacorp BHD                                    11,000        28,586          17,000        44,178            8,000        20,790
Metallgesellschaft*                              6,800       148,846          14,600       319,582            3,000        65,667
Nippon Shokubai Company                         30,000       293,462          50,000       489,104            9,000        88,039
Olin Corporation                                  ----          ----             800        59,400              200        14,850
Om Group, Incorporated                           2,200        72,875           2,900        96,063             ----          ----
Riken Vinyl Industry Company                    29,000       266,828          46,000       423,245            8,000        73,608
Sekisui Chemical                                16,000       235,545          25,000       368,039            3,000        44,165
Shin Etsu Chemical Company                      12,000       248,717          22,000       455,981            4,000        82,906
Special Devices, Incorporated*                   2,100        27,300            ----          ----             ----          ----
Union Carbide Corporation                       10,400       390,000          22,500       843,750            5,500       206,250
                                                           ---------                    ----------                      ---------
                                                           3,698,494                     7,144,481                      1,321,149

COMPUTERS & BUSINESS EQUIPMENT:                                2.35%                         1.61%                          1.03%
Bay Networks, Incorporated*                      1,650        67,856            ----          ----             ----          ----
3Com Corporation                                  ----          ----           4,800       223,800            1,100        51,288
Cisco Systems, Incorporated*                    11,600       865,650          21,500     1,604,437            4,500       335,813
Compaq Computer Corporation*                    26,400     1,267,200          60,400     2,899,200           11,700       561,600
Digital Equipment Corporation*                   5,600       359,100           6,300       403,988            2,500       160,313
Fujitsu                                          8,000        89,104          13,000       144,794            2,000        22,276
Hewlett-Packard Company                          4,300       360,125           8,600       720,250            2,000       167,500
Hutchinson Technology, Incorporated*             1,100        46,475            ----          ----             ----          ----
International Business Machines Corporation     18,900     1,734,075          41,500     3,807,625            9,500       871,625
International Imaging Materials*                 4,500       113,625           9,700       244,925            2,500        63,125
Natural Microsystems Corporation*                5,200       158,600          12,300       375,150            2,200        67,100
Tech Data Corporation*                            ----          ----            ----          ----            1,000        15,000
                                                           ---------                    ----------                      ---------
                                                           5,061,810                    10,424,169                      2,315,640

CONGLOMERATES:                                                 1.14%                         0.66%                          0.34%
AlliedSignal, Incorporated                       3,200       152,000          13,000       617,500            2,800       133,000
Berjaya Sports                                  33,000        76,663          83,000       192,818           10,000        23,231
BIC                                              4,700       477,966           6,975       709,322            1,225       124,576
BTR PLC                                         55,200       281,187          86,300       439,609           15,200        77,428
Corporacion Financiera Alba                      2,500       153,957           3,650       224,777              600        36,950
First Pacific Company                          119,089       132,449         189,734       211,020           20,185        22,449
Hutchison Whampoa                               71,000       432,473         106,000       645,664           19,000       115,732
Jardine Matheson*                               16,000       118,563          31,600       234,156            6,600        48,912
Nokia OY AB, Series A                            6,100       239,826          15,350       607,026            1,600        62,905
Nokia OY AB, Series K                            6,350       251,115           4,250       167,092            1,850        73,160
Tomkins                                         32,200       140,772          50,300       219,901            8,900        38,909
                                                           ---------                    ----------                      ---------
                                                           2,456,971                     4,268,885                        757,252




    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                   AGGRESSIVE                     MODERATE                     CONSERVATIVE
                                            ------------------------       ------------------------      -------------------------
                                              Shares        Value           Shares         Value           Shares        Value
                                            ----------    ----------       ---------     ---------       ----------    ----------
CONSTRUCTION MATERIALS:                                        0.65%                         0.42%                          0.23%
BPB Industries                                  26,600    $  123,519          41,700     $ 193,637            7,400    $   34,362
Lafarge Corporation                             15,900       298,125          24,100       451,875            4,000        75,000
Medusa Corporation                               6,100       161,650          16,150       427,975            3,800       100,700
RMC Group                                        4,400        67,719           6,900       106,195            1,200        18,469
Tostem Corporation                              10,000       332,203          16,000       531,525            3,000        99,661
Vulcan Materials Company                         7,000       403,375          17,700     1,019,962            3,100       178,638
                                                          ----------                    ----------                        -------
                                                           1,386,591                     2,731,169                        506,830

CONSTRUCTION & MINING EQUIPMENT:                               0.50%                         0.36%                          0.25%
Caterpillar, Incorporated                       11,900       699,125          25,500     1,498,125            5,900       346,625
Harnischfeger Industries, Incorporated          10,791       358,801          24,534       815,756            6,691       222,476
Japan Foundation Engineer                          700        13,763            ----                           ----          ----
                                                          ----------                    ----------                     ----------
                                                                                              ----
                                                           1,071,689                     2,313,881                        569,101

COSMETICS & TOILETRIES:                                        0.35%                         0.28%                          0.17%
Alberto-Culver Company, Class A                 10,900       332,450          26,000       793,000            5,000       152,500
Avon Products, Incorporated                      2,200       165,825           7,600       572,850            1,600       120,600
CCA Industries, Incorporated*                   12,500        15,625          28,400        35,500            6,300         7,875
Guest Supply, Incorporated*                     10,500       237,562          19,050       431,006            4,500       101,813
                                                          ----------                    ----------                      ---------
                                                             751,462                     1,832,356                        382,788

DOMESTIC OIL:                                                  1.47%                         1.10%                           0.69
Amerada Hess Corporation                        14,500       768,500          33,900     1,796,700            6,200       328,600
Atlantic Richfield Company                       6,200       686,650          15,600     1,727,700            3,200       354,400
Exxon Corporation                                8,700       697,087          16,100     1,290,013            2,800       224,350
Kerr-McGee Corporation                           1,400        88,900            ----          ----              900        57,150
Mobil Corporation                                  500        56,000             400        44,800              100        11,200
Unocal Corporation                              29,400       856,275          77,700     2,263,012           19,300       562,113
                                                          ----------                    ----------                     ----------
                                                           3,153,412                     7,122,225                      1,537,813

DRUGS & HEALTH CARE:                                           5.75%                         3.78%                          2.24%
Allergan, Incorporated                           1,100        35,750           2,200        71,500              500        16,250
American Home Products Corporation               2,900       281,300           5,300       514,100            1,400       135,800
Amgen, Incorporated*                            16,200       961,875          38,400     2,280,000            8,200       486,875
Baxter International, Incorporated              22,800       954,750          45,300     1,896,938           11,100       464,812
Biogen, Incorporated                               500        30,750             900        55,350             ----          ----
Bristol-Myers Squibb Company                    19,000     1,631,625          29,500     2,533,313            6,300       541,012
Columbia/HCA-Healthcare Corporation             15,900       806,925          39,200     1,989,400            8,000       406,000
Cor Therapeutics, Incorporated*                  8,100        67,837          15,600       130,650            4,300        36,012
Gehe AG                                            750       381,666           1,187       604,050              187        95,162
Genentech, Incorporated*                         6,500       344,500          17,900       948,700            3,900       206,700
Glaxo Wellcome PLC, ADR                         21,400       304,100          33,445       475,263            6,077        86,356
Health Management Association, Class A*            750        19,594           1,600        41,800              550        14,369
Integrated Health Services, Incorporated         2,700        67,500           3,700        92,500            1,300        32,500
Johnson & Johnson                               10,500       899,063          22,000     1,883,750            4,700       402,437
Merck & Company, Incorporated                   30,000     1,972,500          57,900     3,806,925           11,600       762,700
Pfizer, Incorporated                             5,100       321,300          11,000       693,000            2,400       151,200
Pharmacia & Upjohn, Incorporated*               10,320       399,900          22,600       875,750            4,455       172,631
Protein Design Laboratories, Incorporated*       7,900       182,687          15,700       363,063            3,200        74,000
Sankyo Company                                   7,000       157,288          11,000       247,167            2,000        44,939
Schering AG                                      4,650       308,044           7,650       506,783            1,300        86,120
Schering-Plough Corporation                      6,100       333,975          12,700       695,325            2,700       147,825


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                   AGGRESSIVE                     MODERATE                     CONSERVATIVE
                                            ------------------------      ------------------------      -------------------------
                                              Shares        Value           Shares        Value            Shares        Value
                                            ----------   -----------      ----------   -----------      -----------   -----------
DRUGS & HEALTH CARE - CONTINUED
SmithKline Beecham                              24,000   $   264,637          38,100   $   420,112            6,700    $   73,878
SmithKline Beecham PLC, ADR                        600        33,300           4,000       222,000             ----          ----
SmithKline BCH/BEC                              29,400       320,528          45,900       500,416            8,100        88,309
Spacelabs, Incorporated*                         2,800        80,500           6,100       175,375            1,900        54,625
St. Jude Medical, Incorporated                   1,950        83,850          15,200       653,600             ----          ----
Takeda Chemical Industries                      18,000       296,368          28,000       461,017            5,000        82,324
Thermedics, Incorporated*                        8,100       224,775          15,300       424,575            3,900       108,225
Universal Health Services, Incorporated*         4,300       190,813           7,900       350,562            3,400       150,875
Yamanouchi Pharmaceutical                       19,000       408,523          29,000       623,535            5,000       107,506
                                                         -----------                   -----------                     ----------
                                                          12,366,223                    24,536,519                      5,029,442

ELECTRICAL EQUIPMENT:                                          1.76%                         1.18%                          0.68%
Alliance Semiconductor Corporation*               ----          ----           1,200        13,950             ----          ----
Austria Mikro Systeme International AG             360        58,402             672       109,016              156        25,307
Boston Scientific Corporation*                   2,600       127,400           5,200       254,800            1,600        78,400
CAI Wireless Systems, Incorporated*             14,025       134,991          32,670       314,449            7,095        68,289
Exide Corporation                                7,700       353,237          13,800       633,075            1,900        87,162
General Electric Company                        20,000     1,440,000          51,100     3,679,200           10,700       770,400
Hitachi                                         28,000       282,034          44,000       443,196            8,000        80,581
Mitsubishi Electric Company                     26,000       187,099          43,000       309,433            5,000        35,981
NEC Corporation                                 12,000       146,441          19,000       231,864            4,000        48,814
NTT Data Communications System                       8       268,862              11       369,685                2        67,215
Omron Corporation                               11,000       253,559          17,000       391,864           20,000        46,102
Sanmina Corporation*                             4,300       223,063           8,200       425,375            2,100       108,937
Sumitomo Electric Industries                    23,000       276,223          30,000       360,291            7,000        84,069
Thermo Voltek Corporation*                       1,900        28,975           9,700       147,925            1,500        22,875
                                                         -----------                   -----------                     ----------
                                                           3,780,286                     7,684,123                      1,524,132

ELECTRIC UTILITIES:                                            1.02%                         0.65%                          0.36%
Eastern Utilities Associates                    10,500       248,063          21,800       515,025            4,700       111,037
Entergy Corporation                             10,100       295,425          22,700       663,975            4,700       137,475
Hong Kong Electric Holdings, Ltd.               58,000       190,145          85,000       278,661           15,500        50,815
Kansai Electric Power                             ----          ----           9,000       217,918           20,000        48,426
Nipsco Industries, Incorporated                  7,600       290,700          16,100       615,825            3,500       133,875
Pinnacle West Capital Corporation                9,800       281,750          21,200       609,500            4,500       129,375
Scottish Power                                  38,800       222,954          60,500       347,647            7,800        44,821
Tohoku Electric Power, Incorporated              5,500       132,639            ----          ----             ----          ----
Tokyo Electric Power, Incorporated              10,100       269,985          20,700       553,337            2,900        77,521
VEBA AG                                          6,150       261,091           9,750       413,925            2,000        84,908
                                                         -----------                   -----------                     ----------
                                                           2,192,752                     4,215,813                        818,253

ELECTRONICS:                                                   2.05%                         1.36%                          0.77%
Adaptec, Incorporated*                           5,700       233,700           5,200       213,200             ----          ----
Adflex Solutions, Incorporated*                  2,100        56,175           4,800       128,400            2,200        58,850
AMP, Incorporated                                3,000       115,125           8,000       307,000            3,000       115,125
Analog Devices, Incorporated*                   10,300       364,363          26,700       944,512            2,000        70,750
DSC Communications Corporation*                  8,000       295,000          17,000       626,875            3,700       136,438
L.M. Ericsson Telephone Company,
  Class B, ADR                                  18,300       356,850          32,500       633,750            8,400       163,800
Fanuc                                            5,400       233,782          10,900       471,893            2,000        86,586
Glenayre Technologies, Incorporated*             8,400       522,900          10,300       641,175            4,100       255,225
Harris Corporation                               1,200        65,550           3,400       185,725             ----          ----



    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                   AGGRESSIVE                      MODERATE                    CONSERVATIVE
                                            ------------------------       -----------------------       ------------------------
                                              Shares        Value           Shares        Value            Shares         Value
                                            ----------    ----------       ---------   -----------       ----------    ----------
ELECTRONICS - CONTINUED
Intel Corporation                               13,200    $  749,100          27,600   $ 1,566,300            5,900    $  334,825
Kyocera Corporation                              1,000        74,286            ----          ----             ----          ----
Liberty Technologies, Incorporated*               ----          ----          17,500        87,500            3,900        19,500
Linear Technology Corporation                     ----          ----          17,500       686,875             ----          ----
Maxim Integrated Products, Incorporated*         2,200        84,700           4,700       180,950            1,000        38,500
Motorola, Incorporated                           5,300       302,100          11,000       627,000            2,400       136,800
Murata Manufacting Company, Ltd                   ----          ----           3,000       110,412            1,000        36,804
National Grid Group*                            23,500        72,628          36,800       113,732            6,500        20,089
National Semiconductor Corporation*              2,000        44,500           4,100        91,225            1,000        22,250
Raytheon Company                                 3,400       160,650          10,200       481,950             ----          ----
Richey Electronics, Incorporated*                4,000        52,000           2,900        37,700            1,100        14,300
Rohm Company                                     3,000       169,395           5,000       282,324            1,000        56,465
Scientific-Atlanta, Incorporated                 7,700       115,500           2,600        39,000              600         9,000
Sequa Corporation, Class A*                      2,200        67,100            ----          ----            1,300        39,650
SGS Thomson Microelectronics NV                  2,800       107,208           5,100       195,273              900        34,460
SGS Thomson Microelectronics NV FRF              1,000        40,250            ----          ----            1,000        40,250
Unitrode Corporation*                            3,300        93,225           4,500       127,125            1,100        31,075
Xilinx, Incorporated*                            1,100        33,550           2,300        70,150              500        15,250
                                                          ----------                   -----------                     ----------
                                                           4,409,637                     8,850,046                      1,735,992

FINANCIAL SERVICES:                                            4.06%                         2.61%                          1.62%
Acom Company                                     5,700       238,489           8,000       334,722            1,400        58,576
Allstate Corporation                            37,842     1,556,252          73,544     3,024,497           15,762       648,212
American Express Company                        20,400       844,050          43,400     1,795,675            8,800       364,100
Astoria Financial Corporation*                   7,200       328,500          16,500       752,813            4,200       191,625
Beneficial Corporation                           5,500       256,438           5,300       247,113              900        41,962
BHC Financial, Incorporated                      2,900        52,200           8,600       154,800            1,000        18,000
Daiwa Securities                                23,000       351,961          36,000       550,896            6,000        91,816
Equitable Companies, Incorporated                 ----          ----            ----          ----            1,000        24,000
Federal Home Loan Mortgage Corporation          11,800       985,300          26,400     2,204,400            5,500       459,250
Federal National Mortgage Association           17,000     2,110,125          35,800     4,443,675            8,000       993,000
Fleet Financial Group, Incorporated             10,398       423,719          21,545       877,959            5,060       206,189
Internationale Nederlanden Groep NV              2,967       198,198           6,169       412,112              828        55,314
Japan Associated Finance Company*                2,000       211,138           3,000       316,707            1,000       105,569
Jefferies Group, Incorporated                    2,400       113,400           4,300       203,175            1,100        51,975
Legg Mason, Incorporated                        10,700       294,250          16,200       445,500            3,000        82,500
Long Island Bancorp, Incorporated                3,000        79,125             500        13,187              300         7,912
Nikko Securities                                21,000       270,508          29,000       373,559            4,000        51,525
Security Services                                1,900        26,380           3,000        41,652              500         6,942
Tab Corporation Holdings, Ltd.                  29,200        82,474          23,100        65,245            8,100        22,879
Travelers Group, Incorporated                    4,933       310,162          10,733       674,837            2,233       140,400
                                                          ----------                   -----------                     ----------
                                                           8,732,669                    16,932,524                      3,621,746

FOOD & BEVERAGES:                                              3.89%                         2.48%                          1.63%
Anheuser-Busch Companies, Incorporated             900        60,187            ----          ----            1,300        86,938
Archer-Daniels-Midland Company                   4,017        72,306          18,230       328,140            3,882        69,876
Bass                                            19,100       213,129          30,000       334,757            5,300        59,140
Cadbury Schweppes PLC                           21,090       174,086          32,943       271,923            8,418        69,487
The Coca Cola Company                            5,800       430,650          10,800       801,900            2,700       200,475
Dean Foods Company                              10,800       297,000          20,300       558,250            4,700       129,250
Dekalb Genetics Corporation, Class B             6,300       284,287          12,700       573,087            2,500       112,813
Dole Food Company, Incorporated                  7,500       262,500          12,800       448,000            2,900       101,500
General Mills, Incorporated                      2,400       138,600            ----          ----             ----          ----



    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                   AGGRESSIVE                      MODERATE                     CONSERVATIVE
                                             -----------------------       ------------------------       -----------------------
                                              Shares        Value           Shares          Value            Shares       Value
                                             ---------    ----------       ---------    -----------       ----------   ----------
FOOD & BEVERAGES - CONTINUED
Goodmark Foods, Incorporated                     4,600    $   81,650          10,800    $   191,700            2,600   $   46,150
Kellogg Company                                 10,400       803,400          20,700      1,599,075            4,600      355,350
Nabisco Holdings Corporation, Class A            5,800       189,225           6,000        195,750            6,100      199,013
Nestle SA                                          192       212,390             340        376,108               61       67,478
Nippon Meat Packer                              10,000       145,278          15,000        217,918            3,000       43,584
PepsiCo, Incorporated                           43,600     2,436,150          91,300      5,101,387           19,600    1,095,150
Pioneer Hi Bred International, Incorporated      3,700       205,812           6,800        378,250            1,600       89,000
Ralcorp Holdings, Incorporated*                 15,266       370,200          34,100        826,925            7,800      189,150
Ralston Purina Company                          16,500     1,029,188          36,600      2,282,925            7,200      449,100
Southcorp Holdings, Ltd.                        98,300       228,690         154,500        359,436           28,000       65,140
Tabacalera SA                                    7,550       286,315          10,800        409,563            2,350       89,118
Tate & Lyle                                     20,700       151,738          32,400        237,503            5,700       41,783
Tyson Foods, Incorporated, Class A              11,300       295,212          22,000        574,750            3,300       86,212
                                                          ----------                    -----------                    ----------
                                                           8,367,993                     16,067,347                     3,645,707

FOREST PRODUCTS:                                               0.08%                          0.04%                         0.03%
Georgia-Pacific Corporation                      1,400        96,075           3,100        212,738              700       48,037
Weyerhaeuser Company                             1,200        51,900            ----           ----             ----         ----
Wickes Lumber Company*                           4,600        23,000           7,300         36,500            1,800        9,000
                                                          ----------                    -----------                    ----------
                                                             170,975                        249,238                        57,037

GAS & PIPELINE UTILITIES:                                      0.91%                          0.65%                         0.38%
Eastern Enterprises                              4,300       151,575          15,900        560,475            2,900      102,225
Enron Corporation                               16,700       636,687          35,200      1,342,000            8,000      305,000
MCN Corporation                                  8,800       204,600          16,000        372,000            4,600      106,950
Pacific Enterprises                             13,800       389,850          34,700        980,275            5,900      166,675
Piedmont National Gas, Incorporated              7,900       183,675          14,200        330,150            3,200       74,400
Questar Corporation                              4,100       137,350           9,300        311,550            1,700       56,950
UGI Corporation                                 11,800       244,850          16,700        346,525            2,400       49,800
                                                          ----------                    -----------                    ----------
                                                           1,948,587                      4,242,975                       862,000

GOLD:                                                          0.56%                          0.47%                         0.23%
Barrick Gold Corporation                        21,500       567,062          54,300      1,432,163            7,800      205,725
Newmont Mining Corporation                      14,000       633,500          36,300      1,642,575            6,700      303,175
                                                          ----------                    -----------                    ----------
                                                           1,200,562                      3,074,738                       508,900

HOMEBUILDERS:                                                  0.20%                          0.13%                         0.09%
Beazer Homes USA, Incorporated*                  3,500        72,187            ----           ----            ----          ----
Castle & Cooke, Incorporated *                   2,500        41,875           4,267         71,467             967        16,192
Lennar Corporation                               3,700        92,963          10,100        253,762           2,600        65,325
Pulte Corporation                                6,700       225,287          14,500        487,562           3,800       127,775
                                                          ----------                    -----------                    ----------
                                                             432,312                        812,791                       209,292

HOTELS & RESTAURANTS:                                          0.56%                          0.31%                         0.21%
La Quinta Inns, Incorporated                     4,950       135,506           9,900        271,013           2,850        78,019
Marriot International, Incorporated              8,400       321,300          19,100        730,575           2,600        99,450
McDonald's Corporation                           6,800       306,850          15,700        708,462           3,900       175,987
Mirage Resorts, Incorporated*                    1,400        48,300           3,100        106,950             700        24,150
Promus Hotel Corporation*                         ----          ----           1,550         34,487             350         7,788
Quick Restaurants                                2,200       205,946           1,900        177,863             500        46,806
Yoshinoya D&C Company, Ltd.                         11       191,768            ----           ----               2        34,867
                                                          ----------                    -----------                    ----------
                                                           1,209,670                      2,029,350                       467,067


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                    AGGRESSIVE                     MODERATE                     CONSERVATIVE
                                              ----------------------       ------------------------      ------------------------
                                               Shares        Value           Shares         Value           Shares        Value
                                              --------    ----------       ----------    ----------      ----------    ----------
HOUSEHOLD APPLIANCES FURNISHING:                               0.87%                          0.47%                         0.24%
Fedders USA, Incorporated                       10,000    $   57,500          23,800     $  136,850            ----          ----
Industrie Natuzzi SPA, ADR                       2,600       117,975           5,300        240,487             500    $   22,687
Matsushita Electronic Industries                31,000       504,407          51,000        829,831          10,000       162,712
Philips Electronics                             13,900       502,399          21,100        762,635           4,400       159,033
Sony Corporation                                 8,100       485,608          12,700        761,385           2,200       131,893
Thorn EMI PLC                                    8,900       209,611          14,000        329,725           2,500        58,879
                                                          ----------                     ----------                    ----------
                                                           1,877,500                      3,060,913                       535,204

HOUSEHOLD PRODUCTS:                                            0.34%                          0.20%                         0.11%
Procter & Gamble Company                         2,900       240,700           2,700        224,100             500        41,500
Stanhome, Incorporated                           2,500        72,812           7,100        206,787           2,600        75,725
Unilever NV                                      2,000       281,049           4,550        639,387             700        98,367
Wickes                                          67,700       130,374         106,000        204,131          18,700        36,012
                                                          ----------                     ----------                    ----------
                                                             724,935                      1,274,405                       251,604

INDUSTRIAL MACHINERY:                                          1.27%                          0.82%                         0.50%
AES Corporation*                                44,500     1,062,437          91,900      2,194,112          19,600       467,950
Autoliv AB                                       1,500        87,655           2,700        157,778             500        29,218
Bearings, Incorporated                            ----          ----            ----           ----             150         4,387
Bekaert SA                                         200       164,798             300        247,197              50        41,199
Goulds Pumps, Incorporated                       6,500       162,500          13,700        342,500           3,600        90,000
Ingersoll Rand Company                           6,000       210,750          13,400        470,675           3,100       108,887
Mannesmann AG                                      800       254,695           1,350        429,798             200        63,674
Memtec, Ltd., ADR*                               4,000        66,500           3,400         56,525           1,400        23,275
Nacco Industries, Incorporated                   3,200       177,600           8,600        477,300           1,600        88,800
NGK Spark Plug Company                          11,000       138,499          18,000        226,634           6,000        37,772
Park Ohio Industries, Incorporated               3,600        58,050           5,600         90,300           1,000        16,125
T & N PLC                                       52,600       132,337          82,400        207,312          14,500        36,481
Tan Chong Motor Holdings BHD                    74,000        73,135         108,000        106,737          22,000        21,743
Thermo Electron Corporation*                     2,550       132,600           4,650        241,800           1,300        67,600
TSI, Incorporated                                 ----          ----           7,200        100,800           1,200        16,800
                                                          ----------                     ----------                    ----------
                                                           2,721,556                      5,349,468                     1,113,911

INSURANCE:                                                     2.40%                          1.50%                         0.87%
Alexander & Alexander Services, Incorporated      ----          ----           7,100        134,900            ----          ----
AXA                                              5,500       370,635           8,600        579,538           1,500       101,082
Baloise Holdings                                    80       166,450             125        260,078              35        72,822
W.R. Berkley Corporation                         6,000       322,500          15,800        849,250           1,700        91,375
Chubb Corporation                                4,300       416,025           9,200        890,100           2,600       251,550
Cincinnati Financial Corporation                   855        55,789           1,825        119,081             420        27,405
Corporacion Mapfre                               3,700       207,115           5,650        316,270             950        53,178
Dai Tokyo Fire & Marine                         23,000       175,535          37,000        282,383           7,000        53,424
Equitable of Iowa Companies, Incorporated        2,500        80,313            ----           ----            ----           ---
Frontier Insurance Group, Incorporated           3,900       124,800          10,400        332,800           1,900        60,800
General Re Corporation                           1,900       294,500           4,500        697,500           1,500       232,500
Gryphon Holdings, Incorporated*                  3,300        63,525           7,100        136,675           1,500        28,875
Harleysville Group, Incorporated                 3,500       113,313           7,300        236,337           2,000        64,750
Horace Mann Educators Corporation                8,700       271,875          18,300        571,875           3,900       121,875
MBIA, Incorporated                               3,700       277,500           7,300        547,500           1,900       142,500
Mitsui Marine & Fire Insurance
  Company, Ltd.                                 18,000       128,310            ----           ----            ----          ----
Providian Corporation                            7,400       301,550          15,400        627,550           3,300       134,475
Prudential Corporation                          40,577       261,208          65,532        421,851          11,900        76,604



    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                    AGGRESSIVE                     MODERATE                    CONSERVATIVE
                                              -----------------------       -----------------------      ------------------------
                                               Shares        Value           Shares         Value           Shares        Value
                                              --------    ----------        --------     ----------      -----------   ----------
INSURANCE - CONTINUED
Royal Insurance                                 28,083    $  166,386          44,039     $  260,923           7,831    $   46,399
Schweiz Ruckversicherungs                          100       116,342             140        162,878            ----          ----
Selective Insurance Group, Incorporated          6,700       237,850          14,000        497,000           3,100       110,050
Skandia Foersaekrings AB                        12,600       340,633          19,700        532,577           3,100        83,807
Sumitomo Marine & Fire                          41,000       336,736          64,000        525,637           7,000        57,491
Tokio Marine & Fire                             11,000       143,826          19,000        248,426           3,000        39,225
Triad Guaranty, Incorporated*                    7,200       190,800          18,300        484,950           3,700        98,050
                                                          ----------                     ----------                    ----------
                                                           5,163,516                      9,716,079                     1,948,237

INTERNATIONAL OIL:                                             0.45%                          0.23%                         0.13%
British Petroleum                               61,500       513,376          96,100        802,201          17,000       141,909
British Petroleum Company PLC, ADR               4,500       459,563           6,800        694,450           1,400       142,975
                                                          ----------                     ----------                    ----------
                                                             972,939                      1,496,651                       284,884

INVESTMENT COMPANIES:                                          0.49%                          0.33%                         0.17%
Brierley Investment, Ltd.                       42,500        33,620          70,000         55,374          13,000        10,284
Inter-Regional Financial Group, Incorporated     5,400       136,350           8,100        204,525           1,950        49,238
McDonald Company Investments,

  Incorporated                                   2,400        43,200           5,400         97,200             800        14,400
Morgan Keegan, Incorporated                       ----          ----          17,050        215,256           1,800        22,725
Morgan Stanley Group, Incorporated                 600        48,375           2,700        217,687             600        48,375
Nomura Securities Company, Ltd.                 24,000       523,002          31,000        675,545           5,000       108,959
Piper Jaffray Companies, Incorporated           10,000       137,500          22,500        309,375           4,800        66,000
Waterhouse Investors Services, Incorporated      4,875       120,656          13,875        343,406           2,625        64,969
                                                          ----------                     ----------                    ----------
                                                           1,042,703                      2,118,368                       384,950

LEISURE TIME:                                                  0.57%                          0.33%                         0.18%
Children's Discovery Centers of America,
  Incorporated*                                  3,700        18,962           9,200         47,150           2,100        10,762
The Walt Disney Company                          7,300       430,700           9,800        578,200           2,600       153,400
Donnelly Corporation                              ----          ----           3,700         54,575             700        10,325
Genting BHD                                     20,000       166,949          24,000        200,339           5,000        41,737
Kuoni Reisen Holding, Series B                     220       352,839             340        545,297              75       120,286
Movie Gallery, Incorporated*                     2,800        85,400          10,200        311,100            ----          ----
Resorts World BHD                               13,000        69,615          37,000        198,134           6,000        32,130
Sodak Gaming, Incorporated*                      4,800        99,000           9,400        193,875           2,100        43,312
                                                          ----------                     ----------                    ----------
                                                           1,223,465                      2,128,670                       411,952

MINING:                                                        0.11%                          0.05%                         0.03%
Addington Resource, Incorporated*                8,600       125,775           9,200        134,550           1,900        27,788
Cookson Group                                   23,700       112,261          37,000        175,260           6,500        30,789
                                                          ----------                     ----------                    ----------
                                                             238,036                        309,810                        58,577

NEWSPAPERS:                                                    0.26%                          0.13%                         0.07%
Independent News                                53,444       330,345          83,737        517,584          14,795        91,448
The E.W. Scripps Company, Class A                5,700       224,437           8,500        334,687           1,600        63,000
                                                          ----------                        -------                    ----------
                                                             554,782                        852,271                       154,448

NON-FERROUS METALS:                                            0.26%                          0.14%                         0.07%
Imco Recycling, Incorporated                     7,100       173,950          10,200        249,900           2,000        49,000
IMI PLC                                         38,100       194,376          59,700        304,573          10,500        53,568
Inco, Ltd.                                        ----          ----             100          3,325            ----          ----
Sumitomo Sitix                                  10,000       182,082          18,000        327,748           3,000        54,625
                                                          ----------                     ----------                    ----------
                                                             550,408                        885,546                       157,193


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - continued
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                   AGGRESSIVE                     MODERATE                     CONSERVATIVE
                                            ------------------------       ------------------------      ------------------------
                                              Shares        Value           Shares         Value           Shares        Value
                                            -----------   ----------       ----------    ----------      -----------   ----------
OFFICE FURNISHINGS & SUPPLIES:                                 0.12%                          0.08%                         0.05%
Miller Herman, Incorporated                      8,300    $  249,000          17,300     $  519,000           3,700    $  111,000
                                                          ----------                     ----------                    ----------

PAPER:                                                         0.92%                          0.64%                         0.38%
Alco Standard Corporation                          900        41,063           1,900         86,688             400        18,250
Champion International Corporation               1,500        63,000           3,100        130,200             700        29,400
Fort Howard Corporation                           ----          ----           1,300         29,250            ----          ----
James River Corporation of Virginia              2,700        65,138           2,200         53,075            ----          ----
Kimberly Clark Corporation                      21,400     1,770,850          44,900      3,715,475           9,500       786,125
Mosinee Paper Corporation                         ----          ----           1,600         41,200            ----          ----
Wausau Paper Mills Company                       1,600        43,600            ----           ----            ----          ----
Westvaco Corporation                              ----          ----           2,350         65,213            ----          ----
Willamette Industries, Incorporated               ----          ----            ----           ----             400        22,500
                                                          ----------                     ----------                    ----------
                                                           1,983,651                      4,121,101                       856,275

PETROLEUM AND NATURAL GAS:                                     0.37%                          0.16%                         0.12%
Ampolex, Ltd.*                                  37,944        82,916          82,399        180,060          10,167        22,217
Anadarko Petroleum Corporation                   9,800       530,425           5,200        281,450           1,100        59,537
Burlington Resources, Incorporated               2,300        90,275           6,300        247,275           1,200        47,100
Chesapeake Energy Corporation*                   2,700        89,775           5,700        189,525           1,200        39,900
Newfield Exploration Company*                     ----          ----             600         16,200            ----          ----
Occidental Petroleum Corporation                  ----          ----           7,000        149,625           4,900       104,738
                                                          ----------                     ----------                    ----------
                                                             793,391                      1,064,135                       273,492

PETROLEUM SERVICES:                                            1.42%                          0.93%                         0.57%
Broken Hill Propriertary Company, Ltd.           8,140       114,955          13,991        197,584           2,266        32,001
Camco International, Incorporated                2,500        70,000           5,600        156,800           1,400        39,200
Halliburton Company                              7,800       394,875          17,900        906,187           4,400       222,750
Schlumberger, Ltd.                              21,900     1,516,575          45,300      3,137,025           9,800       678,650
Total SA B Shares                                3,528       238,079           5,840        394,143           1,050        70,865
Total SA, ADR                                    9,100       309,400          25,500        867,000           4,900       166,600
Western Atlas, Incorporated*                     7,000       353,500           7,900        398,950           1,500        75,750
                                                          ----------                     ----------                    ----------
                                                           2,997,384                      6,057,689                     1,285,816

PHOTOGRAPHY:                                                   0.45%                          0.22%                         0.12%
Canon, Incorporated                             14,000       253,559          22,000        398,450           4,000        72,446
Fuji Photo Film Company                         11,000       317,482          16,000        461,792           3,000        86,586
Konica Corporation                              54,000       391,206          81,000        586,809          15,000       108,668
                                                          ----------                     ----------                    ----------
                                                             962,247                      1,447,051                       267,700

POLLUTION CONTROL:                                             0.26%                          0.22%                         0.13%
Continental Waste Industries, Incorporated      20,167       234,438          24,000        279,000           4,333        50,375
Sanifill, Incorporated*                          2,500        83,437           4,500        150,187           1,400        46,725
TETRA Technologies, Incorporated*               14,300       248,463          33,100        575,113           8,100       140,737
United Waste Systems, Incorporated*               ----          ----          10,800        402,300           1,300        48,425
                                                          ----------                     ----------                    ----------
                                                             566,338                      1,406,600                       286,262

PUBLISHING:                                                    0.55%                          0.35%                         0.20%
Meredith Corporation                            13,700       573,687          28,600      1,197,625           5,600       234,500
Pulitzer Publishing Company                      3,125       149,219           7,125        340,219           1,750        83,562
Reuters Holdings                                26,400       241,696          41,400        379,023           7,300        66,833
Ver Ned Uitgevers                                1,650       226,519           2,650        363,803             500        68,642
                                                          ----------                     ----------                    ----------
                                                           1,191,121                      2,280,670                       453,537


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - continued
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                   AGGRESSIVE                     MODERATE                     CONSERVATIVE
                                            ------------------------       ------------------------      ------------------------
                                              Shares        Value           Shares         Value           Shares        Value
                                            -----------   ----------       ----------    ----------      -----------   ----------
RAILROADS & EQUIPMENT:                                         0.67%                          0.48%                         0.33%
Burlington Northern Santa Fe                     8,200    $  639,600          15,200     $1,185,600           3,800    $  296,400
CSX Corporation                                 17,600       803,000          39,600      1,806,750           9,800       447,125
Wisconsin Central Transportation Corporation      ----          ----           1,500         98,625            ----          ----
                                                          ----------                     ----------                    ----------
                                                           1,442,600                      3,090,975                       743,525

REAL ESTATE:                                                   0.36%                          0.18%                         0.09%
Cheung Kong Holdings                            24,000       146,188          41,000        249,738           8,000        48,729
Lion Land BHD                                   90,000        89,302          98,000         97,240          14,000        13,891
Mitsubishi Estate                               10,000       124,939          16,000        199,903           3,000        37,482
New World Development Company                   40,000       174,329          65,000        283,285           7,000        30,508
Sun Hung Kai Properties                         30,000       245,393          44,000        359,909           8,000        65,438
                                                          ----------                     ----------                    ----------
                                                             780,151                      1,190,075                       196,048

RETAIL GROCERY:                                                0.20%                          0.15%                         0.07%
Giant Foods, Incorporated, Class A               6,900       217,350          20,500        645,750           2,900        91,350
Tesco                                           46,749       215,630          73,086        337,110          12,916        59,575
                                                          ----------                     ----------                    ----------
                                                             432,980                        982,860                       150,925

RETAIL TRADE:                                                  2.54%                          1.66%                         0.83%
Amway Japan, Ltd.                                7,000       295,593          11,000        464,504           2,000        84,455
Argyll Group                                    32,800       173,195          51,300        270,881           9,100        48,051
Boots Company                                   21,900       198,287          34,200        309,654           6,000        54,325
Burton Group*                                   66,300       138,490         103,700        216,612          18,300        38,226
Chiyoda Company                                  8,000       185,956          12,500        290,557           2,200        51,138
Consolidated Stores Corporation*                 7,400       160,950          16,000        348,000           4,400        95,700
Cygne Designs, Incorporated                       ----          ----            ----           ----             900           844
D Ieteren Trading                                1,400       118,213           3,400        287,088             400        33,775
Federated Department Stores, Incorporated*       4,200       115,500            7,300       200,750             800        22,000
Friedmans, Incorporated*                         5,500       105,875          16,900        325,325           3,200        61,600
Haverty Furniture Companies, Incorporated        5,600        77,700            ----           ----            ----          ----
Home Depot, Incorporated                        15,300       732,487          26,300      1,259,113           4,200       201,075
Ito Yokado Company                               4,000       246,392           7,000        431,186           1,000        61,598
Karstadt AG                                        250       101,952            ----           ----              50        20,390
Leslie's Poolmart                                9,450       132,300          21,315        298,410           5,250        73,500
Lillian Vernon Corporation                       4,500        60,187          10,500        140,438           2,500        33,438
Lowes Companies, Incorporated                   15,900       532,650          32,700      1,095,450           8,300       278,050
Marks & Spencer                                 23,900       167,029          37,500        262,075           6,600        46,125
Marui Company                                   12,000       249,879          21,000        437,288           3,000        62,470
Mitsubishi Corporation                          13,000       159,903          33,000        405,908           4,000        49,201
Nine West Group, Incorporated*                  12,400       465,000          30,300      1,136,250           4,200       157,500
Old American Stores, Incorporated*               5,600        45,500          12,300         99,937           3,400        27,625
Sears Roebuck & Company                          7,500       292,500          34,800      1,357,200           4,200       163,800
Shimachu Company                                 6,000       192,349          10,000        320,581           2,000        64,116
Storehouse                                      21,500       111,524          33,600        174,288           5,900        30,604
Strawbridge & Clothier                           2,500        60,000           5,100        122,400           1,200        28,800
Takashimaya Company                             15,000       239,709          23,000        367,554           4,000        63,922
Younkers, Incorporated*                          3,700        93,887           5,500        139,563             500        12,688
                                                          ----------                     ----------                    ----------
                                                           5,453,007                     10,761,012                     1,865,016

SAVINGS AND LOAN:                                              0.09%                          0.10%                         0.07%
Commercial Federal Corporation*                  5,300       200,075          10,600        400,150           2,600        98,150
Peoples Heritage Financial Group                  ----          ----          12,200        277,550           2,100        47,775
                                                          ----------                     ----------                    ----------
                                                             200,075                        677,700                       145,925


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                   AGGRESSIVE                     MODERATE                     CONSERVATIVE
                                            -------------------------      ------------------------      -------------------------
                                               Shares        Value           Shares        Value           Shares         Value
                                            -----------   -----------      ----------   -----------      -----------   -----------
SHIPBUILDING:                                                   0.08%                         0.03%                          0.03%
Anangel American Shipholdings, Ltd., ADR         5,000    $   55,625           7,700   $    85,662            2,700    $   30,038
West Marine, Incorporated*                       3,500       109,375           3,200       100,000            1,000        31,250
                                                          ----------                   -----------                     ----------
                                                             165,000                       185,662                         61,288

SOFTWARE:                                                       1.21%                         0.74%                          0.53%
FTP Software, Incorporated*                        900        26,100           1,400        40,600            2,100        60,900
Mercury Interactive Corporation*                 8,100       147,825          13,500       246,375            3,100        56,575
Micro Focus Group, Incorporated, ADR*            4,300        36,012             ---           ---           10,400        87,100
Microsoft Corporation*                          16,000     1,404,000          32,600     2,860,650            7,100       623,025
Oracle Systems Corporation*                     20,000       847,500          39,700     1,682,288            8,650       366,544
Policy Management Systems Corporation*           3,100       147,637            ----                           ----
                                                          ----------                   -----------                     ----------
                                                           2,609,074                     4,829,913                      1,194,144

STEEL:                                                          0.49%                         0.27%                          0.13%
Huntco, Incorporated, Class A                    3,700        56,888           7,400       113,775              500         7,688
Kawasaki Steel Corporation                      68,000       237,094         115,000       400,969           20,000        69,734
Kobe Steel*                                     68,000       210,092         107,000       330,586           20,000        61,792
Kurimoto                                        13,000       132,203          24,000       244,068            4,000        40,678
Nippon Steel Corporation                        44,000       150,857          70,000       240,000           14,000        48,000
Sumitomo Metal Industry                         86,000       260,707         140,000       424,407           24,000        72,755
                                                          ----------                   -----------                     ----------
                                                           1,047,841                     1,753,805                        300,647

TELECOMMUNICATION SERVICES:                                     1.00%                         0.76%                          0.45%
Echostar Communications Corporation*             2,925        70,931           8,910       216,067             ----          ----
L.M. Ericsson Telephone Company                 11,440       223,986          16,280       318,749            2,640        51,689
Micom Communications*                             ----          ----           7,900        60,238            1,800        13,725
SBC Communications, Incorporated                30,300     1,742,250          67,800     3,898,500           14,200       816,500
Tele-Communications, Incorporated, Series A*     5,700       113,288          23,500       467,062            6,500       129,188
                                                          ----------                   -----------                     ----------
                                                           2,150,455                     4,960,616                      1,011,102

TELEPHONE:                                                      4.14%                         2.63%                          1.58%
AirTouch Communications, Incorporated*          39,200     1,107,400          67,100     1,895,575           16,100       454,825
Ameritech Corporation                           25,600     1,510,400          57,500     3,392,500           10,900       643,100
American Telephone & Telegraph
  Corporation                                   18,500     1,197,875          38,000     2,460,500            8,000       518,000
Bell Atlantic Corporation                        7,900       528,313          12,400       829,250            2,900       193,938
Bellsouth Corporation                           16,700       726,450          41,500     1,805,250            9,800       426,300
British Telecommunication                       32,500       178,172          50,900       279,045            9,000        49,340
DDI Corporation                                     30       232,445              40       309,927               10        77,482
Koninklijke PTT Nederland NV                     5,600       203,452            ----          ----             ----          ----
NYNEX Corporation                               36,100     1,949,400          75,700     4,087,800           16,200       874,800
Pacific Telesis Group                            1,700        57,163           4,100       137,862             ----          ----
STET                                           150,000       306,021         203,000       414,149           34,000        69,365
Tele Danmark AS, Series B                        2,875       156,889           5,000       272,850              725        39,563
Telecom Italia SPA                             133,000       162,636         217,500       265,965           38,000        46,467
Telecom Italia Mobile SPA                       91,000        95,691         137,500       144,589            1,800        18,928
Telefonica de Espana SA                         12,600       174,509          19,700       272,844            3,150        43,627
Telekom Malaysia                                 6,000        46,777          11,000        85,758            2,000        15,592
U.S. West, Incorporated                            500         9,500            ----          ----             ----          ----
VodaFone Group                                  68,519       245,811         107,234       384,703           18,945        67,965
                                                          ----------                   -----------                     ----------
                                                           8,888,904                    17,038,567                      3,539,292




    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                   AGGRESSIVE                    MODERATE                   CONSERVATIVE
                                            -------------------------    -------------------------    --------------------------
                                              Shares          Value         Shares         Value        Shares          Value
                                            -----------   ------------   ----------    -----------    ----------    ------------
TIRES AND RUBBER:                                                 0.19%                        0.10%                        0.05%
Bandag, Incorporated                               400    $     21,650           900   $    48,713          ----            ----
Bridgestone Corporation                         25,000         397,094        39,000        619,467         7,000    $   111,186
                                                          ------------                 ------------                  -----------
                                                               418,744                      668,180                      111,186

TOBACCO:                                                          1.43%                         0.99%                       0.60%
B.A.T. Industries PLC                           10,600          93,341        16,600         146,175         2,900        25,537
Philip Morris Companies, Incorporated           32,200       2,914,100        67,300       6,090,650        14,400     1,303,200
RJR Nabisco Holdings Corporation                 2,500          77,188         6,500         200,688           700        21,612
                                                          ------------                  ------------                 -----------
                                                             3,084,629                     6,437,513                   1,350,349

TRUCKING & FREIGHT:                                               0.42%                         0.23%                       0.13%
Bergesen DY AS                                  12,300         244,676        12,700         252,633         2,600        51,720
Fukuyama Transport                              19,000         178,499        30,000         281,840         5,000        46,973
J.B. Hunt Transport Services, Incorporated       5,400          90,450        20,000        335,000         2,100         35,175
ICB Shipping                                    24,000         206,033        30,800        264,410         4,500         38,631
Landstar Systems, Incorporated*                  5,200         139,100         7,900        211,325         2,500         66,875
New World Infrastructure, Ltd.*                     66             126           108            207            11             21
Pittston Services Group                           ----            ----         3,000         94,125         1,800         56,475
TNT Freightways Corporation                      2,000          40,250         3,000         60,375          ----           ----
                                                          ------------                 ------------                  -----------
                                                               899,134                    1,499,915                      295,870
TOTAL COMMON STOCK (COST:
 $120,484,430, $231,908,014 and
  $47,115,143, respectively)                              $143,835,680                 $278,934,020                  $56,816,385
                                                          ------------                 ------------                  -----------

PREFERRED STOCK:                                  0.28%                         0.24%                        0.01%
BANKING:                                                          0.02%                        0.01%                        0.01%
Creditanstalt Bank                                 800          41,117         1,340         68,871           230         11,821
                                                          ------------                 ------------                  -----------

BROADCASTING:                                                     0.11%                        0.11%
Cablevision Systems Corporation                  2,200         227,700         6,600        683,100          ----           ----
                                                          ------------                 ------------

FINANCIAL SERVICES:                                               0.00%                        0.00%
S D Warren Company                                 169           5,324           558         17,577          ----           ----
                                                          ------------                 ------------

TELECOMMUNICATION SERVICES:                                       0.15%                        0.12%
Panamsat Corporation*                              291         326,010           700        784,000          ----           ----
                                                          ------------                 ------------

TOTAL PREFERRED STOCK
 (COST: $564,068, $1,457,480
  and $12,712, respectively)                              $    600,151                 $  1,553,548                  $    11,821
                                                          ------------                 ------------                  -----------

WARRANTS:                                         0.00%                         0.00%                        0.00%
BUSINESS SERVICES:                                                0.00%                        0.00%                        0.00%
Protection One, Incorporated*                      960           5,280         3,200         17,600          ----           ----
                                                          ------------                 ------------

INDUSTRIAL MACHINERY:                                             0.00%                        0.00%
MVE Holding, Incorporated*                          80           1,200            80          1,200          ----           ----
                                                          ------------                 ------------

MISCELLANEOUS:                                                    0.00%                        0.00%
SDW Holdings Corporation*                          169             845           558          2,790          ----           ----
                                                          ------------                 ------------

TOTAL WARRANTS (COST:
 $1,726 and $4,352, respectively)                         $      7,325                 $     21,590
                                                          ------------                 ------------


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                     AGGRESSIVE                    MODERATE                    CONSERVATIVE
                                            ------------------------      -------------------------    ---------------------------
                                              Principal                     Principal                      Principal
                                               Amount       Value            Amount        Value           Amount         Value
                                            ----------   -----------      ----------   ------------     -----------    -----------
U.S GOVERNMENT AGENCY AND
MORTGAGE-BACKED OBLIGATIONS:                      6.15%                        16.35%                           7.04%
FEDERAL FARM CREDIT BANKS:                                      0.05%                          0.22%                           0.27%
6.20% due 09/23/02                          $  100,000    $  102,859      $  720,000    $   740,585       $  300,000    $   308,577
6.40% due 10/03/02                                ----          ----         230,000        237,190          100,000        103,126
6.56% due 08/05/02                                ----          ----         440,000        457,613          190,000        197,606
                                                          ----------                    -----------                     -----------
                                                             102,859                      1,435,388                         609,309

FEDERAL HOME LOAN BANKS:                                        0.11%                          0.21%                           0.24%
5.40% due 08/03/98                             230,000       228,533       1,400,000      1,391,068          540,000        536,555
                                                          ----------                    -----------                     -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION:                         0.08%                          1.58%                           2.52%
4.78% due 02/10/97                              60,000        59,644         360,000        357,862          140,000        139,168
6.50% due 07/01/06                                ----          ----            ----           ----           91,179         90,692
7.50% due 06/01/07                              55,431        56,152            ----           ----             ----           ----
8.00% due 04/01/23 - 08/01/24                     ----          ----       3,320,396      3,440,783        1,671,921      1,733,483
9.50% due 12/01/19 - 12/01/22                   44,539        47,716       5,978,812      6,432,177        3,418,177      3,679,071
                                                          ----------                    -----------                     -----------
                                                             163,512                     10,230,822                       5,642,414

FEDERAL NATIONAL MORTGAGE ASSOCIATION:                          3.32%                          8.14%                          10.34%
5.45% due 10/10/03                             165,000       161,365       1,110,000      1,085,547          560,000        547,663
6.00% TBA**                                    450,000       445,356       4,390,000      4,344,695        2,170,000      2,147,606
6.50% due 09/01/07 - 09/01/10                2,329,304     2,340,951       7,871,441      7,910,798        4,804,847      4,828,871
7.00% due 05/01/24 - 12/01/25                1,287,000     1,297,450      10,199,921     10,282,747        4,455,001      4,491,175
7.40% due 07/01/04                             130,000       142,939       1,060,000      1,165,502          470,000        516,779
7.50% due 11/01/06 - 08/01/25                  934,739       957,808      19,859,927     20,352,350        6,366,321      6,523,587
7.71% due 04/25/06 - REMIC                     442,223       460,741       3,046,426      3,173,995        1,228,397      1,279,837
8.00% due 12/01/19 - 12/01/25                  997,227     1,033,002       3,294,067      3,411,784        1,633,501      1,691,687
8.50% due 05/01/17 - 06/01/24                     ----          ----       1,054,968      1,107,801        1,102,888      1,154,618
8.75% due 08/01/09                             270,210       285,523            ----           ----             ----           ----
9.00% due 10/01/05                               2,795         2,943            ----                            ----
                                                          ----------                    -----------                     -----------
                                                           7,128,078                     52,835,219                      23,181,823
GOVERNMENT NATIONAL
  MORTGAGE ASSOCIATION:                                         1.57%                          3.85%                           4.07%
6.50% due 11/15/23 - 12/15/23                  794,210       787,753       5,158,557      5,116,618          899,563        892,250
7.50% due 10/15/22 - 10/15/23                1,514,615     1,559,979       5,215,569      5,371,840        2,545,939      2,622,673
8.50% due 06/15/16 - 12/15/21                  177,922       188,280       1,823,638      1,918,841          582,652        617,303
9.00% due 12/15/99 - 10/15/25                  451,685       478,896      10,549,870     11,191,591        4,716,311      5,003,461
9.50% due 07/15/17 - 09/15/21                  324,229       349,674       1,261,292      1,361,303             ----
                                                          ----------                    -----------                     -----------
                                                           3,364,582                     24,960,193                       9,135,687

RESOLUTION TRUST CORPORATION:                                   0.05%                          0.14%                           0.18%
6.90% due 02/25/27, Class C                    100,000        99,219         900,000        892,969          400,000        396,875
                                                          ----------                    -----------                     -----------

GUARANTEED:                                                     1.00%                          2.20%                           2.76%
Financing Corporations,
  8.60% due 09/26/19                            80,000       101,300         600,000        759,750          260,000        329,225
Financing Corporations,
  10.70% due 10/06/17                          110,000       165,103         930,000      1,395,874          400,000        600,376
Government Backed Trust,
  9.625% due 05/15/02                           40,000        44,498         240,000        266,988          100,000        111,245
Government Loan Trust,
  7.75% due 04/01/98                            36,912        37,794         229,859        235,357           88,923         91,051




    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                               AGGRESSIVE                      MODERATE                    CONSERVATIVE
                                         ------------------------      ---------------------------     -------------------------
                                          Principal                      Principal                       Principal
                                           Amount         Value            Amount          Value           Amount         Value
                                         ----------    ----------      -----------     -----------     -----------    -----------
GUARANTEED - CONTINUED
Government Loan Trust,
  8.50% due 04/01/06                    $  310,000    $   354,445     $ 1,810,000    $  2,069,500      $   720,000       $823,226
Government Trust Certificates,
  9.25% due 11/15/01                       296,000        328,826       1,973,000       2,191,806          945,000      1,049,800
Government Trust Certificates,
  9.40% due 05/15/02                       310,000        345,858       1,940,000       2,164,400          860,000        959,476
Guaranteed Export Trust,
  5.20% due 10/15/04                        28,000         27,421         254,400         249,138          112,800        110,467
Guaranteed Export Trust,
  5.23% due 05/15/05                        48,511         47,646         436,596         428,811          194,043        190,583
Guaranteed Export Trust,
  6.28% due 06/15/04                       110,000        111,917         930,000         946,210          410,000        417,146
Guaranteed Export Trust,
  6.61% due 09/15/99                        22,124         22,588         162,245         165,646           66,373         67,764
Guaranteed Export Trust,
  8.187% due 12/15/04                      424,106        460,210       2,629,458       2,853,301        1,102,676      1,196,546
Guaranteed Trade Trust,
  7.02% due 09/01/04                        72,000         74,515         423,000         437,778          171,000        176,974
Guaranteed Trade Trust,
  7.39% due 06/26/06                        17,500         19,451         122,500         136,158           52,500         58,353
                                                      -----------                    ------------                     -----------
                                                        2,141,572                      14,300,717                       6,182,232
TOTAL U.S. GOVERNMENT AND
MORTGAGE-BACKED OBLIGATIONS
 (Cost: $12,700,749, $98,990,064 and
  $44,247,186, respectively)                          $13,228,355                    $106,046,376                     $45,684,895
                                                      -----------                    ------------                     -----------

U.S. TREASURY OBLIGATIONS:                    4.40%                         12.78%                           24.77%
U.S. TREASURY BONDS:                                         2.96%                           8.66%                          11.28%
8.125% due 08/15/19                        480,000        603,523       4,430,000       5,570,016        3,010,000      3,784,593
8.75% due 05/15/20                         340,000        455,386       4,300,000       5,759,291        1,330,000      1,781,362
8.875% due 02/15/19                      1,660,000      2,237,630      10,200,000      13,749,294        4,540,000      6,119,784
9.00% due 11/15/18                         930,000      1,266,688       6,490,000       8,839,575        2,870,000      3,909,026
11.75% due 02/15/10                        540,000        770,008       4,630,000       6,602,102        2,140,000      3,051,512
12.00% due 08/15/13                        640,000        986,099       7,850,000      12,095,123        2,770,000      4,267,961
12.75% due 11/15/10                           ----           ----            ----            ----        1,040,000      1,584,045
13.875% due 05/15/11                        30,000         48,830       2,210,000       3,597,128          490,000        797,553
                                                      -----------                    ------------                     -----------
                                                        6,368,164                      56,212,529                      25,295,836

U.S. TREASURY NOTES:                                         1.44%                           4.12%                          13.49%
5.875% due 11/15/05                         30,000         30,675         230,000         235,175          100,000        102,250
6.25% due 08/31/96 ****                  2,300,000      2,313,294      16,500,000      16,595,370       25,000,000     25,144,500
6.25% due 02/15/03                         280,000        292,118       2,000,000       2,086,560          460,000        479,910
7.75% due 12/31/99                            ----           ----       1,110,000       1,204,527          480,000        520,877
8.50% due 05/15/97                         270,000        281,559       1,200,000       1,251,372           90,000         93,853
9.125% due 05/15/99                         64,000         71,420         707,000         788,969          345,000        384,999
9.25% due 01/15/96                            ----           ----       1,000,000       1,001,410        2,000,000      2,002,820
9.25% due 08/15/98                         100,000        109,687       3,230,000       3,542,890        1,390,000      1,524,649
                                                      -----------                    ------------                     -----------
                                                        3,098,753                      26,706,273                      30,253,858
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost: $8,814,336, $76,829,594 and
  $52,615,596, respectively)                           $9,466,917                     $82,918,802                     $55,549,694
                                                      -----------                    ------------                     -----------

    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                   AGGRESSIVE                      MODERATE                    CONSERVATIVE
                                             ------------------------      ------------------------      ------------------------
                                              Principal                     Principal                     Principal
                                               Amount       Value            Amount        Value           Amount         Value
                                             ----------   -----------      ----------   -----------      -----------   ----------
CORPORATE BONDS:                                  9.31%                        13.61%                          8.49%
AEROSPACE:                                                      0.26%                         0.21%                          0.00%
Alliant Techsystems, Incorporated,
  11.75% due 03/01/03                         $300,000    $  330,750      $  760,000    $  837,900             ----          ----
Rohr, Incorporated, 11.625% due 05/15/03       100,000       107,250         100,000       107,250             ----          ----
Tracor, Incorporated,
  10.875% due 08/15/01                         120,000       124,200         380,000       393,300             ----          ----
                                                          ----------                    ----------
                                                             562,200                     1,338,450

APPAREL & ACCESSORY STORE:                                      0.05%                         0.06%                          0.00%
Mothers Work, Incorporated,
  12.625% due 08/01/05                         120,000       117,900         380,000       373,350             ----          ----
                                                          ----------                    ----------

BUSINESS SERVICES:                                              0.37%                         0.62%                          0.46%
Bell & Howell Holdings Company, Series B,
  Step up to 11.50% due 03/01/05               430,000       283,800       1,420,000       937,200             ----          ----
Comdisco, Incorporated,
  6.50% due 06/15/00                           200,000       203,590       1,700,000     1,730,515         $750,000    $  763,462
Comdisco, Incorporated,
  7.25% due 04/15/98                            60,000        61,781         540,000       556,027          270,000       278,014
Protection One Alarm, Incorporated,
  Step up to 13.625% due 06/30/05              300,000       235,500       1,000,000       785,000             ----
                                                          ----------                    ----------                     ----------
                                                             784,671                     4,008,742                      1,041,476

CHEMICAL PRODUCTS:                                              0.67%                         0.85%                          0.38%
Methanex Corporation,
  8.875% due 11/15/01                          240,000       266,002       1,780,000     1,972,845          760,000       842,338
NL Industries, Incorporated,
  Step up to 13.00% due 10/15/05               130,000        99,775         400,000       307,000             ----          ----
NL Industries, Incorporated,
  11.75% due 10/15/03                          220,000       234,850         740,000       789,950             ----          ----
Revlon Consumer Products Corporation,
  10.50% due 02/15/03                          460,000       469,200       1,540,000     1,570,800             ----          ----
Revlon Worldwide Corporation,
  zero coupon due 03/15/98                     490,000       363,825       1,210,000       898,425             ----          ----
                                                          ----------                    ----------                     ----------
                                                           1,433,652                     5,539,020                        842,338

CONSTRUCTION AND BUILDING MATERIALS:                            0.86%                         1.00%                          0.18%
Building Material Corporation of America,
  Series B, Step up to 11.75% due 07/01/04     470,000       324,300       1,190,000       821,100             ----          ----
Crown Packaging Holdings,
  Step up to 12.25% due 11/01/03               490,000       218,050       1,510,000       671,950             ----          ----
G-I Holdings, Incorporated,
  zero coupon due 10/01/98                     405,000       313,875       1,165,000       902,875             ----          ----
Georgia-Pacific Corporation,
  9.85% due 06/15/97                           110,000       115,974         890,000       938,336          380,000       400,638
Greystone Homes, Incorporated,
  10.75% due 03/01/04                          230,000       212,750         770,000       712,250             ----          ----
Harvard Industries, Incorporated,
  11.125% due 08/01/05                         470,000       470,000       1,530,000     1,530,000             ----          ----
Stratosphere Corporation,
  14.25% due 05/15/02                          180,000       203,625         820,000       927,625             ----          ----
                                                          ----------                    ----------                     ----------
                                                           1,858,574                     6,504,136                        400,638


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                   AGGRESSIVE                      MODERATE                    CONSERVATIVE
                                             -----------------------      -------------------------     -------------------------
                                              Principal                     Principal                     Principal
                                               Amount       Value            Amount        Value           Amount        Value
                                             ----------   ----------      -----------   -----------     -----------   -----------
ELECTRICAL EQUIPMENT:                                          0.20%                         0.18%                          0.00%
Dictaphone Corporation,
  11.75% due 08/01/05                         $110,000    $  108,900      $  330,000    $  326,700             ----          ----
S C International Services, Incorporated,
  13.00% due 10/01/05                          300,000       310,500         800,000       832,000             ----          ----
                                                          ----------                    ----------
                                                             419,400                     1,158,700

ELECTRIC UTILITIES:                                            0.56%                         1.05%                          1.20%
Berg Electrics, Incorporated,
  11.375% due 05/01/03                         230,000       258,750         770,000       866,250             ----          ----
Gulf States Utilities Company,
  9.72% due 07/01/98                           300,000       312,879       1,583,000     1,650,958         $652,000    $  679,990
Long Island Lighting Company,
  7.30% due 07/15/99                           155,000       156,358       1,170,000     1,180,249          625,000       630,475
Long Island Lighting Company,
  8.75% due 05/01/96                           300,000       303,687       1,900,000     1,923,351          800,000       809,832
Public Service Company of New Hampshire,
  8.875% due 05/15/96                          170,000       171,858       1,150,000     1,162,569          560,000       566,121
                                                          ----------                    ----------                     ----------
                                                           1,203,532                     6,783,377                      2,686,418

ELECTRONICS:                                                   0.12%                         0.12%                          0.00%
Ivac Corporation, 9.25% due 12/01/02           250,000       258,750         750,000       776,250             ----          ----
                                                          ----------                    ----------                     ----------

ENERGY:                                                        0.64%                         0.93%                          0.61%
Chesapeake Energy Corporation,
  10.50% due 06/01/02                          240,000       252,600         760,000       799,900             ----          ----
Clark USA, Incorporated,
  10.875% due 12/01/05                         100,000       105,000         310,000       325,500             ----          ----
Enron Corporation, 10.00% due 06/01/98          60,000        65,625         300,000       328,128          150,000       164,064
Enron Corporation, 8.50% due 02/01/00           40,000        41,116         290,000       298,091          130,000       133,627
Occidental Petroleum Corporation,
  5.85% due 11/09/98                            50,000        50,123         300,000       300,738          130,000       130,320
Occidental Petroleum Corporation,
  5.93% due 11/09/98                            60,000        60,272         470,000       472,129          210,000       210,951
Plains Resources, Incorporated,
  12.00% due 10/01/99                           10,000        10,375          20,000        20,750             ----          ----
Southwest Gas Corporation,
  9.75% due 06/15/02                            40,000        46,996         290,000       340,724          130,000       152,738
Tenneco, Incorporated,
  10.00% due 08/01/98                          150,000       164,895       1,210,000     1,330,153          530,000       582,630
Transtexas Gas Corporation,
  11.50% due 06/15/02                          230,000       237,475         770,000       795,025             ----          ----
Transamerican Refining Corporation,
  zero coupon due 02/15/02                     380,000       239,400       1,180,000       743,400             ----          ----
Vintage Petroleum, Incorporated,
  9.00% due 12/15/05                           100,000       100,750         250,000       251,875             ----
                                                          ----------                    ----------                     ----------
                                                           1,374,627                     6,006,413                      1,374,330

FINANCE & BANKING:                                             1.20%                         2.93%                          3.63%
Beal Financial Corporation,
  12.75% due 08/15/00                          120,000       121,200         380,000       383,800             ----          ----
Citicorp Bank Corporation,
  6.062% due 01/30/97                          140,000       139,699         950,000       947,957          510,000       508,903
Citicorp Bank Corporation,
  8.80% due 02/01/00                            80,000        82,588         580,000       598,763          240,000       247,764



    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                   AGGRESSIVE                      MODERATE                    CONSERVATIVE
                                             -----------------------      ------------------------     -------------------------
                                              Principal                     Principal                     Principal
                                               Amount       Value            Amount        Value           Amount        Value
                                             ----------   ----------      -----------   ----------     -------------   ----------
FINANCE & BANKING - CONTINUED
Federal Agricultural Mortgage Corporation,
  7.04% due 08/10/05                          $100,000    $  107,391      $  700,000   $   751,737       $  300,000    $  322,173
First Fidelity Bancorporation,
  9.625% due 08/15/99                           30,000        33,709         160,000       179,784           70,000        78,655
First Tennessee National Corporation,
  6.75% due 11/15/05                            40,000        40,818         350,000       357,161          150,000       153,069
First USA Bank, 5.75% due 01/15/99             180,000       179,473       1,240,000     1,236,367          660,000       658,066
Firstar Corporation, 7.15% due 09/01/00        100,000       102,918         820,000       843,928          360,000       370,505
Fleet Financial Group, Incorporated,
  7.625% due 12/01/99                           20,000        21,118         150,000       158,383           60,000        63,353
General Motors Acceptance Corporation,
  8.375% due 01/19/99                          230,000       246,790       1,730,000     1,856,290        1,000,000     1,073,000
Household Finance Corporation,
  7.625% due 12/15/96                          280,000       284,903       1,340,000     1,363,463          780,000       793,658
Manufacturers Hanover Corporation,
  8.50% due 02/15/99                           320,000       344,627       2,220,000     2,390,851          210,000       226,162
Private Export Funding Corporation,
  5.80% due 02/01/04                            20,000        20,100         120,000       120,598           50,000        50,249
Private Export Funding Corporation,
  6.90% due 01/31/03                            20,000        21,330         120,000       127,978           50,000        53,324
Private Export Funding Corporation,
  8.75% due 06/30/03                           180,000       211,397       1,280,000     1,503,270          540,000       634,192
Private Export Funding Corporation,
  9.50% due 03/31/99                            50,000        55,917         400,000       447,336          170,000       190,118
Provident Bank,
  6.125% due 12/15/00                          130,000       130,628       1,000,000     1,004,829          440,000       442,125
Secured Finance, 9.05% due 12/15/04            180,000       212,447       2,500,000     2,950,650        1,300,000     1,534,338
Shawmut National Corporation,
  8.625% due 12/15/99                          110,000       120,343         840,000       918,985          360,000       393,851
Union Planters Corporation,
  6.75% due 11/01/05                           100,000       101,752         850,000       864,892          350,000       356,132
                                                          ----------                   -----------                     ----------
                                                           2,579,148                    19,007,022                      8,149,637

FOOD PRODUCTS:                                                  0.33%                         0.55%                          0.18%
Chiquita Brands International,
  Incorporated, 11.50% due 06/01/01            110,000       113,850         390,000       403,650             ----          ----
Quaker Oats Company,
  7.30% due 08/29/05                            40,000        42,634         300,000       319,755          130,000       138,560
Foodmaker, Incorporated,
  9.25% due 03/01/99                           130,000       124,800       1,370,000     1,315,200             ----          ----
RJR Nabisco, Incorporated,
  6.25% due 01/31/97                           110,000       108,780         680,000       672,459          270,000       267,006
Specialty Foods Corporation, Series B,
  11.125% due 10/01/02                         240,000       232,800         760,000       737,200             ----          ----
Specialty Foods Corporation, Series B,
  11.25% due 08/15/03                          100,000        90,000         100,000        90,000             ----          ----
                                                          ----------                   -----------                     ----------
                                                             712,864                     3,538,264                        405,566

INDUSTRIALS:                                                    0.96%                         0.98%                          0.00%
Harris Chemical North America,
  Incorporated, step up to 10.25%
   due 07/15/01                                320,000       304,000       1,070,000     1,016,500             ----          ----



    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                  AGGRESSIVE                      MODERATE                    CONSERVATIVE
                                            ------------------------      -------------------------     -------------------------
                                             Principal                     Principal                     Principal
                                               Amount       Value            Amount        Value           Amount        Value
                                            -----------  -----------      -----------   -----------     -----------   -----------
INDUSTRIALS - CONTINUED
International Wire Group, Incorporated,
  11.75% due 06/01/05                         $230,000    $  219,650      $  770,000    $  735,350             ----          ----
MVE, Incorporated, 12.50% due 02/15/02          80,000        79,200          80,000        79,200             ----          ----
Pioneer Americans Acquisition
  Corporation, 13.625% due 04/01/05            490,000       514,500       1,510,000     1,585,500             ----          ----
RBX Corporation, 11.25% due 10/15/05           250,000       247,500         750,000       742,500             ----          ----
S D Warren Company,
  12.00% due 12/15/04                          350,000       385,875       1,150,000     1,267,875             ----          ----
Williamhouse-Regency, Incorporated,
  13.00% due 11/15/05                          150,000       155,625         440,000       456,500             ----          ----
UCAR Global Enterprises, Incorporated,
  12.00% due 01/15/05                           65,000        75,075         200,000       231,000             ----          ----
Venture Holdings Trust,
  9.75% due 04/01/04                           110,000        91,850         290,000       242,150             ----          ----
                                                          ----------                    ----------
                                                           2,073,275                     6,356,575

INSURANCE:                                                      0.52%                         1.21%                          1.33%
American Financial Corporation,
  9.75% due 04/20/04                           350,000       357,000       1,150,000     1,173,000             ----          ----
Metropolitan Life Insurance Company,
  6.30% due 11/03/03                           320,000       316,019       2,660,000     2,626,910       $1,025,000    $1,012,249
Nationwide Life Insurance Company,
  6.50% due 02/15/04                           350,000       348,999       3,410,000     3,400,247        1,630,000     1,625,338
New York Life Insurance Company,
  6.40% due 12/15/03                            90,000        90,772         650,000       655,577          340,000       342,917
                                                          ----------                    ----------                     ----------
                                                           1,112,790                     7,855,734                      2,980,504

MEDIA & LEISURE:                                                0.44%                         0.38%                          0.00%
Casino America, Incorporated,
  11.50% due 11/15/01                           20,000        18,500          40,000        37,000             ----          ----
Grand Casino, Incorporated,
  10.125% due 12/01/03                         230,000       241,212         700,000       734,125             ----          ----
HMH Properties, Incorporated, Series B,
  9.50% due 05/15/05                           230,000       235,175         770,000       787,325             ----          ----
Marvel Parent Holdings, Incorporated,
  zero coupon due 04/15/98                     160,000       114,000         480,000       342,000             ----          ----
Players International, Incorporated,
  10.875% due 04/15/05                         240,000       225,600         470,000       441,800             ----          ----
President Riverboat Casinos,
  Incorporated, 13.00% due 09/15/01            140,000       117,600         180,000       151,200             ----          ----
                                                          ----------                    ----------
                                                             952,087                     2,493,450

METAL PRODUCTS:                                                 0.17%                         0.13%                          0.00%
Howmet Corporation,
  10.00% due 12/01/03                           20,000        21,100          50,000        52,750             ----          ----
Republic Engineered Steels, Incorporated,
  9.875% due 12/15/01                          300,000       270,000         680,000       612,000             ----          ----
Wyman Gordon Company,
  10.75% due 03/15/03                           70,000        73,850         200,000       211,000             ----          ----
                                                          ----------                    ----------
                                                             364,950                       875,750


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                    AGGRESSIVE                    MODERATE                    CONSERVATIVE
                                             ------------------------    -------------------------     ---------------------------
                                              Principal                   Principal                     Principal
                                               Amount       Value          Amount        Value           Amount           Value
                                             ----------   -----------    -----------   -----------     -----------     -----------
MISCELLANEOUS:                                                  0.31%                         0.28%                          0.00%
Mohegan Tribal Gaming Authority,
  13.50% due 11/15/02                         $400,000      $434,000      $1,100,000    $1,193,500             ----          ----
HMC Acquisition Properties, Incorporated,
  9.00% due 12/15/07                           220,000       222,200         600,000       606,000             ----          ----
                                                            --------                    ----------
                                                             656,200                     1,799,500

NON-BANK FINANCE:                                               0.02%                         0.20%                          0.25%
Ford Capital BV, 9.00% due 08/15/98               ----          ----         920,000       992,910         $400,000      $431,700
Ford Capital BV, 9.375% due 01/01/98            40,000        42,838         300,000       321,288          130,000       139,225
                                                            --------                    ----------                       --------
                                                              42,838                     1,314,198                        570,925

PAPER PRODUCTS:                                                 0.18%                         0.15%                          0.00%
Stone Container Corporation,
  10.75% due 04/01/02                           40,000        39,200         120,000       117,600             ----          ----
Stone Container Corporation,
  10.75% due 10/01/02                           60,000        61,950         140,000       144,550             ----          ----
Stone Container Corporation,
  11.00% due 08/15/99                          140,000       138,600         460,000       455,400             ----          ----
Stone Container Corporation,
  11.50% due 09/01/99                          100,000       100,500         200,000       201,000             ----          ----
Stone Container Corporation,
  11.50% due 10/01/04                           40,000        39,800          80,000        79,600             ----          ----
                                                            --------                    ----------                       --------
                                                             380,050                       998,150

PRINTING, PUBLISHING:                                           0.22%                         0.36%                          0.27%
News America Holdings, Incorporated,
  8.625% due 02/01/03                           80,000        89,878       1,030,000     1,157,184          530,000       595,444
Sullivan Graphics, Incorporated,
  12.75% due 08/01/05                          370,000       377,400       1,130,000     1,152,600             ----          ----
                                                            --------                    ----------
                                                             467,278                     2,309,784                        595,444

RETAIL AND WHOLESALE:                                           0.26%                         0.25%                          0.00%
Alliance Entertainment Corporation,
  11.25% due 07/15/05                          360,000       361,800       1,140,000     1,145,700             ----          ----
Pathmark Stores, Incorporated,
  Step up to 10.75% due 11/01/03*              330,000       202,125         810,000       496,125             ----          ----
                                                            --------                    ----------
                                                             563,925                     1,641,825

TELEPHONE:                                                      0.12%                         0.28%                          0.00%
Paging Network, Incorporated,
  10.125% due 08/01/07                         230,000       248,975         770,000       833,525             ----          ----
USA Mobil Communication, Incorporated
  9.50% due 02/01/04                            10,000         9,900       1,020,000     1,009,800             ----          ----
                                                            --------                    ----------
                                                             258,875                     1,843,325

TELEVISION SERVICES:                                            0.30%                         0.35%                          0.00%
Echostar Communications Corporation,
  Step up to 12.875% due 06/01/04              650,000       422,500       1,980,000     1,287,000             ----          ----
People's Choice TV Corporation,
  Step up to 13.125% due 06/01/04              220,000       128,150       1,570,000       914,525             ----          ----
Telemundo Group, Incorporated,
  10.25% due 12/30/01                          100,000        99,500         100,000        99,500             ----          ----
                                                            --------                    ----------
                                                             650,150                     2,301,025

TEXTILE MILL PRODUCTS:                                          0.03%                         0.03%                          0.00%
Interface, Incorporated,
  9.50% due 11/15/05                            70,000        71,750         190,000       194,750             ----          ----
                                                            --------                    ----------



    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                       AGGRESSIVE                   MODERATE                   CONSERVATIVE
                                               -------------------------     -----------------------    ---------------------------
                                               Principal                     Principal                  Principal
                                                 Amount         Value          Amount        Value        Amount            Value
                                               ---------      ----------     ---------   -----------    ----------      -----------
TRANSPORTATION:                                                    0.29%                       0.25%                          0.00%
Transtar Holdings L.P.,
  Step up to 13.375% due 12/15/03              $  400,000    $   266,000    $1,100,000   $   731,500          ----             ----
U.S. Air, Incorporated,
  9.625% due 02/01/01                             190,000        165,300       490,000       426,300          ----             ----
U.S. Air, Incorporated,
  10.00% due 07/01/03                             210,000        182,700       555,000       482,850          ----             ----
                                                             -----------                 -----------
                                                                 614,000                   1,640,650

TRANSPORTATION EQUIPMENT:                                          0.23%                       0.25%                          0.00%
Aftermarket Technology Corporation,
  Series B, 12.00% due 08/01/04                   470,000        500,550     1,530,000     1,629,450          ----             ----
                                                             -----------                 -----------

TOTAL CORPORATE BONDS
(Cost: $19,651,016, $87,267,870
 and $18,901,978, respectively)                              $20,014,036                 $88,287,890                    $19,047,276
                                                             -----------                 -----------                    -----------

FIXED INCOME - OTHER:                               3.89%                        4.94%                       6.23%
MISCELLANEOUS ASSET BACKED SECURITIES:                             2.93%                       2.98%                          3.81%
Discover Card Master Trust, Series
  1993 2, Class A, 5.40% due 11/16/01           1,000,000        996,870          ----          ----          ----             ----
Discover Card Trust, Series 1992,
  Class B, 6.125% due 05/15/98                    260,000        259,917     1,515,000     1,514,515    $  600,000      $   599,808
Discover Card Trust, 1992 B B,
  7.50% due 06/16/00                              150,000        155,625     1,330,000     1,379,875       580,000          601,750
Ford Credit Auto Loan Master Trust,
  Series 92 2, 7.375% due 04/15/99                   ----           ----       650,000       664,826       775,000          792,678
Ford Credit Grantor Trust, 1995 B
 Certificates, Class A, 5.90% due 10/15/00           ----           ----     2,674,916     2,687,434     1,167,236        1,172,699
MBNA Master Card, Series 1992 1A,
  7.25% due 06/15/99                                 ----           ----          ----          ----       650,000          665,028
Premier Auto Trust, Series 933, Class A3,
  4.90% due 12/15/98                              227,162        225,813     1,436,468     1,427,935       574,587          571,174
Railcar Trust, 7.75% due 06/01/04                 171,538        184,850     1,663,918     1,793,043       898,859          968,613
Standard Credit Card Master Trust,
  5.50% due 09/07/98                              140,000        139,562       990,000       986,901       525,000          523,357
Standard Credit Card Master Trust,
  9.00% due 08/07/97                              210,000        214,003     1,270,000     1,294,206       520,000          529,911
Standard Credit Card Master Trust,
 Series 1991 3 Certificates, Class B,
  9.25% due 09/07/99                              380,000        411,586     2,260,000     2,447,851       920,000          996,470
Standard Credit Card Master Trust,
 Series 1992 1 Certificates, Class B,
  6.25% due 09/07/98                                 ----           ----     5,075,000     5,113,063     1,120,000        1,128,400
                                                             -----------                 -----------                    -----------
                                                               2,588,226                  19,309,649                      8,549,888

OTHER COLLATERIZED MORTGAGE OBLIGATIONS:                           0.96%                       1.96%                          2.42%
American Housing Trust, Series IV,
  9.552% due 09/25/20                             700,000        721,000     4,300,000     4,429,000     1,740,000        1,792,200
Green Tree Securitized Net, Series 1994 A
  Certificates, Series A, 6.90% due 02/15/04      140,696        141,291     1,025,072     1,029,404       535,985          538,251
Kearny Real Estate L.P.,Series 95-1,
  Class B, 6.60% due 10/15/02                     100,000        100,674       500,000       503,370       200,000          201,348



    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                       AGGRESSIVE                   MODERATE                   CONSERVATIVE
                                               -------------------------     -----------------------    ---------------------------
                                               Principal                     Principal                  Principal
                                                 Amount         Value          Amount       Value         Amount           Value
                                               ---------      ----------     ---------   -----------    ----------      -----------
OTHER COLLATERIZED MORTGAGE
  OBLIGATIONS - CONTINUED
Lennar Partners, L.P., Series 1994 1,
  Class C, 8.12% due 09/15/02                   $197,000      $  198,612    $1,100,000   $ 1,109,001    $  450,000      $   453,682
Meritor Mortgage Securities Corporation,
  9.40% due 06/01/99                              64,121          64,602       406,099       409,145       149,616          150,738
Nomura Asset Securities Corporation,
  Series 1994, 7.240% due 07/07/03               156,067         155,067     1,092,469     1,085,471       546,235          542,735
Overseas Private Investment Corporation,
  Series 1995, 6.08% due 08/15/04                100,000         101,278       830,000       840,607       360,000          364,601
Structured Asset Securities Corporation,
 Series 95 C4, Class A 1A, 6.90%
  due 06/25/26                                   100,000         100,550       690,000       693,792       300,000          301,649
Structured Asset Securities Corporation,
 Series 95 C1, Class D, 7.375%
  due 09/25/24                                   500,000         487,344     2,700,000     2,631,656     1,100,000        1,072,156
                                                              ----------                 -----------                    -----------
                                                               2,070,418                  12,731,446                      5,417,360
TOTAL FIXED INCOME - OTHER
 (Cost: $4,532,284, $34,687,639
  and $13,689,815, respectively)                              $4,658,644                 $32,041,095                    $13,967,248
                                                              ----------                 -----------                    -----------

FOREIGN BOND OBLIGATIONS:                          0.90%                         1.81%                       2.18%
FOREIGN CORPORATE BONDS:                                           0.26%                       0.40%                          0.25%
Acetex Corporation, 9.75% due 10/01/03            60,000          62,700       180,000       188,100          ----             ----
British Columbia Hydro & Power,
  12.50% due 01/15/14                             60,000          73,256       460,000       561,632       200,000          244,188
Korea Development Bank,
  9.29% due 03/13/98                              50,000          53,664       430,000       461,515       190,000          203,925
Korea Development Bank,
  9.48% due 04/02/01                              30,000          34,568       220,000       253,497        90,000          103,703
Repap New Brunswick, Incorporated,
  10.625% due 04/15/05                           350,000         343,000     1,150,000     1,127,000          ----             ----
                                                              ----------                 -----------                    -----------
                                                                 567,188                   2,591,744                        551,816

FOREIGN GOVERNMENT BONDS:                                          0.63%                       1.41%                          1.93%
Israel State, Class 1C,
  5.75% due 03/15/00                             130,000         131,094       780,000       786,566       300,000          302,525
Israel Export Trust, Series 1994-1
  Certificates, 6.88% due 01/26/03                61,765          63,926       494,118       511,412       211,765          219,176
Israel State, U.S. Government GTD Notes,
  Class 3A, 6.00% due 02/15/99                      ----            ----          ----          ----       570,000          573,745
Israel State, U.S. Government GTD Notes,
  Class 1D, 6.125% due 03/15/03                  100,000         101,443       600,000       608,658       250,000          253,608
Israel State, U.S. Government GTD Notes,
  Class 6B, 6.25% due 08/15/02                   290,000         298,999     2,240,000     2,309,507       960,000          989,789
Israel State, U.S. Government GTD Notes,
  7.125% due 08/15/99                            110,000         115,131       900,000       941,985       390,000          408,193
Israel State, U.S. Government GTD Notes,
  Class 5B, 8.00% due 11/15/01                   580,000         646,362     3,570,000     3,978,476     1,420,000        1,582,475
                                                              ----------                 -----------                    -----------
                                                               1,356,955                   9,136,604                      4,329,511
TOTAL FOREIGN BOND OBLIGATIONS
 (Cost: $1,852,334, $11,249,101 and
  $4,652,048, respectively)                                   $1,924,143                 $11,728,348                    $ 4,881,327
                                                              ----------                 -----------                    -----------


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 - CONTINUED
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------------------------------------------------------------------------------

                                                       AGGRESSIVE                   MODERATE                   CONSERVATIVE
                                               -------------------------     -----------------------    ---------------------------

                                                          Value                         Value                          Value
                                                      -------------                 -------------                  -------------
REPURCHASE AGREEMENTS: ***                                    8.15%                         7.28%                         12.62%
Repurchase Agreement with State Street
Bank & Trust Company dated 12/29/95 at
5.00%, to be repurchased at $17,529,733
on 01/02/96, collateralized by $15,575,000
U.S. Treasury Bonds, 7.25% due 05/15/16
(valued at $18,013,674 including interest)             $ 17,520,000
                                                       ------------

Repurchase Agreement with State Street
Bank & Trust Company dated 12/29/95 at
5.00%, to be repurchased at $47,267,245
on 01/02/96, collateralized by $41,995,000
U.S. Treasury Bonds, 7.25% due 05/15/16
(valued at $48,570,219 including interest)                                           $ 47,241,000
                                                                                     ------------

Repurchase Agreement with State Street
Bank & Trust Company dated 12/29/95 at
5.00%, to be repurchased at $28,304,716
on 01/02/96, collateralized by $25,150,000
U.S. Treasury Bonds, 7.25% due 05/15/16
(valued at $29,087,891 including interest)                                                                         $ 28,289,000
                                                                                                                   ------------

TOTAL INVESTMENTS (Aggressive,
 Moderate and Conservative Asset Allocation
 Trusts) (Cost: $186,120,943, $589,635,114
  and $209,523,478, respectively)                      $211,255,251                  $648,772,669                  $224,247,646
                                                       ------------                  ------------                  ------------


Key to Currency Abbreviations
AUD     -  Australian Dollar
BEF     -  Belgian Franc
CAD     -  Canadian Dollar
DKK     -  Danish Krone
FRF     -  French Franc
DEM     -  German Deustche Mark
(pound) -  Great British Pound
ITL     -  Italian Lira
(yen)   -  Japanese Yen
MYR     -  Malaysian Ringgit
NLG     -  Netherland Guilder
ESP     -  Spanish Peseta
SEK     -  Swedish Krone
CHF     -  Swiss Franc

Key to Security Abbreviations
ADR     -  American Depository Receipt
FRN     -  Floating Rate Note
GTD     -  Guaranteed
IO      -  Interest Only (Carries notional principal amount)
REMIC   -  Real Estate Mortgage Investment Conduit
TBA     -  To Be Announced
*       -  Non-Income producing
**      -  Purchased on a forward commitment (Note 2)
***     -  At December 31, 1995 a portion of this security was pledged to cover forward commitments purchased.
****    -  At December 31, 1995 a portion of this security was pledged to cover margin requirements for open futures contracts.


    The accompanying notes are an integral part of the financial statements.

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION OF THE TRUST. The NASL Series Trust (the "Trust") is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which means that it has several portfolios, each with a stated investment objective which it pursues through separate investment policies. The Trust currently offers the following fourteen portfolios: The Global Equity Trust ("Global Equity"), the Pasadena Growth Trust ("Pasadena Growth"), the Equity Trust ("Equity"), the Value Equity Trust ("Value Equity"), the Growth and Income Trust ("Growth and Income"), the International Growth and Income Trust ("International Growth and Income"), the Strategic Bond Trust ("Strategic Bond"), the Global Government Bond Trust ("Global Government Bond"), the Investment Quality Bond Trust ("Investment Quality Bond"), the U.S. Government Securities Trust ("U.S. Government Securities"), the Money Market Trust ("Money Market"), the Aggressive Asset Allocation Trust ("Aggressive Asset Allocation"), the Moderate Asset Allocation Trust ("Moderate Asset Allocation") and the Conservative Asset Allocation Trust ("Conservative Asset Allocation"). Each of the Trusts with the exception of Global Government Bond is diversified for purposes of the Investment Company Act of 1940.

Shares of the Trust are presently offered only to the NASL Variable Account, the NASL Group Variable Account and the NASL Variable Life Variable Account, separate accounts of North American Security Life Insurance Company ("Security Life") and to the FNAL Variable Account, a separate account of First North American Life Assurance Company ("First North American"), which are available for funding certain variable contracts issued by them. Security Life, a Delaware corporation, is a wholly-owned subsidiary of North American Life Assurance Company ("North American Life"), a mutual insurance company based in North York, Canada. First North American, a New York corporation, is a wholly-owned subsidiary of Security Life.

At December 31, 1995, Security Life owned seed money shares in Growth and
Income.

NASL Financial Services, Inc. ("NASL Financial"), a wholly-owned subsidiary of Security Life, serves as investment adviser for the Trust (Note 6). NASL Financial is also the principal underwriter of the variable contracts issued by Security Life and First North American.

NEW PORTFOLIO. On January 9, 1995, International Growth and Income commenced operations. The subadviser to this portfolio is J.P. Morgan Investment Management Inc. Deferred organization costs of $12,631 were incurred and are being amortized over five years.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements for its portfolios in conformity with generally accepted accounting principles ("GAAP").

SECURITY VALUATION. Securities held by Money Market and short term instruments with remaining maturities of 60 days or less held by the other portfolios of the Trust are valued on an amortized cost basis or at original cost plus accrued interest, both of which approximate current market value. All other securities held by the Trust are valued at the last sale price as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers making markets in the securities at the close of trading on the Exchange.

Trust securities for which there are no such quotations, principally debt securities, are valued on the basis of the valuation provided by a pricing service which utilizes both dealer-supplied and electronic data processing techniques. Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS. The accounting records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of securities, other assets and other liabilities at the current rate of exchange of such currencies against U.S. dollars;

      (ii) purchases and sales of securities, income and expenses at the rate of exchange quoted on the respective dates of such transactions.

Gains and losses that arise from changes in foreign exchange rates have been segregated from gains and losses that arise from changes in the market prices of investments. These gains and losses are included with gains and losses on foreign currency and forward foreign currency contracts in the Statements of Operations.

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------
SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS. All portfolios with the exception of Investment Quality Bond, U.S. Government Securities and Money Market may purchase and sell forward foreign currency contracts in order to hedge a specific transaction or portfolio position.

The net U.S. dollar value of foreign currency underlying all contractual commitments held at the end of the period and the resulting net unrealized appreciation (depreciation) and related net receivable or payable amount are determined using forward foreign currency exchange rates supplied by a quotation service. The Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

Net realized gains (losses) on foreign currency and forward foreign currency contracts shown in the Statements of Operations, include net gains or losses realized by a portfolio on contracts which have matured or which the portfolio has terminated by entering into an offsetting commitment with the same broker.

FUTURES. All portfolios other than Investment Quality Bond and Money Market may purchase and sell financial futures contracts and options on those contracts. The portfolios invest in contracts based on financial instruments such as U.S. Treasury bonds or notes or on securities indices such as the S&P 500 Index, in order to hedge against a decline in the value of securities owned by the portfolios.

When a portfolio sells a futures contract based on a financial instrument, the portfolio becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The portfolio realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase . The Trust could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Upon entering into futures contracts, the Trust is required to deposit with a broker an amount, initial margin, which represents 5% of the purchase price indicated in the futures contract.

Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker, and the portfolio realizes a gain or loss.

FORWARD COMMITMENTS. The portfolios of the Trust may purchase debt securities on a when issued or forward delivery basis, which means that the obligations will be delivered to the portfolios of the Trust at a future date, which may be a month or more after the date of commitment. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities underlying a forward commitment to purchase securities, and the subsequent fluctuations in their value, is taken into account when determining the Trust's net asset value starting on the day the Trust agrees to purchase the securities. At December 31, 1995 forward commitments in Strategic Bond, U.S. Government Securities, and Aggressive, Moderate and Conservative Asset Allocation were valued at $5,395,848, $43,696,735, $445,356, $4,344,695 and $2,147,606,
respectively.

MORTGAGE DOLLAR ROLLS. Strategic Bond and U.S. Government Securities may enter into mortgage dollar rolls in which they sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at the same price on an agreed upon date. The Trusts receive compensation as consideration for entering into the commitment to repurchase. The compensation is recorded as deferred income and amortized to income over the roll period. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Mortgage dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

ORGANIZATION COSTS. Costs incurred by a portfolio in connection with its organization, initial registration and public offering of shares are being amortized on a straight-line basis for Pasadena Growth, Value Equity, Growth and Income, International Growth and Income and Strategic Bond over a five-year period beginning with the commencement of operations of each portfolio.

FEDERAL INCOME TAXES. The Trust's policy is to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each portfolio of the Trust is treated as a separate taxpayer for federal income tax purposes.

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------
SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of Money Market is declared as a dividend to shareholders of record as of the close of business each day and is reinvested daily. During any particular year, net realized gains from investment transactions of each portfolio, in excess of available capital loss carryforwards of each portfolio would be taxable to such portfolio if not distributed. Therefore, each portfolio of the Trust intends to distribute all of its investment company taxable income and any net realized capital gains in order to avoid federal income tax. Each portfolio of the Trust is exempt from federal excise tax. Net investment income is reported in the accompanying statements under GAAP. The Trust's distributions are based on income amounts determined in accordance with federal income tax regulations. Overdistributions of net investment income as determined in accordance with GAAP have been presented in the financial statements as distributions in excess of net investment income. Net investment income and net realized gains differ for financial statement and tax purposes due to distributions in accordance with income tax regulations which may differ from GAAP: marking-to-market of certain financial instruments, the deferral of certain losses for tax purposes and the treatment of currency gains or losses. As a result, the character of distributions made during the year from net investment income may differ from its ultimate characterization for tax purposes.

EXPENSE ALLOCATION. Expenses not directly attributable to a particular portfolio are allocated based on the relative share of net assets of each portfolio for the time during which the expense was incurred.

REPURCHASE AGREEMENTS. Each portfolio of the Trust may enter into repurchase agreements. When a portfolio enters into a repurchase agreement through its custodian, it receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is 102% of the repurchase amount. Each portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount.

CAPITAL ACCOUNTS. The Trust reports the accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, each portfolio of the Trust may periodically make reclassifications among certain capital accounts without impacting the net asset value.

OTHER. Investment security transactions are accounted for on a trade date plus one basis. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. All original issue discounts are accreted for financial and tax reporting purposes. The Trust uses the First In, First Out method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities.

Actual results may differ from these estimates.

3. CAPITAL LOSS CARRYFORWARDS.  At December 31, 1995, capital loss carryforwards available to offset future realized gains were approximately:
                                                                    CAPITAL LOSS CARRYFORWARD
                                                                         EXPIRATION YEAR
                                       ------------------------------------------------------------------------------------------
         PORTFOLIO                              1999             2000            2001               2002               2003
         ---------                             -------          -----        ----------         ----------        -----------
Global Equity......................                 --             --                --                 --        $17,415,000
Pasadena Growth....................                 --             --        $1,981,000         $6,191,000          2,371,000
Strategic Bond.....................                 --             --                --          2,962,000            656,000
Global Government Bond.............                 --             --                --          7,553,000                 --
Investment Quality Bond............            $60,000             --                --          4,412,000                 --
U.S. Government Securities.........                 --             --                --          2,625,000                 --

4. CAPITAL SHARES.  Share activity for the Trust for the year ended December 31, 1995, was as follows:

                                                                                                                  ADDITIONAL
                                                          SHARES                      PAR VALUE                 PAID-IN CAPITAL
                                                    --------------------         --------------------         --------------------
GLOBAL EQUITY
Outstanding at December 31, 1994.................       39,140,838                      $391,408                  $577,113,212
  Sold...........................................        6,207,847                        62,079                    95,785,329
  Reinvestment of distributions..................        2,048,016                        20,480                    29,962,469
  Redeemed.......................................       (7,147,089)                      (71,471)                 (109,106,453)
                                                       -----------                      --------                  ------------
    Net increase.................................        1,108,774                        11,088                    16,641,345
                                                       -----------                      --------                  ------------
Outstanding at December 31, 1995.................       40,249,612                      $402,496                  $593,754,557
                                                       ===========                      ========                  ============

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------
SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

CAPITAL SHARES, CONTINUED
                                                                                                                  ADDITIONAL
                                                          SHARES                      PAR VALUE                 PAID-IN CAPITAL
                                                    --------------------         --------------------         --------------------
PASADENA GROWTH
Outstanding at December 31, 1994.................       16,757,839                      $167,578                  $157,798,853
  Sold...........................................       10,076,574                       100,766                   103,544,741
  Reinvestment of distributions..................           85,550                           856                       833,257
  Redeemed.......................................       (2,556,755)                      (25,567)                  (25,527,910)
                                                        ----------                      --------                  ------------
    Net increase.................................        7,605,369                        76,055                    78,850,088
                                                        ----------                      --------                  ------------
Outstanding at December 31, 1995.................       24,363,208                      $243,632                  $236,648,941
                                                        ==========                      ========                  ============
EQUITY
Outstanding at December 31, 1994.................       36,452,063                      $364,521                  $514,217,981
  Sold...........................................       15,461,830                       154,618                   287,151,438
  Reinvestment of distributions..................          261,859                         2,618                     4,090,234
  Redeemed.......................................       (4,613,712)                      (46,137)                  (83,341,209)
                                                        ----------                      --------                  ------------
    Net increase.................................       11,109,977                       111,099                   207,900,463
                                                        ----------                      --------                  ------------
Outstanding at December 31, 1995.................       47,562,040                      $475,620                  $722,118,444
                                                        ==========                      ========                  ============
VALUE EQUITY
Outstanding at December 31, 1994.................       19,575,533                      $195,755                  $217,879,647
  Sold...........................................       10,319,618                       103,196                   132,779,380
  Reinvestment of distributions..................          314,376                         3,144                     3,810,235
  Redeemed.......................................       (1,475,942)                      (14,759)                  (18,695,131)
                                                        ----------                      --------                  ------------
    Net increase.................................        9,158,052                        91,581                   117,894,484
                                                        ----------                      --------                  ------------
Outstanding at December 31, 1995.................       28,733,585                      $287,336                  $335,774,131
                                                        ==========                      ========                  ============
GROWTH AND INCOME
Outstanding at December 31, 1994.................       31,409,684                      $314,097                  $379,169,167
  Sold...........................................       10,336,698                       103,367                   154,483,408
  Reinvestment of distributions..................          945,795                         9,458                    12,853,356
  Redeemed.......................................       (1,799,079)                      (17,991)                  (26,014,630)
                                                        ----------                      --------                  ------------
    Net increase.................................        9,483,414                        94,834                   141,322,134
                                                        ----------                      --------                  ------------
Outstanding at December 31, 1995.................       40,893,098                      $408,931                  $520,491,301
                                                        ==========                      ========                  ============
INTERNATIONAL GROWTH AND INCOME
Outstanding at January 9, 1995 (commencement
of operations)...................................            -----                         -----                         -----
  Sold...........................................       12,066,223                      $120,662                  $122,853,036
  Reinvestment of distributions..................          179,396                         1,794                     1,872,895
  Redeemed.......................................       (3,783,494)                      (37,835)                  (38,622,070)
                                                        ----------                      --------                  ------------
    Net increase.................................        8,462,125                        84,621                    86,103,861
                                                        ----------                      --------                  ------------
Outstanding at December 31, 1995.................        8,462,125                      $ 84,621                  $ 86,103,861
                                                        ==========                      ========                  ============
STRATEGIC BOND
Outstanding at December 31, 1994.................        8,519,256                      $ 85,193                  $ 88,840,442
  Sold...........................................        3,611,326                        36,113                    37,537,011
  Reinvestment of distributions..................          431,080                         4,311                     4,121,123
  Redeemed.......................................       (1,663,147)                      (16,632)                  (16,875,286)
                                                        ----------                      --------                  ------------
    Net increase.................................        2,379,259                        23,792                    24,782,848
                                                        ----------                      --------                  ------------
Outstanding at December 31, 1995.................       10,898,515                      $108,985                  $113,623,290
                                                        ==========                      ========                  ============
GLOBAL GOVERNMENT BOND
Outstanding at December 31, 1994.................       16,716,312                      $167,163                  $217,539,724
  Sold...........................................        3,271,665                        32,716                    43,618,334
  Reinvestment of distributions..................          914,987                         9,150                    11,473,943
  Redeemed.......................................       (4,742,839)                      (47,428)                  (62,621,464)
                                                        ----------                      --------                  ------------
    Net decrease.................................         (556,187)                       (5,562)                   (7,529,187)
                                                        ----------                      --------                  ------------
Outstanding at December 31, 1995.................       16,160,125                      $161,601                  $210,010,541
                                                        ==========                      ========                  ============
INVESTMENT QUALITY BOND
Outstanding at December 31, 1994.................       10,123,550                      $101,235                  $114,181,920
  Sold...........................................        4,829,840                        48,298                    55,677,616
  Reinvestment of distributions..................          651,687                         6,517                     7,070,803
  Redeemed.......................................       (3,987,022)                      (39,870)                  (45,870,415)
                                                        ----------                      --------                  ------------
    Net increase.................................        1,494,505                        14,945                    16,878,004
                                                        ----------                      --------                  ------------
Outstanding at December 31, 1995.................       11,618,055                      $116,180                  $131,059,924
                                                        ==========                      ========                  ============

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------
SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

CAPITAL SHARES, CONTINUED
                                                                                                                  ADDITIONAL
                                                          SHARES                      PAR VALUE                 PAID-IN CAPITAL
                                                    --------------------         --------------------         --------------------
U.S. GOVERNMENT SECURITIES
Outstanding at December 31,1994..................       14,941,588                      $149,416                  $190,375,496
  Sold...........................................        5,766,460                        57,665                    75,165,041
  Reinvestment of distributions..................          956,919                         9,569                    11,846,657
  Redeemed.......................................       (5,784,342)                      (57,844)                  (75,702,793)
                                                        ----------                      --------                  ------------
    Net increase.................................          939,037                         9,390                    11,308,905
                                                        ----------                      --------                  ------------
Outstanding at December 31, 1995.................       15,880,625                      $158,806                  $201,684,401
                                                        ==========                      ========                  ============

MONEY MARKET
Outstanding at December 31, 1994.................       27,667,381                      $276,674                  $276,397,132
  Sold...........................................       31,669,307                       316,693                   316,376,373
  Reinvestment of distributions..................        1,443,847                        14,438                    14,424,031
  Redeemed.......................................      (34,968,839)                     (349,688)                 (349,338,690)
                                                        ----------                      --------                  ------------
    Net decrease.................................       (1,855,685)                      (18,557)                  (18,538,286)
                                                        ----------                      --------                  ------------
Outstanding at December 31, 1995.................       25,811,696                      $258,117                  $257,858,846
                                                        ==========                      ========                  ============

AGGRESSIVE ASSET ALLOCATION
Outstanding at December 31, 1994.................       16,525,699                      $165,257                  $171,389,298
  Sold...........................................        2,106,928                        21,069                    25,086,648
  Reinvestment of distributions..................        1,046,144                        10,461                    11,455,275
  Redeemed.......................................       (3,194,369)                      (31,944)                  (37,535,154)
                                                        ----------                      --------                  ------------
    Net decrease.................................          (41,297)                         (413)                     (993,232)
                                                        ----------                      --------                  ------------
Outstanding at December 31, 1995.................       16,484,402                      $164,844                  $170,396,066
                                                        ==========                      ========                  ============

MODERATE ASSET ALLOCATION
Outstanding at December 31, 1994.................       56,010,309                      $560,103                  $579,183,287
  Sold...........................................        1,091,213                        10,912                    12,744,722
  Reinvestment of distributions..................        2,735,328                        27,353                    29,377,424
  Redeemed.......................................       (7,375,131)                      (73,751)                  (83,793,811)
                                                        ----------                      --------                  ------------
    Net decrease.................................       (3,548,590)                      (35,486)                  (41,671,665)
                                                        ----------                      --------                  ------------
Outstanding at December 31, 1995.................       52,461,719                      $524,617                  $537,511,622
                                                        ==========                      ========                  ============

CONSERVATIVE ASSET ALLOCATION
Outstanding at December 31, 1994.................       20,956,187                      $209,562                  $213,562,834
  Sold...........................................          773,201                         7,732                     8,397,679
  Reinvestment of distributions..................        1,060,630                        10,606                    10,850,241
  Redeemed.......................................       (3,426,820)                      (34,268)                  (36,946,840)
                                                        ----------                      --------                  ------------
    Net decrease.................................       (1,592,989)                      (15,930)                  (17,698,920)
                                                        ----------                      --------                  ------------
Outstanding at December 31, 1995.................       19,363,198                      $193,632                  $195,863,914
                                                        ==========                      ========                  ============

5. PURCHASES AND SALES OF SECURITIES.  The following summarizes the securities transactions (except for short-term investments) for the portfolios (with the exception of Money Market) for the year ended December 31, 1995:

                                                       PURCHASES                                      SALES
                                           ----------------------------------            ----------------------------------
                                               U.S.                                          U.S.
    PORTFOLIO                               GOVERNMENT           OTHER ISSUES             GOVERNMENT           OTHER ISSUES
    ---------                              ------------          ------------            ------------          ------------
Global Equity.......................              -----          $379,584,413                   -----          $377,046,540
Pasadena Growth.....................              -----           186,751,186                   -----           116,996,713
Equity..............................              -----           749,746,383                   -----           622,889,562
Value Equity........................              -----           258,556,259                   -----           133,640,524
Growth and Income...................              -----           350,418,269                   -----           199,814,869
International Growth and Income*....              -----           126,281,059                   -----            47,275,357
Strategic Bond......................       $ 83,632,008           142,505,422            $ 84,927,592           117,983,453
Global Government Bond..............         43,927,820           305,566,986              24,487,366           335,144,653
Investment Quality Bond.............        137,842,069            43,382,904             131,107,656            33,131,331
U.S. Government Securities..........        908,829,476                 -----             885,115,803             9,922,983
Aggressive Asset Allocation.........         69,569,151           130,687,830              82,311,958           133,626,087
Moderate Asset Allocation...........        432,659,879           326,832,997             466,386,128           376,597,180
Conservative Asset Allocation.......        168,207,799            57,717,939             194,002,297            74,266,633

* For the period January 9, 1995 (commencement of operations) to December 31, 1995.

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------
PURCHASES AND SALES OF SECURITIES, CONTINUED

Purchases and sales (including maturities) for Money Market for the year ended
December 31, 1995 were $2,322,303,562 and $2,351,015,623, respectively. At
December 31, 1995, tax basis net unrealized appreciation (depreciation) was equal to the aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value as follows:

                                                                TAX BASIS NET
                                                                  UNREALIZED          TAX BASIS            TAX BASIS
                                               TAX BASIS         APPRECIATION         UNREALIZED          UNREALIZED
  PORTFOLIO                                      COST          (DEPRECIATION)        APPRECIATION        DEPRECIATION
  ---------                                  ------------      --------------        ------------        ------------
Global Equity...........................     $581,493,444        $ 59,887,420        $ 82,381,252         $22,493,832
Pasadena Growth.........................      226,921,177          50,415,110          59,089,133           8,674,023
Equity..................................      812,924,416         163,140,832         176,943,455          13,802,623
Value Equity............................      365,220,110          29,851,922          46,173,302          16,321,380
Growth and Income.......................      550,600,569         121,037,410         126,549,451           5,512,041
International Growth and Income.........       84,946,812           2,252,131           4,396,761           2,144,630
Strategic Bond..........................      122,876,684           2,048,149           5,221,879           3,173,730
Global Government Bond..................      215,615,785          11,538,018          11,538,018               -----
Investment Quality Bond.................      134,795,576           7,919,802           7,977,989              58,187
U.S. Government Securities..............      251,307,678           4,742,094           5,292,053             549,959
Aggressive Asset Allocation.............      186,269,731          24,985,520          27,144,161           2,158,641
Moderate Asset Allocation...............      589,957,010          58,815,659          63,150,948           4,335,289
Conservative Asset Allocation...........      209,617,332          14,630,314          15,826,122           1,195,808

The following is a summary of futures contracts activity during the year ended December 31, 1995:

                                                 SALES OF FUTURES CONTRACTS                   PURCHASES OF FUTURES CONTRACTS
                                         -------------------------------------------   --------------------------------------------
                                         NUMBER OF     AGGREGATE FACE     UNREALIZED   NUMBER OF     AGGREGATE FACE     UNREALIZED
                                         CONTRACTS   VALUE OF CONTRACTS     GAIN       CONTRACTS   VALUE OF CONTRACTS   GAIN (LOSS)
                                         ---------   ------------------   ----------   ---------   ------------------   -----------
AGGRESSIVE ASSET ALLOCATION:

US TREASURY BOND FUTURES:
Outstanding, December 31, 1994.......        --                  --                        --                     --
 Contracts opened....................        --                  --                        25            $ 2,500,000
 Contracts closed....................        --                  --                       (25)            (2,500,000)
                                                                                          ---             ----------
Outstanding, December 31, 1995.......        --                  --                        --                     --
                                            ===         ===========                       ===             ==========

S&P 500 FUTURES:
Outstanding, December 31, 1994.......        51         $12,750,000                        --                     --
 Contracts opened....................       166          41,500,000                        --                     --
 Contracts closed....................      (198)        (49,500,000)                       --                     --
                                            ---        ------------
Outstanding, December 31, 1995.......        19        $  4,750,000        $11,210         --                     --
                                            ===        ============        =======        ===             ==========

CAC 40 FUTURES:
Outstanding, December 31, 1994.......        --                  --                        --                     --
 Contracts opened....................        --                  --                        38        FRF     304,000
 Contracts closed....................        --                  --                       (25)              (200,000)
                                                                                          ---             ----------
Outstanding, December 31, 1995.......        --                  --                        13        FRF     104,000      $ 18,523
                                            ===        ============                       ===             ==========      ========

DAX 30 FUTURES:
Outstanding, December 31, 1994.......        --                  --                        --                     --
 Contracts opened....................        --                  --                        21        DEM      63,000
 Contracts closed....................        --                  --                       (13)               (39,000)
                                                                                           --             ----------
Outstanding, December 31, 1995.......        --                  --                         8        DEM      24,000     ($ 12,130)
                                            ===         ============                      ===             ==========      ========

FTSE 100 FUTURES:
Outstanding, December 31, 1994.......        --                  --                        --                     --
 Contracts opened....................        --                  --                        25    (pound)      62,500
 Contracts closed....................        --                  --                       (16)               (40,000)
                                                                                           --             ----------
Outstanding, December 31, 1995.......        --                  --                         9    (pound)      22,500      $  6,635
                                            ===        ============                       ===             ==========      ========

NIKKEI 300 FUTURES:
Outstanding, December 31, 1994.......        --                  --                        --                     --
 Contracts opened....................        --                  --                       365      (yen)   3,650,000
 Contracts closed....................        --                  --                      (262)            (2,620,000)
                                                                                           --             ----------
Outstanding, December 31, 1995.......        --                  --                       103      (yen)   1,030,000      $157,949
                                            ===        ============                       ===             ==========      ========

NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------


PURCHASES AND SALES OF SECURITIES, CONTINUED

                                                 SALES OF FUTURES CONTRACTS                   PURCHASES OF FUTURES CONTRACTS
                                         -------------------------------------------   --------------------------------------------
                                         NUMBER OF     AGGREGATE FACE     UNREALIZED   NUMBER OF     AGGREGATE FACE     UNREALIZED
                                         CONTRACTS   VALUE OF CONTRACTS     GAIN       CONTRACTS   VALUE OF CONTRACTS   GAIN (LOSS)
                                         ---------   ------------------   ----------   ---------   ------------------   -----------
MODERATE ASSET ALLOCATION:

US TREASURY BOND FUTURES:
Outstanding, December 31, 1994.......        --                   --                       --                      --
 Contracts opened....................        --                   --                       48             $ 4,800,000
 Contracts closed....................        --                   --                      (48)             (4,800,000)
                                                                                          ---             -----------
Outstanding, December 31, 1995.......        --                   --                       --                      --
                                            ===         ============                      ===             ===========
S&P 500 FUTURES:
Outstanding, December 31, 1994.......       107         $ 26,750,000                       --                      --
 Contracts opened....................       363           90,750,000                       --                      --
 Contracts closed....................      (429)        (107,250,000)                      --                      --
                                            ---          -----------
Outstanding, December 31, 1995.......        41         $ 10,250,000        $24,190        --                      --
                                            ===         ============        =======       ===              ==========
CAC 40 FUTURES:
Outstanding, December 31, 1994.......        --                   --                       --                      --
 Contracts opened....................        --                   --                       75        FRF      600,000
 Contracts closed....................        --                   --                      (47)               (376,000)
                                                                                          ---              ----------
Outstanding, December 31, 1995.......        --                   --                       28        FRF      224,000      $ 39,992
                                            ===         ============                      ===              ==========      ========
DAX 30 FUTURES:
Outstanding, December 31, 1994.......        --                   --                       --                      --
 Contracts opened....................        --                   --                       41        DEM      123,000
 Contracts closed....................        --                   --                      (25)                (75,000)
                                                                                          ---              ----------
Outstanding, December 31, 1995.......        --                   --                       16        DEM       48,000     ($ 24,248)
                                            ===         ============                      ===              ==========      ========
FTSE 100 FUTURES:
Outstanding, December 31, 1994.......        --                   --                       --                      --
 Contracts opened....................        --                   --                       45    (pound)      112,500
 Contracts closed....................        --                   --                      (28)                (70,000)
                                                                                          ---              ----------
Outstanding, December 31, 1995.......        --                   --                       17    (pound)       42,500      $ 12,549
                                            ===         ============                      ===              ==========      ========
NIKKEI 300 FUTURES:
Outstanding, December 31, 1994.......        --                   --                       --                      --
 Contracts opened....................        --                   --                      651      (yen)    6,510,000
 Contracts closed....................        --                   --                     (442)             (4,420,000)
                                                                                          ---              ----------
Outstanding, December 31, 1995.......        --                   --                      209      (yen)    2,090,000      $316,735
                                            ===         ============                      ===              ==========      ========

CONSERVATIVE ASSET ALLOCATION:

US TREASURY BOND FUTURES:
Outstanding, December 31, 1994.......        --                   --                       --                      --
 Contracts opened....................        --                   --                        6              $  600,000
 Contracts closed....................        --                   --                       (6)               (600,000)
                                                                                          ---              ----------
Outstanding, December 31, 1995.......        --                   --                       --                      --
                                            ===         ============                      ===              ==========
S&P 500 FUTURES:
Outstanding, December 31, 1994.......        19         $  4,750,000                       --                      --
 Contracts opened....................        65           16,250,000                       --                      --
 Contracts closed....................       (78)         (19,500,000)                      --                      --
                                            ---           ----------
Outstanding, December 31, 1995.......         6         $  1,500,000        $ 3,540        --                      --
                                            ===         ============        =======       ===              ==========
CAC 40 FUTURES:
Outstanding, December 31, 1994.......        --                   --                       --                      --
 Contracts opened....................        --                   --                       11        FRF       88,000
 Contracts closed....................        --                   --                       (7)                (56,000)
                                                                                          ---              ----------
Outstanding, December 31, 1995.......        --                   --                        4        FRF       32,000      $  2,450
                                            ===         ============                      ===              ==========      ========
DAX 30 FUTURES:
Outstanding, December 31, 1994.......        --                   --                       --                      --
 Contracts opened....................        --                   --                        6        DEM       18,000
 Contracts closed....................        --                   --                       (4)                (12,000)
                                                                                          ---              ----------
Outstanding, December 31, 1995.......        --                   --                        2        DEM        6,000     ($  3,043)
                                            ===         ============                      ===              ==========      ========
FTSE 100 FUTURES:
Outstanding, December 31, 1994.......        --                   --                       --                      --
 Contracts opened....................        --                   --                        8    (pound)       20,000
 Contracts closed....................        --                   --                       (5)                (12,500)
                                                                                          ---              ----------
Outstanding, December 31, 1995.......        --                   --                        3    (pound)        7,500      $  2,214
                                            ===         ============                      ===              ==========      ========
NIKKEI 300 FUTURES:
Outstanding, December 31, 1994.......        --                   --                       --                      --
 Contracts opened....................        --                   --                      109      (yen)    1,090,000
 Contracts closed....................        --                   --                      (72)               (720,000)
                                                                                          ---              ----------
Outstanding, December 31, 1995.......        --                   --                       37      (yen)      370,000      $ 56,835
                                            ===         ============                      ===              ==========      ========

6. INVESTMENT ADVISORY AGREEMENTS. Effective March 20, 1987, the Trust entered into an Investment Advisory Agreement with NASL Financial (the "Adviser"), a wholly-owned subsidiary of Security Life and the principal underwriter of the variable annuity contracts issued by Security Life and First North American. The
Adviser is responsible for managing the corporate and business affairs of the
Trust and for selecting and compensating subadvisers to handle the investment and reinvestment of the assets of each portfolio of the Trust, subject to the supervision of the Trust's Board of Trustees. As compensation for its services,
NASL Financial receives an advisory fee from the Trust based on the average annual net assets of each particular portfolio. Advisory fees charged to each portfolio were as follows for the year ended December 31, 1995:
      PORTFOLIO                                                                            FEE
    --------------                                                                     -------------
Global Equity..............................................................               .90%
Pasadena Growth............................................................              .975%
Equity.....................................................................               .75%
Value Equity...............................................................               .80%
Growth and Income..........................................................               .75%
International Growth and Income............................................               .95%
Strategic Bond.............................................................              .775%
Global Government Bond.....................................................               .80%
Investment Quality Bond....................................................               .65%
U.S. Government Securities.................................................               .65%
Money Market...............................................................               .50%
Aggressive Asset Allocation................................................               .75%
Moderate Asset Allocation..................................................               .75%
Conservative Asset Allocation..............................................               .75%

EXPENSE REIMBURSEMENT. Pursuant to the Advisory Agreement, NASL Financial reimburses the Trust for expenses (excluding advisory fees, taxes, portfolio brokerage commissions and interest) incurred in excess of 0.50% of the average annual net assets of each portfolio, respectively, on an annualized basis in Pasadena Growth, Equity, Value Equity, Growth and Income, Strategic Bond, Investment Quality Bond, U.S. Government Securities, Money Market and Aggressive, Moderate and Conservative Asset Allocation and 0.75% in Global Equity, International Growth and Income and Global Government Bond. There were no expenses reimbursed by NASL Financial for the year ended December 31, 1995. The Subadviser to Pasadena Growth, Roger Engemann Management Co., Inc. has agreed to reimburse "other expenses" of Pasadena Growth up to a maximum on an annual basis of .15% of average annual net assets. For the year ended December 31, 1995, all "other expenses", .06%, were reimbursed by them.

7. TRUSTEES' FEES. The Trust pays each Trustee who is not an employee or a director of the Adviser or its affiliates a fee of $4,750 plus travel expenses for each Board of Trustees meeting attended. The Trust also pays each Trustee who is not an employee of the Adviser or its affiliates an annual retainer of $18,000.

8. COMMITMENTS. At December 31, 1995, Global Equity, Equity, International
Growth and Income, Strategic Bond and Global Government Bond had entered into forward foreign currency contracts which contractually obligate the portfolio to deliver currencies at future dates. Open sale and purchase contracts at December
31, 1995 were as follows:
                                                                                                                     NET
                                                                                                                  UNREALIZED
                                         CONTRACTS            IN EXCHANGE      SETTLEMENT                        APPRECIATION
                                        TO DELIVER                FOR             DATE            VALUE         (DEPRECIATION)
                                      -------------           -----------      ----------     ------------      --------------

GLOBAL EQUITY:

SALES

   German Deutschemark...........        26,708,000           $18,786,753        3/21/96       $18,694,362        $  92,391
   French Franc..................       155,670,000            31,659,549        3/21/96        31,831,330         (171,781)
   Japanese Yen..................     1,104,000,000            11,022,914        3/21/96        10,817,378          205,536
                                                              -----------                      -----------        ---------
                                                              $61,469,216                      $61,343,070        $ 126,146
                                                              ===========                      ===========        ---------

PURCHASES

                                           $403,389  (yen)     41,432,050        1/04/96          $401,279        $  (2,110)
                                            120,084  (yen)     12,306,238        1/05/96           119,189             (895)
                                            171,562  (yen)     17,703,483        1/08/96           171,462             (100)
                                           ---------                                             ---------        ---------
                                           $695,035                                               $691,930           (3,105)
                                           ========                                               ========       ----------
                                                                                                                  $ 123,041


NASL SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED
-------------------------------------------------------------------------------------------------------------------------------

COMMITMENTS, CONTINUED
                                                                                                                  NET
                                                                                                               UNREALIZED
                                        CONTRACTS          IN EXCHANGE       SETTLEMENT                       APPRECIATION
                                       TO DELIVER              FOR              DATE              VALUE      (DEPRECIATION)
                                     -------------         -----------       ----------          -------      --------------
EQUITY:
PURCHASES

                                      $     543,211(Y)        55,744,977       1/04/96           $539,903       $  (3,308)
                                            210,887(Y)        21,693,396       1/05/96            210,105            (782)
                                      -------------                                             ---------       ---------
                                      $     754,098                                              $750,008       $  (4,090)
                                      =============                                              ========       =========

INTERNATIONAL GROWTH
 AND INCOME:

SALES
   Japanese Yen..................     1,739,182,683          $17,319,495       2/16/96        $16,962,456       $ 357,039
   Norwegian Krone...............           900,193              145,240       2/16/96            142,189           3,051
                                                             -----------                      -----------       ---------
                                                             $17,464,735                      $17,104,645       $ 360,090
                                                             ===========                      ===========       ---------
PURCHASES
                                     $    3,978,000(Y)       399,315,618       2/16/96        $ 3,894,573       $ (83,427)
                                     ==============                                           ===========       ---------
                                                                                                                 $276,663
STRATEGIC BOND:
SALES
   Belgian Franc.................        16,823,675         $    564,584       1/22/96       $    572,452       $  (7,868)
   Canadian Dollar...............           851,000              621,713       1/22/96            623,188          (1,475)
   German Deutschemark...........        17,315,606           12,047,535       1/22/96         12,087,076         (39,541)
   Danish Krone..................         1,862,047              333,781       1/22/96            335,559          (1,778)
   Spanish Peseta................        82,817,833              664,803       1/22/96            680,978         (16,175)
   French Franc..................        15,257,098            3,043,281       1/22/96          3,117,230         (73,949)
   Great British Pound Sterling..         2,076,583            3,238,413       1/22/96          3,223,092          15,321
    Italian Lira.................     3,478,951,297            2,132,523       1/22/96          2,183,070         (50,547)
   Japanese Yen..................       157,884,383            1,567,868       1/22/96          1,534,682          33,186
   Netherland Guilder............         1,594,191              975,929       1/22/96            994,951         (19,022)
                                                             -----------                      -----------       ---------
                                                             $25,190,430                      $25,352,278       $(161,848)
                                                             ===========                      ===========       ---------

PURCHASES
                                     $    6,909,376  DEM      9,915,996       1/22/96        $  6,921,813       $  12,437
                                            197,368  ESP     25,259,150       1/22/96             207,696          10,328
                                          1,414,177  FRF      6,906,217       1/22/96           1,411,033          (3,144)
                                          1,039,378(pound)      678,445       1/22/96           1,053,024          13,646
                                            865,174  ITL  1,396,132,106       1/22/96             876,084          10,910
                                          1,751,454  FRF      8,666,196       1/24/96           1,770,698          19,244
                                     --------------                                           -----------       ---------
                                     $   12,176,927                                           $12,240,348       $  63,421
                                     ==============                                           ===========       ---------
                                                                                                                $ (98,427)

GLOBAL GOVERNMENT BOND:
SALES

   German Deutschemark ..........        32,399,187        $ 22,531,659       2/09/96         $22,635,216       $(103,557)
   Japanese Yen .................       432,900,000           5,000,000       8/09/96           4,319,907         680,093
   German Deutschemark...........        14,099,500          10,000,000       8/29/96           9,943,904          56,096
                                                           ------------                       -----------       ---------
                                                           $ 37,531,659                       $36,899,027       $ 632,632
                                                           ============                       ===========       ---------
PURCHASES

                                     $   22,140,211  DEM     32,399,187       2/09/96         $22,635,216       $ 495,005
                                          4,881,597(Y)      432,900,000       8/09/96           4,319,907        (561,690)
                                     --------------                                           -----------       ---------
                                     $   27,021,808                                           $26,955,123       $ (66,685)
                                     ==============                                           ===========       ---------
                                                                                                                $ 565,947

9. SUBSEQUENT EVENT. On September 7, 1995, North American Life announced plans to "amalgamate" with The Manufacturers Life Insurance Company ("MLI"). An amalgamation is the exclusive method of combining federally chartered mutual life insurers under the applicable Insurance Companies
Act (Canada).

The amalgamation required and received the approval of the Superintendent of Financial Institutions in Canada, certain US regulatory approvals and the approval of the policyholders of both mutual companies. The amalgamation of North American Life and MLI became effective as of January 1, 1996.

MLI is a Canadian federally chartered mutual life insurance company with $29.9 billion (US) in consolidated assets and $2.4 billion (US) in policyholder surplus as of June 30, 1995. North American Life, also a Canadian federally chartered mutual life insurance company, had $4.5 billion (US) in assets and $0.6 billion (US) in policyholders surplus as of June 30, 1995.

The surviving company will conduct business under the name "The Manufacturers Life Insurance Company".

Effective January 1, 1996, immediately following the amalgamation, Security Life experienced a corporate restructuring which resulted in the formation of a newly organized holding corporation, NAWL Holding Company, Inc. ("NAWL"). NAWL holds all of the outstanding shares of Security Life and Wood Logan Associates, Inc. ("WLA"). WLA is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. WLA acts as the promotional agent for distribution of the Trust.

MLI owns all of the class A shares of NAWL, representing 85% of the voting shares of NAWL. Certain employees of WLA own all of the class B shares, which represent the remaining 15% voting interest in NAWL.